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                                                                   Exhibit 10.10

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                  EXECUTION COPY

                                  CONFIDENTIAL

                             DISTRIBUTION AGREEMENT

         This DISTRIBUTION AGREEMENT (this "AGREEMENT"), effective as of January 9, 2003 (the "EFFECTIVE DATE"), is made and entered into by and between America Online, Inc. ("AOL"), a Delaware corporation, with its principal offices at 22000 AOL Way, Dulles, Virginia 20166, on the one hand, and Homestore, Inc. ("HS"), a Delaware corporation, with offices at 30700 Russell Ranch Road, Westlake Village, California 91362, on the other hand. AOL and HS may be referred to individually as a "PARTY" and collectively as the "PARTIES."

                                  INTRODUCTION

         AOL, RealSelect, Inc. and Homestore.com, Inc. (f/n/a NetSelect, Inc.) entered into an interactive marketing relationship pursuant to that certain Second Amended and Restated Interactive Marketing Agreement, effective as of April 8, 1999 and executed by such parties in June, 1999 and that certain Distribution Agreement, effective as of April 8, 1999 and executed by such parties in June, 1999, each of which were terminated by the Parties pursuant to the terms of the Existing Agreement, and that certain Distribution Agreement effective as of April 25, 2000 (the "EXISTING AGREEMENT"). RealSelect, Inc. and Homestore.com, Inc. are each predecessors-in-interest to HS. AOL and HS each desire to expand and modify their existing relationship by terminating the Existing Agreement and entering into a new mutually beneficial interactive marketing relationship in accordance with the terms and conditions set forth in this Agreement. Capitalized terms used but not otherwise defined in this Agreement shall be as defined on Exhibit B, attached hereto and made a part hereof.

                                      TERMS

1.       DISTRIBUTION; PROGRAMMING

         1.1 PROMOTIONS ON HOME CHANNEL. AOL shall provide HS with the Promotions set forth on Exhibit A, attached hereto and made a part hereof (the "CARRIAGE PLAN"), including Promotions in a home-and-real-estate-related channel or equivalent on the AOL Service, Netscape.com, CompuServe and a home-and-real-estate-related screen on Digital City (collectively the "HOME CHANNEL"), as depicted for the AOL Service in the screen shots attached hereto as Exhibit H, which shall be subject to the provisions of Section 1.3. Notwithstanding the foregoing, HS acknowledges that the screen shots represent a new design for the Home Channel which has not yet been built and which will not be fully launched until approximately [*] (the "LAUNCH DATE"). In the event the new Home Channel (or portions thereof) launches prior to the Launch Date, the Carriage Plan shall be adjusted to reflect the earlier availability of new Promotions (and the discontinuation of old Promotions); provided, however, the number of integrated Impressions and media Impressions provided on the adjusted Carriage Plan shall be at least the number of Impressions in the Integrated Placement Commitment and Media Placement Commitment, respectively. In the event the new Home Channel (or portions thereof)

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                  launches after the Launch Date, the Carriage Plan shall be adjusted to reflect the later availability of new Promotions (and the continuation of old Promotions) and the Term shall be extended (without additional payments by HS) by one day for each day past the Launch Date that the new Home Channel fully launches; provided that any delay in the Launch Date (or portion thereof) which is caused by actions or omissions by HS, or by factors outside the reasonable control of AOL, shall not lead to an extension of the Term. The Promotions shall link directly to the Customized Sites and/or Customized Programming. Except to the extent expressly described herein, the exact form, placement and nature of the Promotions shall be determined by AOL in its reasonable editorial discretion. Any changes to the Carriage Plan shall be made in writing and signed by both Parties prior to implementation of such changes.

         1.2 IMPRESSIONS COMMITMENT. During the Term, AOL shall deliver at least the number of Impressions set forth in the Carriage Plan, from placement of HS Presences on the AOL Network, which Impressions shall be integrated Impressions as set forth on Exhibit A-1 (the "INTEGRATED PLACEMENT COMMITMENT") and media Impressions as set forth on Exhibit A-2 (the "MEDIA PLACEMENT Commitment"), in each case on the line entitled Integrated Placement Commitment and Media Placement Commitment, respectively, (or on the line entitled "Grand Total" in the column entitled "Totals" on any replacement Carriage Plan agreed to in writing by the Parties, if so designated). AOL shall not be obligated to provide more Impressions than provided for in the Carriage Plan.

                  1.2.1 In the event there is (or will be in AOL's reasonable judgment) a shortfall in the Integrated Placement Commitment as of the end of the Term (a "TERM INTEGRATION SHORTFALL"), AOL shall provide HS, as its sole remedy, at AOL' s option with either (a) an extension of the Term of this Agreement until the Term Integration Shortfall is remedied, or (b) a refund calculated by multiplying the Term Integration Shortfall by [*], or (c) some combination thereof. In the event this Agreement is extended pursuant to this
                           Section 1.2.1, AOL shall not be required to deliver any media Impressions if AOL met or exceeded the Media Placement Commitment during the Term. In the event there is (or will be in AOL's reasonable judgment) a shortfall in the Media Placement Commitment as of the end of the Term (a "TERM MEDIA SHORTFALL"), AOL shall provide HS, as its sole remedy, at AOL's option with either (a) Impressions on the AOL Network which have a comparable overall total value calculated based on the following makegood ratios: [*] for [*] Impressions; [*] for [*] Impressions; [*] for [*] Impressions; [*] for [*] Impressions; [*] for [*] Impressions; and [*] for [*] Impressions, so that a [*] Impression is assigned a value of [*] times as much as a [*] impression (for example, in the event there was a shortfall of 100 Impressions in [*] and AOL wished to makegood with [*] Impressions, then AOL would multiply the number of [*] Impressions (in this case 100 Impressions) by [*] to calculate [*] Impression equivalent (in this example, the equivalent would be [*] Impressions), or
                           (b) a refund of the value of the Term Media Shortfall (calculated by multiplying the Term Media Shortfall by [*]) , or (c) some combination thereof.

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                  1.2.2    The Impressions listed on each line item on the
                           Carriage Plan are for the purposes of calculating refund values pursuant to Sections 1.2.1 and 1.4.1 only and do not represent guarantees or commitments of Impressions to individual line items. Similarly, Impressions listed in Year 1 and Year 2 columns in any replacement Carriage Plan agreed to in writing by the Parties (or any draft plan exchanged by the parties at any time) do not represent annual guarantees or commitments. AOL shall have no obligation or responsibility with respect to Impression delivery except to deliver the number of Impressions specified on the lines entitled Integrated Placement Commitment and Media Placement Commitment (or on the line entitled "Grand Total" in the column entitled "Totals" on any replacement Carriage Plan agreed to in writing by the Parties, if so designated) on each of Exhibit A-1 and Exhibit A-2, or to remedy the failure to do so under Section
                           1.2 above. The foregoing notwithstanding, AOL shall not be entitled to satisfy its Integrated Placement Commitment by delivering more MapQuest Impressions than the [*] Impressions shown on the Carriage Plan unless otherwise mutually agreed by the Parties.

         1.3 REDESIGNS AND MAKEGOODS. AOL reserves the right to redesign or modify the organization, structure, "look and feel," navigation and other elements of the AOL Network at any time. In the event such modifications materially and adversely affect any specific Promotion, or if AOL is unable to deliver any particular Promotion for any other reason, AOL will provide HS as soon as commercially reasonable, as its sole remedy, a comparable promotional placement in a successor area of the portion of the AOL Network that has been redesigned or replaced, or other area that is substantially similar to the redesigned or replaced area; provided, however, that in the event such redesign or modification results in a substantial redesign of the Home Channel, such redesigned or replaced Home Channel is promoted as any other top level channel on the AOL Service such as Careers, Travel and Health. AOL shall promptly provide written notice to HS of (i) the proposed comparable or alternative promotional placement(s), and (ii) the Promotion or Promotions for which the proposed comparable promotional placement is a substitute. Within thirty (30) days of AOL's written notice, HS shall provide written notice to AOL of either (i) its acceptance of the proposed promotional placement as a substitute Promotion or (ii) its refusal of the proposed comparable promotional placement, together with a written statement of the reasons HS believes the proposed placement is not a comparable promotional placement. HS's failure to so respond within thirty (30) days shall be deemed acceptance. HS's approval of a proposed comparable placement shall not be unreasonably withheld. In no event will any notice requirement, acceptance or rejection provided pursuant to this Section 1.3 prohibit AOL from implementing any proposed redesign or modification. In the event that HS refuses a proposed comparable promotional placement offered by AOL pursuant to this Section 1.3, HS and AOL shall attempt, in good faith, to resolve the matter informally within fifteen
                  (15) days. In the event the Parties are unable to resolve the matter informally, either Party may commence the arbitration provisions of this Agreement; provided, however, that any such dispute that is not presented to the Management Committee and, if necessary, arbitration as provided in Section VII of Exhibit D for final and binding resolution within ninety (90) days of AOL's written notice of the proposed promotional placement shall be waived by HS.

         1.4      PROGRAMMING AND CONTENT.

                  1.4.1 CONTENT. The Promotions shall link only to the Customized Programming or Customized Sites and shall promote only the HS Services. The Customized Sites and Customized Programming shall contain the Content described on the

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                                       3                           CONFIDENTIAL

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                           Programming Plan, attached hereto as Exhibit C (the
                           "PROGRAMMING PLAN"), as such Programming Plan may be updated from time to time by mutual agreement of the Parties. HS shall have the right to include any of its Content within the HS Services on the Customized Sites and Customized Programming consistent with this Agreement. Each Promotion shall link to a portion of the Customized Programming or Customized Sites which is contextually relevant to the page on which the Promotion appears and the Content of the Promotion. The inclusion of any Content that is not within the HS Services shall be subject to AOL's prior written approval, which approval shall not be unreasonably withheld. HS shall provide Content that will meet the objectives set forth in the Programming Plan, and, in AOL's reasonable editorial discretion, such Content shall be accurate, well-organized and professional and shall comply with (i) AOL's technical specifications set forth in Exhibit F, attached hereto and made a part hereof, and any additional or modified specifications made available to HS that AOL deems necessary and appropriate from time to time during the Term so long as AOL consistently requires compliance with such standards from similarly situated third parties, (ii) the terms of this Agreement, and (iii) AOL's then-generally acceptable policies relating to advertising and promotions (as consistently applied to similarly situated third parties and as have been made available to HS ). Notwithstanding anything to the contrary in this Agreement, HS shall ensure that any Content provided by HS pursuant to this Agreement (including, without limitation, the Promotions, the Customized Site, and the Customized Programming) does not directly promote, advertise, market or distribute the products, services or content of any other Interactive Service, and that neither the Promotions nor the Customized Programming directly promotes, advertises, markets or distributes any products or services in any category in which AOL has an exclusive relationship as identified on Exhibit I, attached hereto and made a part hereof, as such list may be amended by AOL from time to time; provided AOL shall not amend Exhibit I to include any of the HS Exclusive Services. In the event that the addition by AOL of a category to Exhibit I requires HS to remove an integrated element of Content from the Customized Programming, the line item on the Carriage Plan representing such Content, if any, shall be deemed deleted from the Carriage Plan, AOL shall refund to HS the value of the undelivered Impressions to such line item(s) (calculated based on the applicable value for the Impressions as set forth in Section 1.2 for Integrated Placements and Media Placements), and the overall Integrated Placement Commitment and/or Media Placement Commitment, as applicable, shall be reduced by the number of Impressions for which a refund was provided. In the event that the removal of an integrated element of Content from the Customized Programming requires an alteration to the design of the Customized Programming, AOL shall discuss the redesign of the particular portion of the Home Channel affected by such alteration with HS. HS shall host the following screens containing Customized Programming until such time as AOL may elect to host such screens: [*].

                  1.4.2 HS CONTENT AND SITE MANAGEMENT OBLIGATIONS. HS shall design, create, edit, manage, review, update (as reasonably determined by HS and no less frequently than its Generally Available Sites are updated), and maintain the Customized Sites, Customized Programming and other Licensed Content in a timely and professional manner and in accordance with the terms of this Agreement and shall use commercially reasonable efforts to keep the Licensed Content current, accurate and well-organized at all times during the Term. HS shall be responsible for any hosting or communication costs associated with the


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                                       4                      CONFIDENTIAL

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                           Customized Sites and Customized Programming,
                           including, without limitation, the costs associated with AOL's direct cost of any agreed-upon direct connections between the AOL Network and the Customized Sites or Customized Programming. The Customized Programming shall have AOL Look and Feel, consistent with the examples set forth in Exhibit H, attached hereto, in all material respects.
                           AOL shall be entitled to revise the AOL Look and Feel in its sole discretion; provided that, in the event that AOL substantially changes the AOL Look and Feel more than once every six (6) months during the Term, AOL shall bear the costs and expenses associated with any alterations or conversions to be made to the Customized Programming for any additional substantial changes to the AOL Look and Feel during the Term.

                  1.4.3 EQUALITY OF CONTENT. Subject to the other terms and conditions of this Agreement, HS shall ensure that the Licensed Content within the Customized Sites and Customized Programming is substantially the same as the Content then available on the comparable Generally Available Sites in all material respects, including without limitation, quality, breadth, depth, timeliness, functionality, features, prices of products and services and terms and conditions, unless otherwise required by this Agreement (for example, if Content, tools or functionality that HS would be required to include to comply with this sentence violates another provision of this Agreement, HS shall not provide such Content, tools or functionality on the Customized Sites or in the Customized Programming). In the event HS enters into an agreement to provide Content relevant to the HS Services and not available on the Generally Available Sites ("CUSTOM CONTENT") to any third party, HS shall provide AOL the opportunity to obtain the Custom Content on substantially the same terms as the third party (including, without limitation, delivery of the Custom Content to AOL at the same time the Custom Content is delivered to the third party).

                  1.5 REGISTRATION. AOL Users shall not be subject to a registration process (or any similar process) in order to access and use the Customized Programming or the Customized Sites unless otherwise mutually agreed; provided, however, that AOL Users may be subject to a registration process in order to use a specialized tool or for specific opt-in features and functionality of the Customized Sites. In the event that registration is required to access and use the Customized Sites, any registration or similar process on the Customized Sites shall be no more burdensome than any other registration or similar process on the corresponding Generally Available Site. During the Term and for the two (2) year period after the expiration or termination thereof, HS shall allow AOL Users to access and use a Generally Available Site on terms and conditions no less favorable than the terms and conditions generally available to other similarly situated users of such Generally Available Site.

                  1.6 MEMBER BENEFITS. HS will promote through the Customized Sites any special or promotional offers made available by or on behalf of HS through any Generally Available Site. The Parties shall work together in good faith to promote, through the Customized Sites and the AOL Network, special Content exclusively available to AOL Users.

                  1.7 COMPLIANCE. In the event HS provides Content for the Customized Programming and the Customized Sites that fails to materially comply with Sections 1.4, 1.5, 2.5.1, 4.1, 4.2(a), 4.2(b), 4.2(c), or 4.3 of this
                           Agreement (a "MATERIAL NON-COMPLIANCE EVENT"), AOL shall: (a) give email notice to HS of its non-compliance specifying the nature of the Material Non-Compliance Event and the location of the non-complying Content (if applicable and to the extent of AOL's knowledge of the location(s)); and
                           (b) have the


                                       5                            CONFIDENTIAL
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                           immediate right (in addition to any other remedies
                           available to AOL hereunder) to (i) decrease the promotion it provides to HS hereunder solely on screens which include or provide a link to such non-complying Content and/or (ii) remove carriage of the Customized Programming and/or other Licensed Content from the AOL Properties that are implicated by such non-complying Content; in each case, until such time as HS corrects its non-compliance. If HS does not cure its non-compliance during a [*] ([*]) day period (or a [*] ([*]) day period in the event that the non-compliance results from a modification to technical requirements and cannot reasonably be cured in [*] days) beginning the date on which AOL gives HS notice of its non-compliance as provided in subsection (a) hereof, AOL shall be relieved during the period of such HS noncompliance only of the proportionate amount of any promotional commitment made to HS by AOL hereunder in accordance with any decrease, cessation or removal of HS Content or Promotions pursuant to the foregoing sentence.

2.       CROSS-PROMOTION

         2.1 COOPERATION. Each Party shall cooperate with and reasonably assist the other Party in supplying material for marketing and promotional activities.

         2.2      HS PROMOTION OF CUSTOMIZED SITES AND AOL.

                  2.2.1 OFFLINE PROMOTION. As provided in Exhibit G, in its offline promotions HS will promote AOL and will promote the availability of the Customized Sites through the AOL Network.

                  2.2.2 ONLINE PROMOTION. In the event that HS allows a third party Interactive Service to purchase advertising for placement on the Generally Available Sites as part of a cooperative transaction whereby the parties thereto trade products or services rather than cash, or as part of an affiliate or bounty program, then HS will provide AOL with the opportunity to purchase comparable online promotion for the remaining Term of this Agreement and on other terms and conditions that are no less favorable than the proposed promotion with the third party Interactive Service. HS shall provide AOL with ten (10) days prior written notice of its intent to enter into such transaction and shall specify all material terms of such transaction in the written notice (other than those terms which HS is prohibited from disclosing under any commercially reasonable nondisclosure agreement or confidentiality provision that an Interactive Service may have required prior to negotiating the arrangements). In the event that AOL desires to purchase the comparable promotions, AOL shall provide HS written notice of its intent to participate within five (5) days of HS' notice. Thereafter, the parties will use their commercially reasonable good faith efforts to enter into a definitive agreement for the provision of such promotions. HS shall be free to enter into an agreement with the third party on terms no more favorable to the third party than those contained in HS' notice. This section shall not apply to those matters covered by Section 2.5.

         2.3 AOL PROMOTION OF CUSTOMIZED SITES AND HS. At HS's request during the Term, AOL shall discuss with HS opportunities to include HS in AOL promotional materials to the extent AOL includes any similarly situated partners in such materials. The terms and


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                  conditions of any such promotion shall be determined by the
                  Parties at the time of such promotion.

         2.4 AOL PARTICIPATION IN MARKETING OR PROMOTIONAL OPPORTUNITIES. In the event that HS enters into any transaction to promote or market the products or services of any third party Interactive Service, HS shall provide AOL with the opportunity to promote or market the products or services of AOL in a comparable manner for the remainder of the Term of this Agreement and on other terms and conditions that are no less favorable than the proposed promotion of the products and services of the third party Interactive Service. HS shall provide AOL with notice ten (10) days after entering into any such transaction and shall specify all material terms of such transaction in the written notice (other than those terms which HS is prohibited from disclosing under any commercially reasonable nondisclosure agreement or confidentiality provision that the Interactive Service may have required). In the event that AOL desires to acquire comparable promotion or marketing from HS, AOL shall provide HS written notice of its intent to participate within five (5) days of HS' notice. Thereafter the parties will use their commercially reasonable good faith efforts to enter into a definitive agreement for the provision of such promotions. In no event shall Section 2.4 and Section
                  2.2.2 prohibit or limit HS from entering into a distribution agreement or carriage agreement with an Interactive Service pursuant to which HS provides its content to such service even if as an ancillary part thereof HS promotes or markets the services of such Interactive Service. This Section shall not apply to matters covered by Section 2.5.

         2.5      USE OF AOL TOOLS

                  2.5.1 CUSTOMIZED SITES. In the event that HS chooses to integrate any third party tools, technologies or functionality, other than any instant messaging product, on any Customized Site, and AOL provides tools, technology or functionality that are reasonably comparable to that available from such third party, then HS shall negotiate in good faith with AOL to determine terms and conditions for HS to use AOL's tools prior to HS negotiating with any third party regarding the same. Notwithstanding the foregoing, in the event that HS chooses to integrate any instant messaging tool on any Customized Site, HS shall use, and AOL shall provide, "AOL Instant Messenger(TM)" ("AIM") or alternate --- AOL-designated instant messaging tool. In the event that HS integrates one or more third party's tools, technologies and functionality on any Customized Site to the extent permitted in this Section 2.5.1, (i) HS shall be prohibited from displaying any links to such third party web site or other site displaying or distributing such third party's tools, technologies and functionality unless such links are to a "cul-de-sac" site which (a) provides only the third party tool's functionality without further links to the third party's products or services and (b) has an HS Look and Feel, and (ii) HS shall be prohibited from displaying any branding for any third party Interactive Service in connection with such tools, technologies, or functionality; provided, however, that in the event that HS chooses to display any branding for any third party's tools, regardless of whether such third party is an Interactive Service, HS shall remove the third party's tools and branding from the Customized Sites upon AOL's written notice to HS requesting such removal.

                  2.5.2 LICENSE TO AOL TOOLS. To the extent AOL provides HS with AOL Tools for inclusion on the Customized Sites, AOL and HS shall enter into a license agreement, to be mutually agreeable to both Parties, pursuant to which AOL will license to HS such AOL Tools for use on the Customized Sites, and upon mutual agreement of the Parties, the Generally Available Sites, during the Term. In the

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                           event that either Party seeks revenue from users of
                           the Customized Sites or the Generally Available Sites for such AOL tools, the Parties shall negotiate in good faith to determine the revenue share of any revenues derived therefrom.

3.       ADVERTISING AND MERCHANDISING

         3.1 AOL NETWORK ADVERTISING INVENTORY. AOL owns all right, title and interest in and to the advertising and promotional spaces within the AOL Network including, without limitation, the screens containing Customized Programming and, except to the extent otherwise provided herein, shall have the right to all revenues therefrom. The specific advertising inventory within any AOL forms or pages shall be as determined by AOL. HS shall reasonably assist AOL in serving ads to any screens containing Customized Programming which are hosted by HS.

         3.2 CUSTOMIZED SITE ADVERTISING INVENTORY. HS owns all right, title and interest in and to the advertising and promotional spaces on the Customized Sites and shall have the right to all revenues therefrom.

         3.3 INTERACTIVE COMMERCE. Subject to Section 1.4.1, HS shall have the right to provide the HS Services and any other services expressly permitted herein, and sell or offer for sale through the Customized Sites and/or Customized Programming any products, goods or services reasonably related to the HS Services.

4.       CUSTOMIZED PROGRAMMING AND CUSTOMIZED SITES

         4.1 PRODUCTION; PERFORMANCE. HS shall write all Customized Programming and design all Customized Sites for distribution hereunder according to AOL's standard programming and publishing specifications and guidelines and the Technical Operating Standards, all as set forth on Exhibit F, and any additional or modified specifications provided to HS that AOL deems necessary and appropriate from time and time during the Term so long as AOL requires compliance with such standards from similarly situated third parties.

         4.2 CUSTOMIZATION. In addition to any customization requirements set forth elsewhere herein, HS shall customize all Customized Programming and the Customized Sites for AOL Users as follows:

                  (a) HS shall co-brand each Customized Site, including a Customized Site for Classifieds, in accordance with AOL's specifications for such co-branding as they may be modified and generally applicable to similarly situated AOL partners from time to time, for each AOL Property on which each Customized Site is promoted. HS shall integrate tools, technologies and functionality on any Customized Site in accordance with the provisions of Section 2.5. AOL shall provide a header and footer to HS for use on the Customized Sites that is as wide as the Customized Sites require.

                  (b) Notwithstanding anything to the contrary, HS shall ensure that:

                           (i)      the Customized Sites and Customized
                                    Programming do not (a) directly promote, advertise, market or distribute the products, services or content of any other Interactive Service, or (b) violate any standard written AOL policy on advertising or promotion made available to HS and as generally

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[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       8                            CONFIDENTIAL
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                                    applied (e.g., with respect to objectionable
                                    content (e.g., illegal or illicit,
                                    inappropriate for minors, etc.));

                           (ii) the Customized Programming does not directly promote, advertise, market or distribute any products or services in any category in which AOL has an exclusive relationship in accordance with the lists provided to HS pursuant to Section 1.4.1; and

                           (iii) the Customized Programming will not use or display any pop-up Advertising during the Term, and no pop-up advertising will be displayed to any AOL User on any page linked to directly from Promotions or the Customized Programming .

                  (c) HS shall host all pages of the Customized Sites under a URL address co-branded with the applicable Customized Site and AOL Property (e.g., aol.hs.com, netscape.hs.com, etc.) in such a - - manner that HS receives traffic credit for such pages. HS and/or AOL shall host all pages of the Customized Programming under a URL address co-branded with the applicable Customized Site and AOL Property in such a manner that AOL receives traffic credit for such pages provided, however, that HS may elect to use a different URL for pages of Customized Programming hosted by HS so long as HS takes all necessary steps to ensure that AOL receives traffic credit for all pages of Customized Programming (e.g., without limitation, by sending a letter to each of the traffic reporting agencies stating that AOL shall receive traffic credit for such pages).

                  (d) Upon the expiration or earlier termination of this Agreement, unless the Parties otherwise agree, HS (i) shall discontinue hosting the Customized Sites under the co-branded domain name, and (ii) for a period of twelve (12) months thereafter, host a jump page under each such co-branded domain name. The design of such jump page shall be mutually agreed to by the Parties. The jump page shall be co-branded with each Party's brands and shall contain prominent navigation to both the Generally Available Site and an area(s) of the AOL Network, or other Content area(s), selected by AOL in its reasonable discretion and related in subject matter to the Content contained on the Customized Sites.

                  (e) Except for the customization requirements set forth in this Section 4.2, HS reserves the right to redesign or modify the organization, structure, "look and feel," navigation and other elements of the Customized Sites at any time. In the event such modifications materially and adversely affect the user interface of the Customized Sites, HS shall promptly provide written notice to AOL of the proposed modifications. Within thirty (30) days of HS' written notice, AOL shall provide written notice to HS of either (i) its acceptance of the proposed modifications or (ii) its rejection of the proposed modifications, together with a written statement of the reasons AOL rejects the proposed modifications as adversely affecting the user interface the Customized Sites. AOL's failure to so respond within thirty (30) days shall be deemed acceptance. AOL's approval of a proposed modification shall not be unreasonably withheld. In the event that AOL rejects a proposed modification offered by HS pursuant to this Section 4.2(e), HS and AOL shall attempt, in good faith, to resolve the matter informally within fifteen (15) days. In the event the Parties are unable to resolve the matter informally, either Party may commence the arbitration provisions of this Agreement; provided, however, that any such dispute that is not presented to the Management Committee and, if necessary, to arbitration pursuant to Section VII
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[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       9                        CONFIDENTIAL
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                           of Exhibit D for final and binding resolution within
                           ninety (90) days of HS' written notice of the proposed modification shall be waived by AOL.

         4.3 INTEGRITY OF AOL NETWORK. The Parties will work together on mutually acceptable links (including links back to the AOL Network) within the Customized Sites in order to create a robust and engaging AOL member experience and the Customized Sites may include reasonable editorial links that are contextually related to the Content described on the Programming Plan subject to the terms of this Agreement and the following:

                  (a) HS shall use commercially reasonable efforts to ensure that AOL traffic is generally either kept within the Customized Sites or channeled back into the AOL Network; provided that this paragraph (a) shall not restrict HS' right and ability to (i) sell Advertisements on the Customized Sites that link to the advertiser's sites or (ii) link to third party Content that is included on the Customized Site as permitted under this Agreement.

                  (b) Except if and to the extent otherwise expressly set forth herein with respect to the Customized Programming, AOL will exercise complete control over the navigation, design and layout of any screens, forms or other Content on the AOL Network preceding the Customized Sites.

5.       EXCLUSIVITY

         5.1      HS EXCLUSIVE SERVICES.

                  5.1.1 EXCLUSIVITY. Subject to the terms and conditions of this Agreement, HS shall be the exclusive provider of HS Exclusive Services that are directly promoted by AOL or its Affiliates within the AOL Properties.

                  5.1.2 EXCEPTIONS. The provisions of Section 5.1.1 shall be subject to the provisions of this Section 5.1.2.

                  (a) SINGLE BRAND LISTING SERVICES. With respect to any Person who offers aggregated listings of real estate properties under such Person's own brand with respect to its own listings (e.g., - - Century 21, ERA or Coldwell Banker, each with respect to its own listings), AOL and its Affiliates shall have the right to provide nonintegrated promotions (i.e., banner advertisements, buttons and text links) for such Person and such Person's HS Exclusive Services; provided, however, that (i) on the AOL Service, AOL may only include one permanent non-integrated promotion per screen (i.e., banner advertisements, buttons and text links) for a single such Person throughout the Home Channel at any one time (i.e., such promotion will be for the same Person throughout the Home Channel), and (ii) on each of the other AOL Properties, AOL may only include one permanent non-integrated promotion (i.e., banner advertisements, buttons and text links) for no more than a total of two such unaffiliated Persons at any one time within the Home Channel. AOL shall use commercially reasonable efforts (including, without limitation, with respect to existing and future agreements) to ensure that any such Person's site promoted on the AOL Properties does not link to HS Exclusive Services offered by other third parties (related or unrelated). If HS notifies AOL of such a cross link to a third party HS Exclusive Service, AOL shall work with the applicable advertiser to remove such link in accordance with the terms of such advertisers' agreement with AOL regarding such link.


                                       10                           CONFIDENTIAL

                           (b) OTHER LINES OF BUSINESS. In the event that any Person providing HS Exclusive Services provides products or services other than the HS Exclusive Services, AOL and its Affiliates shall not be restricted from promoting such Person (on or off the AOL Network), provided however that, except as otherwise provided in this Section 5.1, AOL and its Affiliates shall not directly promote such Person's HS Exclusive Services within the AOL Properties (e.g., AOL could promote Classified Ventures' car listings but not its realty listings).

                           (c) FSBOS. AOL and its Affiliates shall have the right to promote for sale by owner listings ("FSBOS") on the AOL Properties provided, however, AOL shall not promote a third party which aggregates FSBOs as its primary business (e.g., ForSaleByOwner.com). The location of any integrated links for FSBOs in the Home Channel shall be subject to HS's consent, which consent shall be withheld only if a proposed integrated link would violate HS's contract with the National Association of Realtors.

                           (d) CLASSIFIEDS. No provision of this Agreement shall limit AOL's or its Affiliates' ability (on or off the AOL Network) to continue to promote and populate any classified listings developed by AOL or one of its Affiliates ("CLASSIFIEDS") with other AOL or third party aggregator listings in HS Apartments Listings, or where AOL Users wish to advertise themselves.

                           (e)      CANADA. The exclusivity set forth in this
                                    Section 5.1 shall not apply to the AOL
                                    Canada Service with respect to HS Apartment
                                    Listings.

                           (f) GENERAL EXCEPTIONS. Notwithstanding anything to the contrary (and without limiting any actions which may be taken by AOL without violation of HS' rights hereunder), no provision of this Agreement shall limit AOL's right (on or off the AOL Network) to do each of the following: (i) undertake activities or perform duties pursuant to those existing arrangements with third parties; provided AOL shall not extend or renew any such existing agreements or commitments to the extent such agreements or commitments could not otherwise be entered into after the Effective Date; (ii) enter into an arrangement with any third party for the primary purpose of acquiring AOL Users whereby such third party is allowed to promote or market any or all HS Exclusive Services on a limited basis solely to AOL Users that are acquired as a result of such agreement (but not to AOL Users acquired through any other means); provided, however, that in the event AOL enters into such an arrangement with any of the Named Entities, HS shall have the option to require that AOL discontinue display of the Customized Programming and the Customized Site solely to AOL Users acquired as a result of such agreement to the extent the product offering made pursuant to AOL's agreement with the Named Entity permits the Named Entity to promote HS Exclusive Services; (iii) create, distribute and display editorial commentary relating to any third party provider of any HS Exclusive Service generated by persons unrelated to such third party; or (iv) populate AOL's proprietary directories (including without limitation AOL Yellow Pages and Digital City directories) and any locally-oriented search directories or databases. With respect to clause (i) above, to the best of the knowledge of AOL's senior executives, there is no existing agreement with a value in excess of Two Million Dollars ($2,000,000) that authorizes a third party to distribute HS Exclusive Services through the AOL Properties.

5.2      BEST-OF-BREED EXCEPTION.


                                       11                      CONFIDENTIAL

         5.2.1 IN GENERAL. Notwithstanding any other provision of this Agreement (and without limiting any actions which may be taken by AOL without violation of HS' rights hereunder), HS shall provide HS Exclusive Services that comply with the following "KEY INDICATORS": (a) the maintenance of at least [*] percent ([*]%) of the available listings of resale and, to the extent listed on multiple listing services, new properties in the United States carried by multiple listing services (excluding any multiple listing service which prohibits all entities with access to its listings from distributing its listings online);
                  (b) the maintenance of listings of apartments within [*] Rental Properties, at least [*] percent ([*]%) of which shall be spread across the top [*] ([*]) Metropolitan Statistical Areas, as determined by the U.S. Bureau of the Census from time to time, within the United States; and (c) HS's existing agreement with the National Association of Realtors is still in force and effect and has not terminated or otherwise expired.

         5.2.2 If at any time during the Term HS fails to meet either of the Key Indicators set forth in Sections 5.2.1(a) or (b), such failure shall be a material breach entitling AOL to invoke
                  Section 7.2 hereof. If at any time during the Term HS fails to meet the Key Indicator set forth in Section 5.2.1(c), such failure shall entitle AOL to invoke Section 7.3 hereof. HS shall give written notice to AOL within five (5) days of the date on which it fails to meet any of the Key Indicators at any time during the Term. For the sole purpose of ensuring compliance with the Key Indicators, AOL shall have the right, to direct an independent certified public accounting firm subject to strict confidentiality restrictions to conduct a reasonable and necessary copying and inspection of HS' records, contracts and other information that are related to the Key Indicators. Any such audit may be conducted after twenty (20) business days prior written notice. HS shall bear the expense of such audit which determines that HS has failed to meet a Key Indicator; AOL shall bear the expense for any such audit which determines that HS not failed to meet a Key Indicator.

         5.2.3 REPRESENTATION. HS represents and warrants that, as of the Effective Date and throughout the Term, HS shall be in compliance with the Key Indicators.

6.  REPORTING; PAYMENT; PAYMENT PROCEDURES; TAXES.

    6.1 PAYMENT. As consideration for the services provided by AOL pursuant to this Agreement, HS agrees to pay AOL Twenty-Two Million Five Hundred Thousand Dollars ($22,500,000), with Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000) payable by wire transfer immediately upon confirmation by Merrill Lynch that the letter of credit referred to in
         Section 13.1.1 and related credit agreement have been terminated pursuant to the terms of the side letter referred to in Sections 13.1.3 and 13.2.2 below ("LOC TERMINATION"), and the balance payable in five equal quarterly installments due April 1, 2003, July 1, 2003, October 1, 2003, January 1, 2004, and April 1, 2004. In addition, as consideration for termination of the Prior Agreements provided in
         Section 11 below (including for advertising delivered through December 31, 2002 pursuant to the Existing Agreement) and the Settlement Agreement and Release being delivered pursuant to Sections 13.1.2 and
         13.2.1 below, HS shall pay AOL Seven Million Five Hundred Thousand Dollars ($7,500,000) by wire transfer immediately upon LOC Termination. All amounts not paid when due and payable shall bear interest from the date such amounts are due and payable at the prime rate in effect at such time.


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[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       12                       CONFIDENTIAL
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         6.2      SALES REVENUE SHARE ON CUSTOMIZED SITES. HS shall be entitled to retain [*] percent ([*]%) of the Sales Revenues collected by HS or its agents or by any other Person with respect to the Customized Sites.

         6.3 PREFERRED PARTNER SHARE. As a preferred partner of AOL, HS shall be entitled to receive the following shares (the "CATEGORY SHARE") of online Sales Revenues on the AOL Properties (excluding AOL Canada) in each calendar quarter as follows:

                  (a) [*] percent ([*]%) of Sales Revenues collected by AOL or its agents during such quarter from (i) sales of Advertisements (excluding Advertisements for local entities on Digital City, i.e., advertising targeted at an audience within a single DMA) within the Home Channel, and (ii) sales of Designated Products within the Home Channel (excluding any Sales Revenues derived from links to Shop@AOL and/or any other AOL marketplace-type offering); and

                  (b) [*] percent ([*]%) of Sales Revenues collected by AOL or its agents during such quarter from (i) sales of Advertisements (excluding Advertisements for local entities on Digital City, i.e., Advertisements targeted at an audience within a single DMA) outside of the Home Channel that are derived directly from the HS Services and (b) sales of Designated Products outside of the Home Channel (excluding any Sales Revenues derived from Shop@AOL and/or any other AOL marketplace-type offering).

                  AOL represents and warrants that, as of the Effective Date, no AOL compensation policy creates disincentive for sales personnel to sell Advertisements subject to the [*] percent ([*]%) revenue share above. In the event that AOL changes its compensation policy at any time during the Term of this Agreement which creates a disincentive for sales personnel to sell Advertisements subject to the [*] percent ([*]%) revenue share set forth in subsection (a) above, AOL shall (i) implement an alternative means of ensuring that Advertisements Revenue subject to the [*] percent ([*]%) revenue share set forth in subsection (a) above are not disadvantaged, and (ii) notify HS in writing of such change in AOL's compensation policy, provided that the failure of AOL to provide notice to HS shall not be deemed a material breach of this Agreement. AOL shall pay to HS any amounts owed pursuant to this Section
                  6.3 within thirty (30) days after the end of each quarter (including the last quarter of the Term). For purposes of determining whether an Advertisement runs within or outside of the Home Channel, the area inside the Home Channel shall be deemed to include all screens on which the Home Channel header (or any successor indicia of inclusion within a channel or successor thereto) is included (e.g., the pets area to the extent it resides on screen pages within the Home Channel header shall be considered inside the Home Channel). In the event there are no such indicia, the parties shall mutually decide on a means for determining what is inside the Home Channel.

         6.4 SALES REFERRALS. Within 30 days of the Effective Date, HS may provide to AOL a written list of Persons who offer aggregated listings of real estate properties under such Person's own brand with whom HS has a relationship and to whom AOL may wish to sell

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[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       13                       CONFIDENTIAL
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                  Advertisements (the "HS LIST"). Within 30 days of receipt of the HS List, AOL shall respond by informing HS in writing of any entities on the HS list for which AOL wishes that HS provide an introduction (the "AOL LIST"). If, during the remainder of the Term, AOL sells Advertisements on the AOL Properties to any Person on the AOL List for whom HS provided an introduction, AOL shall pay HS an Advertising Sales Commission of [*] percent ([*]%) of the net revenues collected by AOL for such Advertisements. For the avoidance of doubt, this provision shall not apply in any manner to any Advertisements sold by any division of AOL Time Warner Inc. other than AOL.

         6.5 AOL USAGE REPORTING. AOL shall make available to HS a monthly report on or before the 18th of each month specifying for the prior calendar month Impressions and click-through with respect to HS Presences on the AOL Network (other than the Customized Programming), which are similar in substance and form to the reports provided by AOL to other content partners similar to HS.

                  6.5.1 AD SERVED IMPRESSIONS. Reports relating to Impressions delivered to HS Presences which are displayed on the AOL Network through AOL's ad serving technology ("AD SERVED IMPRESSIONS") will tie on a line-by-line basis to the Carriage Plan.

                  6.5.2    NON AD-SERVED IMPRESSIONS.

                      (a) AOL Service. Reports regarding the reporting periods through February 28, 2003, to be reported on or before March 18, 2003 as provided in Section 6.5, relating to Impressions delivered to HS Presences which are displayed on the AOL Service through technology other than AOL's ad server ("NON-AD SERVED IMPRESSIONS") will not automatically tie to the Carriage Plan on a line-by-line basis. During this time period, AOL will make good faith efforts to manually provide to HS reports which correspond to the line items in the Carriage Plan for the Non-Ad Served Impressions on the AOL Service. Except as provided in Section 6.5.2(c), reports regarding the reporting periods beginning March 1, 2003, to be reported on reports on or after April 18, 2003 as provided in Section 6.5, relating to Non-Ad Served Impressions on the AOL Service will tie to the Carriage Plan on a line-by-line basis.

                      (b) Netscape.com, Compuserve and MapQuest. Reports regarding the reporting periods ending January 31, 2003, to be reported on or before February 18, 2003 as provided in Section 6.5, relating to Non-Ad Served Impressions on Netscape.com, Compuserve and MapQuest will not automatically tie to the Carriage Plan on a line-by-line basis. During this time period, AOL will make good faith efforts to manually provide to HS reports which correspond to the line items in the Carriage Plan for the Non-Ad Served Impressions on Netscape.com, Compuserve and MapQuest. Reports regarding the reporting periods beginning February 1, 2003, to be reported on reports on or after March 18, 2003 as provided in Section 6.5, relating to Non-Ad Served Impressions on Netscape.com, Compuserve and MapQuest will tie to the Carriage Plan on a line-by-line basis.

                      (c)  Digital City, AOL Canada and AOL PF Items.
                           Reports relating to Non-Ad Served Impressions on Digital City, AOL Canada and the two line items entitled "PF - AOL - Real Estate Main - HTML Feed" and "PF - AOL - Real Estate Mortgages - HTML Feed" in the Carriage Plan will not tie to the Carriage Plan on a line-by-line

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[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       14                          CONFIDENTIAL
                           basis. AOL will make good faith efforts to manually provide to HS reports which correspond to the line items in the Carriage Plan for the Non-Ad Served Impressions on Digital City and AOL Canada.

                    (d) Other Properties. The Carriage Plan attached hereto as of the Effective Date does not anticipate Non-Ad Served Impressions on portions of the AOL Network other than those identified in subsections (a) through (c) above. In the event that the Parties modify the Carriage Plan to include Non-Ad Served Impressions on additional portions of the AOL Network, AOL will notify HS, upon HS's request, whether the reports related to Non-Ad Served Impressions in such additional locations will tie to the Carriage Plan on a line-by-line basis. In cases where the available reports will not tie to the Carriage Plan on a line-by-line basis, AOL will make good faith efforts to manually provide to HS reports which correspond to the line items in the Carriage Plan for the Non-Ad Served Impressions in the affected areas.

                  6.5.3 MANUAL IMPLEMENTATION. HS acknowledges that even in cases where technology enables reporting which ties to the Carriage Plan on a line by line basis, certain manual input is required to produce accurate reports, and the complexity of the Carriage Plan [*]. [*] shall not be a breach of this Agreement by AOL, [*]. In the event that HS believes that, [*], HS may submit such concern to the Management Committee for resolution solely by mutual agreement of the Management Committee; provided, however, that this sentence shall not adversely affect HS' rights to receive the reports set forth in Section 6.5.4 and to enforce its rights pursuant to Section 1.2.

                  6.5.4 THIRD PARTY AUDIT. The reports shall be based upon reporting methodology which is audited regularly by an independent third party chosen by AOL; provided, however, that Digital City reporting shall not be audited.

                  6.5.5 REPORTING EXPIRATION. HS shall have the right to review any reports provided by AOL pursuant to this
                           Section 6.5 or Section 6.6. HS must notify AOL in writing of anything other than an arithmetic error contained in the reports to be provided by AOL pursuant to this Section 6.5.5 or Section 6.6 within thirty (30) days of HS's receipt of the report. Such written notice must specify the alleged error. In the event that HS notifies AOL of an alleged error by AOL pursuant to this Section 6.5.5, HS and AOL shall attempt, in good faith, to resolve the matter informally within fifteen (15) days. In the event the Parties are unable to resolve the matter informally, either Party may commence the arbitration provisions of this Agreement; provided, however, that any such dispute that is not presented to the Management Committee and, if necessary, arbitration as provided in Section VII of Exhibit D for final and binding resolution within ninety (90) days of HS's written notice of the alleged error shall be waived by HS.

                  6.5.6 CLASSIFIEDS. AOL shall not provide any report of any nature to HS regarding any Impressions delivered to Classifieds.

         6.6 CUSTOMIZED PROGRAMMING REPORTING. AOL shall make available to HS a monthly report on or before the 18th of each month specifying for the prior calendar month Impressions to the Customized Programming, subject to cooperation from HS as set forth in this Section 6.6, which are similar in substance and form to the reports provided by

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[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       15                       CONFIDENTIAL

                  AOL to other content partners similar to HS. AOL shall provide to HS certain tags which HS shall embed in specified locations on the pages of Customized Programming in strict accordance with AOL's instructions. HS shall further provide AOL with a monthly report on or before the 18th of each month specifying for the prior calendar month Impressions to the Customized Programming as tracked by HS. HS acknowledges and agrees that the reports provided by AOL shall be the governing reports under this Agreement for all purposes, and further acknowledges that there will be discrepancies between the HS reports and the AOL reports. However, AOL may elect to monitor the discrepancies between the two reports as an indication of whether the AOL tags have been properly installed on the Customized Programming. In the event that HS fails to properly install the tags in accordance with AOL's instructions, AOL shall be relieved of its obligation to provide Impressions to the portion of the Customized Programming where such tags have been improperly installed. The provisions of Sections 6.5.3,
                  6.5.4 and 6.5.5. shall apply to this Section 6.6.

         6.7 CUSTOMIZED SITES REPORTING. HS will supply AOL with monthly reports which reflect total Impressions and aggregate usage by AOL Visitors to the Customized Sites during the prior calendar month and, to the extent permitted by law and HS' standard privacy policy applicable to the Generally Available Sites, any registration information obtained from AOL Visitors at the Customized Sites during the period in question. HS shall provide AOL with a written list of all URLs related to the Customized Sites and HS shall update such list promptly upon any change thereto. Such reports shall be in such format as reasonably requested by AOL, consistent in substance and form with the reports required from other interactive marketing partners similar to HS, provided that, in the event that AOL changes the form of its reports and the change in form causes HS to suffer more than incremental costs, AOL shall pay the amount of any excess costs over and above such incremental costs.

         6.8 ADVERTISING. AOL shall provide monthly detailed information to HS regarding all Advertisements appearing on the Home Channel and any Advertisements on any other portion of the AOL Network for which a revenue share is payable to HS hereunder. In reporting any Advertisements, AOL shall provide reasonably sufficient detail to enable HS to confirm the accuracy of its revenue share payments.

         6.9 SALES REPORTS. With respect to sales of Designated Products by AOL on the Home Channel with each payment, AOL shall provide HS with a monthly report containing such information as is reasonably required for measuring Transaction Revenue activity through the AOL Network with respect to such Designated Products. Such report may include, without limitation, the following to the extent available to or practicable for the Party providing such report: (i) summary sales information by day (date, number of Designated Products, number of orders, total Transaction Revenues); and (ii) detailed sales information to the extent AOL tracks such information (e.g., order date/time stamp, purchaser name and screenname, SKU, product description). HS shall be entitled to use the reports in its business operations and to disclose information derived from such reports in an aggregate form.

         6.10 PAYMENT SCHEDULE. Except as otherwise specified herein, AOL agrees to pay HS all amounts owed to HS as described herein on a quarterly basis within thirty (30) days of the end of the quarter in which such amounts were collected by AOL. The first quarter for which payment is to be made shall (i) begin on the first day of the month following the month of execution of this Agreement and (ii) include the portion of the month of execution following the Effective Date (unless this Agreement was executed on the first


                                       16                          CONFIDENTIAL
                  day of a month, in which case the quarter shall be deemed to begin on the first day of such month).

         6.11 WIRED PAYMENTS. All payments by HS hereunder shall be paid in immediately available, non-refundable U.S. funds wired to the "America Online" account, Account Number [*] at [*], or such other account of which AOL shall give HS written notice. In the event of any questions regarding a payment made (or expected to be made) by HS to AOL, AOL may contact [*].

         6.12 TAXES. All payments provided in this Agreement are exclusive of any sales, use, gross receipts, excise, import or export value added or similar taxes or duties (the "TAXES"). HS shall collect and pay and indemnify and hold AOL harmless from, any Taxes arising from or related to the operation of the Customized Sites and/or the sale of any products or services by HS or its Affiliates and agents, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, including attorneys' fees.

7.       TERM; TERMINATION; REMEDIES

         7.1 TERM. Unless earlier terminated or renewed, or extended, as set forth herein, the Term of this Agreement shall commence on the Effective Date and end on June 30, 2004 (the "TERM"). Upon the expiration or earlier termination of this Agreement, AOL may, at its discretion, for a period of up to [*] ([*]) days, continue to promote one or more "pointers" or links from the AOL Network to the Generally Available Sites and continue to use HS' trade names, trademarks and service marks for such purpose, and HS shall have no promotional payment or other obligations of any kind to AOL during such [*] ([*]) day period.

         7.2 TERMINATION FOR BREACH. Either Party may terminate this Agreement at any time in the event of a material breach by the other Party which remains uncured after thirty (30) days written notice thereof; provided, however, that the cure period with respect to any scheduled payment shall be five (5) days from the date such payment is due. In the event that AOL elects to terminate this Agreement based upon a scheduled payment which was not received by five (5) days after its due date, HS shall continue to maintain the Customized Programming and the Customized Sites in accordance with this Agreement for a period of [*] ([*]) days after receipt of a termination notice from AOL; provided, however, that in the event that AOL's termination of this Agreement pursuant to this Section
                  7.2 occurs during the last calendar quarter of the Term, HS shall continue to maintain the Customized Programming and the Customized Sites in accordance with this Agreement until June 30, 2004.

         7.3 TERMINATION BY AOL. AOL may terminate this Agreement immediately upon the sending of written notice of such termination to HS if at any time during the Term, HS fails to meet the Key Indicator set forth in Section 5.2.1(c).

         7.4 TERMINATION FOR BANKRUPTCY/INSOLVENCY. Either Party may terminate this Agreement immediately following written notice to the other Party if the other Party (i) becomes or is declared insolvent or bankrupt, (ii) is the subject of any proceeding related to its

---------------

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                       17                       CONFIDENTIAL
                  liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calendar days after it is initiated, (iii) makes an assignment for the benefit of creditors, or (iv) admits in writing that it is unable to pay its debts in the ordinary course.

         7.5 TERMINATION AND RELEASE FOR CHANGE OF CONTROL. AOL may terminate this Agreement by providing HS with thirty (30) days prior written notice of such intent to terminate in the event of a Change of Control of HS resulting in control of HS by any of the following or one of its Affiliates: (a) [*]; (b) [*],
                  (c) [*], (d) any Internet connectivity services (e.g., an Internet service provider) that received over $[*] in gross revenues from the provision of Internet connectivity services during its most recent fiscal annual reporting period; or (e) any of the top [*] Interactive Sites or services featuring a broad selection of aggregated third party interactive Content or navigation thereto (e.g., Alta Vista, Lycos) as measured based on "reach" (as measured by Media Metrix or its successor).

8. PRESS RELEASES. In addition to the requirements of Exhibit D, each Party will submit to the other Party, for its prior written approval, any press release or any other public statement ("PRESS RELEASE") regarding the transactions contemplated hereunder, which approval will not be unreasonably withheld. Notwithstanding the foregoing, either Party may issue Press Releases and other disclosures as required by law, rule, regulation or court order or as reasonably advised by legal counsel without the consent of the other Party and in such event, the disclosing Party will provide at least five (5) business days prior written notice of such disclosure unless a shorter period is required by such law, rule, regulation or court order, in which case the disclosing Party shall provide as much notice as possible. The failure by one Party to obtain the prior written approval of the other Party prior to issuing a Press Release (except as required by law, rule, regulation or court order) shall be deemed a material breach of this Agreement.

9. PERFORMANCE BY SUBSIDIARIES. To the extent this Agreement requires performance by a subsidiary of AOL, AOL, in its capacity as stockholder of such subsidiary, shall cause such subsidiary to perform in accordance with this Agreement. To the extent this Agreement requires performance by a subsidiary of Homestore, Homestore, in its capacity as stockholder of such subsidiary, shall cause such subsidiary to perform in accordance with this Agreement.

10. REPRESENTATION AND WARRANTY. HS represents and warrants that it is the successor-in-interest of RealSelect, Inc. and Homestore.com, Inc. and that it has the ability to terminate the Existing Agreement on behalf of RealSelect, Inc. and Homestore.com, Inc.

11. TERMINATION OF PRIOR AGREEMENTS. Upon the execution hereof, subject to the fulfillment of the conditions precedent set forth in Section 13, except as expressly provided in this Section 11, the Parties hereby terminate as of the Effective Date of this Agreement, the Existing Agreement, that certain Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT") and that certain Registration Rights Agreement, each dated as of April 25, 2000, between AOL and HS (including HS's predecessors-in-interest) (collectively, the "PRIOR AGREEMENTS") and, upon such termination, such Prior Agreements shall have no further force or effect, except as expressly provided in this Section 11. Without limiting the foregoing, the Parties specifically acknowledge and agree that as a result of the termination of the Prior Agreements all contractual restrictions and/or limitations contained in the Prior Agreements relating to AOL's disposition of any or all shares of HS common stock previously acquired pursuant to the Prior Agreements are terminated and are of no further force and effect, including, without limitation, all restrictions or limitations set forth in Sections 3(c) and 4 of the Securities Purchase Agreement. Promptly upon AOL's request, HS shall instruct its transfer agent to issue new certificates to AOL evidencing such

---------------

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                       18                     CONFIDENTIAL
         shares without restrictive legends against delivery of the old certificates. Upon termination of the Prior Agreements, AOL shall be entitled to no further issuances of shares pursuant to the Prior Agreements and shall have no put rights or price guaranties or similar arrangements for equity downside protection with respect to such shares. The foregoing notwithstanding, the following provisions in the Prior Agreements shall expressly survive the termination of the Prior Agreements (or the termination of the Prior Agreements shall not effect the matters set forth below): (i) any rights with respect to any warrants or other equity of HS held by AOL, which rights do not arise out the Prior Agreements; (ii) any rights of AOL to receive any amounts available for drawing under the Letter of Credit (as defined in the Existing Agreement) unless and until the side letter described in Sections 13.1.3 and 13.2.3 is signed by all parties thereto and AOL has been paid Ninety Million Dollars ($90,000,000) by Merrill Lynch; and
         (iii) Sections IV, V, VI, and VII of Exhibit D to the Existing Agreement and the following sections of Section VIII of Exhibit D to the Existing Agreement: Auditing Rights (including audit rights with respect to Sales Revenue for purposes of computing payments due under the Existing Agreement pursuant to revenue sharing arrangements (and the obligation to pay any additional amounts owed based on the results of such audit)), Notice, Return of Information, Entire Agreement, Amendment, Construction; Severability, Remedies, Headings, and Applicable Law, but survival shall not apply to any provision in
         Section 6.6 of the Existing Agreement .

12. STANDARD TERMS. All Exhibits and Schedules hereto (including the Standard Legal Terms & Conditions set forth on Exhibit D) are each hereby made a part of this Agreement.

13.      CONDITIONS PRECEDENT.

         13.1 The obligations of AOL under this Agreement are subject to the fulfillment of each of the following conditions, any one or more of which may be waived by AOL:

                  13.1.1 AOL has received the amount of Ninety Million Dollars ($90,000,000) drawn pursuant to that certain Irrevocable Standby Letter of Credit No. 200020 issued by Merrill Lynch Bank USA ("MERRILL LYNCH"), dated May 18, 2000, as partial consideration for the termination of the Existing Agreement;

                  13.1.2 HS shall have delivered to AOL a Settlement Agreement and Release in a form acceptable to AOL, executed by its duly authorized representative;

                  13.1.3 HS shall have delivered to AOL a side letter among Merrill Lynch , HS and AOL regarding the payment of the Ninety Million Dollars ($90,000,000) to AOL pursuant to Section 13.1.1 in a form acceptable to AOL, executed by its duly authorized representative and by a representative of Merrill Lynch.

                  13.1.4 HS shall have paid to AOL Eleven Million Two Hundred Fifty Thousand Dollars ($11,250,000) upon LOC Termination as provided in Section 6.1.

         13.2 The obligations of HS under this Agreement are subject to the fulfillment of each of the following conditions, any one or more of which may be waived by HS:

                  13.2.1 AOL shall have delivered to HS a Settlement Agreement and Release in a form acceptable to HS, executed by its duly authorized representative;

                  13.2.2 AOL shall have delivered to HS a side letter among Merrill Lynch Bank USA, HS and AOL regarding the payment of the Ninety Million Dollars ($90,000,000) to


                                       19                        CONFIDENTIAL

                           AOL pursuant to Section 13.1.1 in a form acceptable to HS, executed by its duly authorized representative and by a representative of Merrill Lynch.

14. THIRD PARTY BENEFICIARY. Notwithstanding any other provision of this Agreement, the Parties agree that AOL Canada, Inc. is an express third party beneficiary of this Agreement, with any rights and remedies associated therewith.

15. EMPLOYEE OFFER. AOL shall make available to HS the special employee membership offer outlined on Exhibit J attached hereto.


                                       20                 CONFIDENTIAL

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

AMERICA ONLINE, INC.                           HOMESTORE, INC.


By:      /s/  Joseph A. Ripp                   By:  /s/  Allan P. Merrill
   -------------------------------------          ------------------------------
Print Name:      Joseph A. Ripp                Print Name:  Allan P. Merrill
           -----------------------------                  ----------------------
Title:      Vice Chairman                      Title:  EVP Corporate Development
      ----------------------------------             ---------------------------
Date:     01/09/03                             Date:   January 9, 2003
     -----------------------------------            ----------------------------
                                               Tax ID/EIN#:    52-2284225
                                                           ---------------------


                                       21                          CONFIDENTIAL

                                LIST OF EXHIBITS

Exhibit A                  Carriage Plan

    Exhibit A-1              Integrated Placement

    Exhibit A-2              Media Placement

Exhibit B                  Capitalized Terms

Exhibit C                  Programming Plan

Exhibit D                  Standard Legal Terms and Conditions

Exhibit E                  Intentionally Deleted

Exhibit F                  AOL Site Testing and Technical Operating Standards

Exhibit G                  Offline Promotion

Exhibit H                  Home Channel Screen Shots

Exhibit I                  AOL Exclusive Relationships

Exhibit J                  Homestore Employee Offer


                                       22               CONFIDENTIAL

                                    EXHIBIT A

                                  CARRIAGE PLAN



                                                                    CONFIDENTIAL

                                   EXHIBIT A-1
                         INTEGRATED PLACEMENT COMMITMENT

AOL LOCAL                                                                                                FLIGHT               TOTALS
                                                                                 COPY SIZE           START      END      IMPRESSIONS
------------------------------------------------------------------------------------------------------------------------------------
AOL Local- Real Estate Main- Functional Integration 1                      Functional Integration  1/15/2003  6/30/2004          [*]
AOL Local- Real Estate Main- Functional Integration 2                      Functional Integration  1/15/2003  6/30/2004          [*]
AOL Local- Real Estate Main- Graphic w/ Link 1                                 Graphic/Photo       6/1/2003   6/30/2004          [*]
AOL Local- Real Estate Main- Graphic w/ Link 2                                 Graphic/Photo       1/15/2003  5/31/2003          [*]
AOL Local- Real Estate Main- Text Link 1                                           Text 1          1/15/2003  6/30/2004          [*]
AOL Local- Real Estate Main- Text Link 2                                           Text 1          1/15/2003  6/30/2004          [*]
AOL Local- Real Estate Main- Text Link 3                                           Text 1          1/15/2003  6/30/2004          [*]
AOL Local- Real Estate Main- Text Link 4                                           Text 1          1/15/2003  6/30/2004          [*]
AOL Local- Real Estate Main- Text Link 5                                           Text 1          1/15/2003  6/30/2004          [*]
RealEstate - Digital Cities - Featured Homes- Listings Feed               Functional Integration   1/15/2003  6/30/2004          [*]
RealEstate - Digital Cities - Featured New Homes- Listings Feed           Functional Integration   1/15/2003  6/30/2004          [*]
RealEstate - Digital Cities - Featured Apartments- Listings Feed          Functional Integration   1/15/2003  6/30/2004          [*]
====================================================================================================================================
                                                                  SUB TOTAL                                                      [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

AOL LOCAL                                                                                       FLIGHT                        TOTALS
                                                                       COPY SIZE            START      END               IMPRESSIONS
------------------------------------------------------------------------------------------------------------------------------------
AOL- House & Home- Decorating subscreens- Text Link 1               Graphic with Text     1/15/2003  6/30/2004                   [*]
AOL- House & Home- Decorating subscreens- Text Link 2               Graphic with Text     1/15/2003  5/31/2003                   [*]
AOL- House & Home- Gardening subscreens- Text Link 3                      Text 1          1/15/2003  6/30/2004                   [*]
AOL- House & Home- Gardening subscreens- Text Link 4                      Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Home Improvement subscreens- Text Link 1               Text 1          1/15/2003  6/30/2004                   [*]
AOL- House & Home- Home Improvement subscreens- Text Link 2               Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Home Services- Functional Integration          Functional Integration  1/15/2003  5/31/2003                   [*]
AOL- House & Home- Home Services- Graphic w/ link                   Graphic with Text     1/15/2003  5/31/2003                   [*]
AOL- House & Home- Home Services- Text Link 1                             Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Home Services- Text Link 2                             Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Home Services- Text Link 3                             Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Home Services- Text Link 4                             Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Home Services- Text Link 5                             Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Home Services- Text Link 6                             Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Home Services- Text Link 7                             Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Home Services- Text Link 8                             Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Home Services- Text Link 9                             Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Buying & Selling- Text Link-
     navigation 1                                                         Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Buying & Selling- Text Link-
     navigation 2                                                         Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Buying & Selling- Text Link 1             Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Buying & Selling- Text Link 2             Text 1          1/15/2003  5/31/2003                   [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

AOL- House & Home- Real Estate- Buying & Selling- Text Link 3             Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Buying & Selling- Text Link 4             Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Buying & Selling- Text Link 5             Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Buying & Selling- Text Link 6             Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Buying & Selling- Text Link 7             Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Buying & Selling- Anchor Tenant           Other           1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Buying & Selling- Functional
     Integration                                                  Functional Integration  1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Buying & Selling- Graphic w/Link    Graphic with Text     1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Moving- Functional Integraton     Functional Integration  1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Moving- Text Link                         Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Moving- Text Link- Navigation 1           Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Moving- Text Link- Navigation 2           Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Moving- Text Link- Navigation 3           Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Moving- Text Link- Navigation 4           Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Moving- Text Link- Navigation 5           Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Neighborhoods- Text Link-
     Navigation 6                                                         Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Neighborhoods- Text Link 1                Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Neighborhoods- Text Link 2                Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Neighborhoods- Text Link 3                Text 1          1/15/2003  5/31/2003                   [*]
AOL- House & Home- Real Estate- Renting- Text Link- navigation 1          Text 1          1/15/2003  5/31/2003                   [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

AOL- House & Home- Real Estate- Renting- Text Link- navigation 2             Text 1          1/15/2003  5/31/2003                [*]
AOL- House & Home- Real Estate- Renting- Text Link- navigation 3             Text 1          1/15/2003  5/31/2003                [*]
AOL- House & Home- Real Estate- Renting- Text Link- navigation 4             Text 1          1/15/2003  5/31/2003                [*]
AOL- House & Home- Real Estate Apartments- Anchor Tenant                     Other           1/15/2003  6/30/2004                [*]
AOL- House & Home- Real Estate Apartments- Functional Integration 1  Functional Integration  1/15/2003  6/30/2004                [*]
AOL- House & Home- Real Estate Apartments- Functional Integration 2  Functional Integration  6/1/2003   6/30/2004                [*]
AOL- House & Home- Real Estate Apartments- Functional Integration 3  Functional Integration  6/1/2003   6/30/2004                [*]
AOL- House & Home- Real Estate Apartments- Functional Integration 4  Functional Integration  6/1/2003   6/30/2004                [*]
AOL- House & Home- Real Estate Apartments- Graphic Photo w/ Link 1     Graphic with Text     6/1/2003   6/30/2004                [*]
AOL- House & Home- Real Estate Apartments- Graphic Photo w/ Link 2     Graphic with Text     1/15/2003  6/30/2004                [*]
AOL- House & Home- Real Estate Apartments- Graphic Photo w/ Link 3     Graphic with Text     6/1/2003   6/30/2004                [*]
AOL- House & Home- Real Estate Apartments- Text Link 1                       Text 1          1/15/2003  6/30/2004                [*]
AOL- House & Home- Real Estate Apartments- Text Link 2                       Text 1          1/15/2003  6/30/2004                [*]
AOL- House & Home- Real Estate Apartments- Text Link 3                       Text 1          1/15/2003  6/30/2004                [*]
AOL- House & Home- Real Estate Apartments- Text Link 4                       Text 1          1/15/2003  6/30/2004                [*]
AOL- House & Home- Real Estate Homes- Anchor Tenant                          Other           6/1/2003   6/30/2004                [*]
AOL- House & Home- Real Estate Homes- Functional Integration 1       Functional Integration  6/1/2003   6/30/2004                [*]
AOL- House & Home- Real Estate Homes- Functional Integration 2       Functional Integration  6/1/2003   6/30/2004                [*]
AOL- House & Home- Real Estate Homes- Functional Integration 3       Functional Integration  6/1/2003   6/30/2004                [*]
AOL- House & Home- Real Estate Homes- Graphic Photo w/Link 1           Graphic with Text     6/1/2003   6/30/2004                [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

AOL- House & Home- Real Estate Homes- Graphic Photo w/Link 2           Graphic with Text     6/1/2003   6/30/2004                [*]
AOL- House & Home- Real Estate Homes- Graphic Photo w/Link 3           Graphic with Text     6/1/2003   6/30/2004                [*]
AOL- House & Home- Real Estate Homes- Text Link 1                            Text 1          6/1/2003   6/30/2004                [*]
AOL- House & Home- Real Estate Homes- Text Link 2                            Text 1          6/1/2003   6/30/2004                [*]
AOL- House & Home- Real Estate Homes- Text Link 3                            Text 1          6/1/2003   6/30/2004                [*]
AOL- House & Home- Real Estate Homes- Text Link 4                            Text 1          6/1/2003   6/30/2004                [*]
AOL- House & Home- Real Estate Homes- Text Link 5                            Text 1          6/1/2003   6/30/2004                [*]
AOL- House & Home- Real Estate Main- Graphic w/ Link 1                 Graphic with Text     1/15/2003  5/31/2003                [*]
AOL- House & Home- Real Estate Main- Graphic w/ Link 2                 Graphic with Text     1/15/2003  5/31/2003                [*]
AOL- House & Home- Real Estate Main- Text Link- navigation 1         Functional Integration  1/15/2003  5/31/2003                [*]
AOL- House & Home- Real Estate Main- Text Link- navigation 2         Functional Integration  1/15/2003  5/31/2003                [*]
AOL- House & Home- Real Estate Main- Text Link- navigation 3         Functional Integration  1/15/2003  5/31/2003                [*]
AOL- House & Home- Real Estate Main- Text Link- navigation 4         Functional Integration  1/15/2003  5/31/2003                [*]
AOL- House & Home- Real Estate Main- Text Link- navigation 5         Functional Integration  1/15/2003  5/31/2003                [*]
AOL- House & Home- Real Estate Main- Text Link- navigation 6         Functional Integration  1/15/2003  5/31/2003                [*]
AOL- House & Home- Real Estate Main- Text Link 1                             Text 1          1/15/2003  6/30/2004                [*]
AOL- House & Home- Real Estate Main- Text Link 2                             Text 1          1/15/2003  6/30/2004                [*]
AOL- House & Home- Real Estate Moving- Functional Integration 1      Functional Integration  6/1/2003   6/30/2004                [*]
AOL- House & Home- Real Estate Moving- Functional Integration 2      Functional Integration  6/1/2003   6/30/2004                [*]
AOL- House & Home- Real Estate Moving- Functional Integration 3      Functional Integration  6/1/2003   6/30/2004                [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

AOL- House & Home- Real Estate Moving- Graphic w/ Link                     Graphic with Text     1/15/2003  6/30/2004            [*]
AOL- House & Home- Real Estate Moving- Text Link 1                               Text 1          1/15/2003  6/30/2004            [*]
AOL- House & Home- Real Estate Moving- Text Link 2                               Text 1          1/15/2003  6/30/2004            [*]
AOL- House & Home- Real Estate Neighborhoods- Functional Integration 1   Functional Integration  1/15/2003  6/30/2004            [*]
AOL- House & Home- Real Estate Neighborhoods- Functional Integration 2   Functional Integration  6/1/2003   6/30/2004            [*]
AOL- House & Home- Real Estate Neighborhoods- Functional Integration 3   Functional Integration  6/1/2003   6/30/2004            [*]
AOL- House & Home- Real Estate Neighborhoods-Anchor Tenant                       Other           1/15/2003  6/30/2004            [*]
AOL- House & Home- Real Estate Neighborhoods-Graphic w/ Link 1             Graphic with Text     6/1/2003   6/30/2004            [*]
AOL- House & Home- Real Estate Neighborhoods-Graphic w/ Link 2             Graphic with Text     1/15/2003  6/30/2004            [*]
AOL- House & Home- Real Estate Neighborhoods-Graphic w/ Link 3             Graphic with Text     6/1/2003   6/30/2004            [*]
AOL- House & Home- Real Estate Neighborhoods-Graphic w/ Link 4             Graphic with Text     6/1/2003   6/30/2004            [*]
AOL- House & Home- Real Estate Neighborhoods-Text Link 1                         Text 1          1/15/2003  6/30/2004            [*]
AOL- House & Home- Real Estate Neighborhoods-Text Link 2                         Text 1          1/15/2003  6/30/2004            [*]
AOL- House & Home- Real Estate Neighborhoods-Text Link 3                         Text 1          1/15/2003  6/30/2004            [*]
AOL- House & Home- Real Estate Neighborhoods-Text Link 4                         Text 1          1/15/2003  6/30/2004            [*]
AOL- House & Home- Real Estate Senior Housing- Anchor Tenant                     Other           6/1/2003   6/30/2004            [*]
AOL- House & Home- Real Estate Senior Housing- Functional Integration 1  Functional Integration  6/1/2003   6/30/2004            [*]
AOL- House & Home- Real Estate Senior Housing- Functional Integration 2  Functional Integration  6/1/2003   6/30/2004            [*]
AOL- House & Home- Real Estate Senior Housing- Functional Integration 3  Functional Integration  6/1/2003   6/30/2004            [*]
AOL- House & Home- Real Estate Senior Housing- Graphic w/ Link 1           Graphic with Text     6/1/2003   6/30/2004            [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

AOL- House & Home- Real Estate Senior Housing- Graphic w/ Link 2              Graphic with Text     6/1/2003   6/30/2004         [*]
AOL- House & Home- Real Estate Senior Housing- Graphic w/ Link 3              Graphic with Text     6/1/2003   6/30/2004         [*]
AOL- House & Home- Real Estate Senior Housing- Text  Link 4                         Text 1          6/1/2003   6/30/2004         [*]
AOL- House & Home- Real Estate Senior Housing- Text Link 1                          Text 1          6/1/2003   6/30/2004         [*]
AOL- House & Home- Real Estate Senior Housing- Text Link 2                          Text 1          6/1/2003   6/30/2004         [*]
AOL- House & Home- Real Estate Senior Housing- Text Link 3                          Text 1          6/1/2003   6/30/2004         [*]
AOL- House & Home Main- Graphic w/Text                                        Graphic with Text     1/15/2003  5/31/2003         [*]
AOL- House & Home Main- Text Link- navigation                               Functional Integration  1/15/2003  5/31/2003         [*]
House & Home - AOL - Decorating Category- Text or Graphic with Link           Graphic with Text     1/15/2003  6/30/2004         [*]
House & Home - AOL - Gardening Main Functional Integration                  Functional Integration  1/15/2003  6/30/2004         [*]
House & Home - AOL - Gardening Subs Text 1 or Graphic Photo w/ Link                 Text 1          1/15/2003  6/30/2004         [*]
House & Home - AOL - Home Improvement Subs Text 1 or Graphic Photo
   w/ Link                                                                          Text 1          1/15/2003  6/30/2004         [*]
House & Home - AOL - Home Services  Text                                            Text 1          1/15/2003  6/30/2004         [*]
House & Home - AOL - Main- Anchor Tenant                                            Other           1/15/2003  6/30/2004         [*]
House & Home - AOL - Main  Functional Integration 1                         Functional Integration  1/15/2003  6/30/2004         [*]
House & Home - AOL - Main  Functional Integration 2                         Functional Integration  6/1/2003   6/30/2004         [*]
House & Home - AOL - Main  Text 1                                                   Text 1          1/15/2003  6/30/2004         [*]
House & Home - AOL - Real Estate Center Main- Anchor Tenant                         Other           1/15/2003  6/30/2004         [*]
House & Home - AOL - Real Estate Center Main Functional Integration 1       Functional Integration  1/15/2003  6/30/2004         [*]
House & Home - AOL - Real Estate Center Main Functional Integration 2       Functional Integration  6/1/2003   6/30/2004         [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

House & Home - AOL - Real Estate Center Main Functional Integration 3           Functional Integration  6/1/2003   6/30/2004     [*]
House & Home - AOL - Real Estate Center Main Graphic with Text                    Graphic with Text     6/1/2003   6/30/2004     [*]
House & Home - AOL - Real Estate Center Main Text Link 1                                Text 1          1/15/2003  6/30/2004     [*]
House & Home - AOL - Real Estate Center Main Text Link 2                                Text 1          1/15/2003  6/30/2004     [*]
House & Home - AOL - Real Estate Center Main Text Link 3                                Text 1          1/15/2003  6/30/2004     [*]
House & Home - AOL - Real Estate Center Moving- Anchor Tenant                           Other           1/15/2003  6/30/2004     [*]
House & Home - AOL - Real Estate Center Moving Text Link 1                              Text 1          1/15/2003  6/30/2004     [*]
House & Home - AOL - Real Estate Center Moving Text Link 2                              Text 1          1/15/2003  6/30/2004     [*]
Personal Finance - AOL - Real Estate- Integrated Widget                         Functional Integration  1/15/2003  6/30/2004     [*]
Personal Finance - AOL - Real Estate Main- HTML Feed                            Functional Integration  1/15/2003  6/30/2004     [*]
Personal Finance - AOL - Real Estate Mortgages- HTML Feed                       Functional Integration  1/15/2003  6/30/2004     [*]
Personal Finance - AOL - Real Estate Mortgages- Integrated Widget               Functional Integration  1/15/2003  6/30/2004     [*]
Personal Finance - AOL - Real Estate Mortgages Text 1                                   Text 1          1/15/2003  6/30/2004     [*]

====================================================================================================================================
                                                                       SUB TOTAL                                                 [*]


CLASSIFIEDS                                                                                               FLIGHT              TOTALS
                                                                                     COPY SIZE       START       END     IMPRESSIONS
------------------------------------------------------------------------------------------------------------------------------------
AOL Classifieds- Real Estate Rentals- Listing Details Page-
   Functional Integration                                                                          1/15/2003  6/30/2004          [*]
AOL Classifieds- Real Estate Rentals- Listing Details Page-
   Functional Integration                                                                          1/15/2003  6/30/2004          [*]
AOL Classifieds- Real Estate Rentals- Listing Results Page-
   Functional Integration                                                                          1/15/2003  6/30/2004          [*]
AOL Classifieds Plus- Real Estate Main- New Homes- Text Link                                       1/15/2003  6/30/2004          [*]
AOL Classifieds Plus- Real Estate Main- Realtor Home Sales- Text Link                              1/15/2003  6/30/2004          [*]
====================================================================================================================================
                                                                       CLASSIFIEDS  FLAT FEE TOTAL                               [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL

COMPUSERVE                                                                                                FLIGHT              TOTALS
                                                                                 COPY SIZE           START       END     IMPRESSIONS
------------------------------------------------------------------------------------------------------------------------------------
Compuserve- Home & Real Estate- Decorating Main- Text Link                         Text 1          1/15/2003  6/30/2004          [*]
Compuserve- Home & Real Estate- Decorating Main- Text Link or Graphic              Text 1          1/15/2003  6/30/2004          [*]
Compuserve- Home & Real Estate- Gardening Main- Text Link                          Text 1          1/15/2003  6/30/2004          [*]
Compuserve- Home & Real Estate- Gardening Main- Text Link or Graphic
   w/ Link                                                                         Text 1          1/15/2003  6/30/2004          [*]
Compuserve- Home & Real Estate- Home Improvement Main- Text Link                   Text 1          1/15/2003  6/30/2004          [*]
Compuserve- Home & Real Estate- Home Improvement Main- Text Link
   or Graphic                                                                      Text 1          1/15/2003  6/30/2004          [*]
Compuserve- Home & Real Estate- Real Estate- Buying & Selling-
   Anchor Tenant                                                                   Other           1/15/2003  5/31/2003          [*]
Compuserve- Home & Real Estate- Real Estate- Buying & Selling-
   Functional Integration 1                                                Functional Integration  1/15/2003  5/31/2003          [*]
Compuserve- Home & Real Estate- Real Estate- Buying & Selling-
   Functional Integration 2                                                Functional Integration  1/15/2003  5/31/2003          [*]
Compuserve- Home & Real Estate- Real Estate- Buying & Selling-
   Functional Integration 3                                                Functional Integration  1/15/2003  5/31/2003          [*]
Compuserve- Home & Real Estate- Real Estate- Buying & Selling-
   Graphic w/ link 1                                                         Graphic with Text     1/15/2003  5/31/2003          [*]
Compuserve- Home & Real Estate- Real Estate- Buying & Selling-
   Graphic w/ link 2                                                         Graphic with Text     1/15/2003  5/31/2003          [*]
Compuserve- Home & Real Estate- Real Estate- Buying & Selling-
   Text Link 1                                                                     Text 1          1/15/2003  5/31/2003          [*]
Compuserve- Home & Real Estate- Real Estate- Buying & Selling-
   Text Link 2                                                                     Text 1          1/15/2003  5/31/2003          [*]
Compuserve- Home & Real Estate- Real Estate- Buying & Selling-
   Text Link 3                                                                     Text 1          1/15/2003  5/31/2003          [*]
Compuserve- Home & Real Estate- Real Estate- Buying & Selling-
   Text Link 4                                                                     Text 1          1/15/2003  5/31/2003          [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

Compuserve- Home & Real Estate- Real Estate- Buying & Selling- Text Link 5                Text 1          1/15/2003  5/31/2003   [*]
Compuserve- Home & Real Estate- Real Estate Apartments- Anchor Tenant                     Other           1/15/2003  6/30/2004   [*]
Compuserve- Home & Real Estate- Real Estate Apartments- Functional Integration 1  Functional Integration  1/15/2003  6/30/2004   [*]
Compuserve- Home & Real Estate- Real Estate Apartments- Functional Integration 2  Functional Integration  1/15/2003  6/30/2004   [*]
Compuserve- Home & Real Estate- Real Estate Apartments- Functional Integration 3  Functional Integration  1/15/2003  6/30/2004   [*]
Compuserve- Home & Real Estate- Real Estate Apartments- Functional Integration 4  Functional Integration  1/15/2003  6/30/2004   [*]
Compuserve- Home & Real Estate- Real Estate Apartments- Graphic w/ Link 1           Graphic with Text     1/15/2003  6/30/2004   [*]
Compuserve- Home & Real Estate- Real Estate Apartments- Graphic w/ Link 2           Graphic with Text     1/15/2003  6/30/2004   [*]
Compuserve- Home & Real Estate- Real Estate Apartments- Graphic w/ Link 3           Graphic with Text     1/15/2003  6/30/2004   [*]
Compuserve- Home & Real Estate- Real Estate Apartments- Text Link 1                       Text 1          1/15/2003  6/30/2004   [*]
Compuserve- Home & Real Estate- Real Estate Apartments- Text Link 2                       Text 1          1/15/2003  6/30/2004   [*]
Compuserve- Home & Real Estate- Real Estate Apartments- Text Link 3                       Text 1          1/15/2003  6/30/2004   [*]
Compuserve- Home & Real Estate- Real Estate Apartments- Text Link 4                       Text 1          1/15/2003  6/30/2004   [*]
Compuserve- Home & Real Estate- Real Estate Homes- Anchor Tenant                          Other           1/15/2003  6/30/2004   [*]
Compuserve- Home & Real Estate- Real Estate Homes- Functional Integration 1       Functional Integration  1/15/2003  6/30/2004   [*]
Compuserve- Home & Real Estate- Real Estate Homes- Functional Integration 2       Functional Integration  1/15/2003  6/30/2004   [*]
Compuserve- Home & Real Estate- Real Estate Homes- Functional Integration 3       Functional Integration  1/15/2003  6/30/2004   [*]
Compuserve- Home & Real Estate- Real Estate Homes- Graphic w/ Link 1                Graphic with Text     1/15/2003  6/30/2004   [*]
Compuserve- Home & Real Estate- Real Estate Homes- Graphic w/ Link 2                Graphic with Text     1/15/2003  6/30/2004   [*]
Compuserve- Home & Real Estate- Real Estate Homes- Graphic w/ Link 3                Graphic with Text     1/15/2003  6/30/2004   [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

Compuserve- Home & Real Estate- Real Estate Homes- Text  Link 1                            Text 1          1/15/2003  6/30/2004  [*]
Compuserve- Home & Real Estate- Real Estate Homes- Text Link 2                             Text 1          1/15/2003  6/30/2004  [*]
Compuserve- Home & Real Estate- Real Estate Homes- Text Link 3                             Text 1          1/15/2003  6/30/2004  [*]
Compuserve- Home & Real Estate- Real Estate Homes- Text Link 4                             Text 1          1/15/2003  6/30/2004  [*]
Compuserve- Home & Real Estate- Real Estate Homes- Text Link 5                             Text 1          1/15/2003  6/30/2004  [*]
Compuserve- Home & Real Estate- Real Estate Main- Graphic w/ Link                    Graphic with Text     1/15/2003  5/31/2003  [*]
Compuserve- Home & Real Estate- Real Estate Moving- Functional Integration 1       Functional Integration  1/15/2003  6/30/2004  [*]
Compuserve- Home & Real Estate- Real Estate Moving- Functional Integration 2       Functional Integration  1/15/2003  6/30/2004  [*]
Compuserve- Home & Real Estate- Real Estate Moving- Functional Integration 3       Functional Integration  1/15/2003  6/30/2004  [*]
Compuserve- Home & Real Estate- Real Estate Moving- Graphic w/ Link                  Graphic with Text     1/15/2003  6/30/2004  [*]
Compuserve- Home & Real Estate- Real Estate Moving- Text Link 1                            Text 1          1/15/2003  6/30/2004  [*]
Compuserve- Home & Real Estate- Real Estate Moving- Text Link 2                            Text 1          1/15/2003  6/30/2004  [*]
Compuserve- Home & Real Estate- Real Estate Neighborhoods- Anchor Tenant                   Other           1/15/2003  6/30/2004  [*]
Compuserve- Home & Real Estate- Real Estate Neighborhoods- Functional
   Integration 1                                                                   Functional Integration  1/15/2003  6/30/2004  [*]
Compuserve- Home & Real Estate- Real Estate Neighborhoods- Functional
   Integration 2                                                                   Functional Integration  1/15/2003  6/30/2004  [*]
Compuserve- Home & Real Estate- Real Estate Neighborhoods- Functional
   Integration 3                                                                   Functional Integration  1/15/2003  6/30/2004  [*]
Compuserve- Home & Real Estate- Real Estate Neighborhoods- Graphic w/ Link 1         Graphic with Text     1/15/2003  6/30/2004  [*]
Compuserve- Home & Real Estate- Real Estate Neighborhoods- Graphic w/ Link 2         Graphic with Text     1/15/2003  6/30/2004  [*]
Compuserve- Home & Real Estate- Real Estate Neighborhoods- Graphic w/ Link 3         Graphic with Text     1/15/2003  6/30/2004  [*]
Compuserve- Home & Real Estate- Real Estate Neighborhoods- Graphic w/ Link 4         Graphic with Text     1/15/2003  6/30/2004  [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

Compuserve- Home & Real Estate- Real Estate Neighborhoods- Text Link 1                 Text 1          1/15/2003  6/30/2004      [*]
Compuserve- Home & Real Estate- Real Estate Neighborhoods- Text Link 2                 Text 1          1/15/2003  6/30/2004      [*]
Compuserve- Home & Real Estate- Real Estate Neighborhoods- Text Link 3                 Text 1          1/15/2003  6/30/2004      [*]
Compuserve- Home & Real Estate- Real Estate Neighborhoods- Text Link 4                 Text 1          1/15/2003  6/30/2004      [*]
Compuserve- Home & Real Estate- Real Estate Senior Housing- Anchor Tenant              Other           6/1/2003   6/30/2004      [*]
Compuserve- Home & Real Estate- Real Estate Senior Housing- Functional
   Integration 1                                                               Functional Integration  6/1/2003   6/30/2004      [*]
Compuserve- Home & Real Estate- Real Estate Senior Housing- Functional
   Integration 2                                                               Functional Integration  6/1/2003   6/30/2004      [*]
Compuserve- Home & Real Estate- Real Estate Senior Housing- Functional
   Integration 3                                                               Functional Integration  6/1/2003   6/30/2004      [*]
Compuserve- Home & Real Estate- Real Estate Senior Housing- Graphic w/ Link 1    Graphic with Text     6/1/2003   6/30/2004      [*]
Compuserve- Home & Real Estate- Real Estate Senior Housing- Graphic w/ Link 2    Graphic with Text     6/1/2003   6/30/2004      [*]
Compuserve- Home & Real Estate- Real Estate Senior Housing- Graphic w/ Link 3    Graphic with Text     6/1/2003   6/30/2004      [*]
Compuserve- Home & Real Estate- Real Estate Senior Housing- Text Link 1                Text 1          6/1/2003   6/30/2004      [*]
Compuserve- Home & Real Estate- Real Estate Senior Housing- Text Link 2                Text 1          6/1/2003   6/30/2004      [*]
Compuserve- Home & Real Estate- Real Estate Senior Housing- Text Link 3                Text 1          6/1/2003   6/30/2004      [*]
Compuserve- Home & Real Estate- Real Estate Senior Housing- Text Link 4                Text 1          6/1/2003   6/30/2004      [*]
Compuserve- Home & Real Estate Main- Graphic w/ link                             Graphic with Text     1/15/2003  5/31/2003      [*]
Compuserve- Money & Business Banking Center- Tool Integration                  Functional Integration  1/15/2003  6/30/2004      [*]
Compuserve- Money & Business Lending Center- Tool Integration                  Functional Integration  1/15/2003  6/30/2004      [*]
Home & Real Estate- Compuserve - Gardening Main - Functional Integration       Functional Integration  1/15/2003  6/30/2004      [*]
Home & Real Estate- Compuserve - Home Services- Text Link                              Text 1          1/15/2003  6/30/2004      [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

Home & Real Estate- Compuserve - Real Estate Main- Anchor Tenant                           Other           1/15/2003  6/30/2004  [*]
Home & Real Estate- Compuserve - Real Estate Moving- Anchor Tenant                         Other           1/15/2003  6/30/2004  [*]
Home & Real Estate - Compuserve - Real Estate Home Finance-  Graphic
   Photo w/ Link                                                                     Graphic with Text     6/1/2003   6/30/2004  [*]
Home & Real Estate - Compuserve - Real Estate Home Finance-
   Text Link 1                                                                             Text 1          1/15/2003  6/30/2004  [*]
Home & Real Estate - Compuserve - Real Estate Home Finance-
   Text Link 2                                                                             Text 1          1/15/2003  6/30/2004  [*]
Home & Real Estate - Compuserve - Real Estate Home Finance-
   Text Link 3                                                                             Text 1          1/15/2003  6/30/2004  [*]
Home & Real Estate - Compuserve - Real Estate Home Finance-
   Text Link 4                                                                             Text 1          1/15/2003  6/30/2004  [*]
Home & Real Estate - Compuserve - Real Estate Home Finance-
   Text Link 5                                                                             Text 1          1/15/2003  6/30/2004  [*]
Home & Real Estate - Compuserve - Real Estate Home Finance-
   Text Link 6                                                                             Text 1          1/15/2003  6/30/2004  [*]
Home & Real Estate - Compuserve - Real Estate Home Finance-
   Text Link 7                                                                             Text 1          1/15/2003  6/30/2004  [*]
Home & Real Estate - Compuserve - Real Estate Home Finance - Functional
   Integration 1                                                                   Functional Integration  1/15/2003  6/30/2004  [*]
Home & Real Estate - Compuserve - Real Estate Home Finance -
   Functional Integration 2                                                        Functional Integration  1/15/2003   6/1/2003  [*]
Home & Real Estate - Compuserve - Real Estate Main-  Functional
   Integration- Navigation                                                         Functional Integration  1/15/2003  6/30/2004  [*]
Home & Real Estate - Compuserve - Real Estate Main-
   Functional Integration 1                                                        Functional Integration  1/15/2003  6/30/2004  [*]
Home & Real Estate - Compuserve - Real Estate Main-
   Functional Integration 2                                                        Functional Integration  1/15/2003  6/30/2004  [*]
Home & Real Estate - Compuserve - Real Estate Main-
   Graphic Photo w/ Link                                                             Graphic with Text     6/1/2003   6/30/2004  [*]
Home & Real Estate - Compuserve - Real Estate Main-  Text Link 1                           Text 1          1/15/2003  6/30/2004  [*]
Home & Real Estate - Compuserve - Real Estate Main-  Text Link 2                           Text 1          1/15/2003  6/30/2004  [*]
Home & Real Estate - Compuserve - Real Estate Moving  Text Link 1                          Text 1          1/15/2003  6/30/2004  [*]
Home & Real Estate - Compuserve - Real Estate Moving  Text Link 2                          Text 1          1/15/2003  6/30/2004  [*]
Home & Real Estate Main - Compuserve -   Functional Integration 1                  Functional Integration  1/15/2003  6/30/2004  [*]
Home & Real Estate Main - Compuserve -   Functional Integration 2                  Functional Integration  1/15/2003  6/30/2004  [*]
Home & Real Estate Main - Compuserve -   Text Link                                         Text 1          1/15/2003  6/30/2004  [*]
====================================================================================================================================
                                                                                 SUB TOTAL                                       [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL

INTERNATIONAL                                                                                             FLIGHT              TOTALS
                                                                                        COPY SIZE    START       END     IMPRESSIONS
------------------------------------------------------------------------------------------------------------------------------------
AOL.ca Targeted Search Terms                                                             468x60    1/15/2003  6/30/2004          [*]
====================================================================================================================================
                                                                    CANADA FLAT FEE
                                                                      TOTAL                                                      [*]

MAPQUEST                                                                                                  FLIGHT              TOTALS
                                                                                    COPY SIZE         START      END     IMPRESSIONS
------------------------------------------------------------------------------------------------------------------------------------
Driving Directions - MapQuest - Results  Graphic with Text                      Graphic with Text   2/1/2003  6/30/2004          [*]
====================================================================================================================================
                                                                     SUB TOTAL                                                   [*]

NETSCAPE                                                                                                  FLIGHT              TOTALS
                                                                                 COPY SIZE           START       END     IMPRESSIONS
------------------------------------------------------------------------------------------------------------------------------------
Home & Real Estate - Netscape - Gardening Main- Functional Integration     Functional Integration  1/15/2003  6/30/2004          [*]
Home & Real Estate - Netscape - Home Services- Text Link                           Text 1          1/15/2003  6/30/2004          [*]
Home & Real Estate - Netscape - Real Estate Main- Anchor Tenant                    Other           1/15/2003  6/30/2004          [*]
Home & Real Estate - Netscape - Real Estate Main- Functional
   Integration- Navigation                                                 Functional Integration  1/15/2003  6/30/2004          [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

Home & Real Estate - Netscape - Real Estate Main- Functional Integration 1  Functional Integration  1/15/2003  6/30/2004         [*]
Home & Real Estate - Netscape - Real Estate Main- Functional Integration 2  Functional Integration  1/15/2003  6/30/2004         [*]
Home & Real Estate - Netscape - Real Estate Main- Graphic Photo with Link     Graphic with Text     6/1/2003   6/30/2004         [*]
Home & Real Estate - Netscape - Real Estate Main- Text Link 1                       Text 1          1/15/2003  6/30/2004         [*]
Home & Real Estate - Netscape - Real Estate Main- Text Link 2                       Text 1          1/15/2003  6/30/2004         [*]
Home & Real Estate - Netscape - Real Estate Moving- Anchor Tenant                   Other           1/15/2003  6/30/2004         [*]
Home & Real Estate - Netscape - Real Estate Moving- Text Link 1                     Text 1          1/15/2003  6/30/2004         [*]
Home & Real Estate - Netscape - Real Estate Moving- Text Link 2                     Text 1          1/15/2003  6/30/2004         [*]
Home & Real Estate Main-  Netscape -   Text Link                                    Text 1          1/15/2003  6/30/2004         [*]
Home & Real Estate Main - Netscape -   Functional Integration 1             Functional Integration  1/15/2003  6/30/2004         [*]
Home & Real Estate Main - Netscape -   Functional Integration 2             Functional Integration  1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Decorating Main- Text Link                            Text 1          1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Decorating Main- Text Link or Graphic                 Text 1          1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Gardening Main- Text Link                             Text 1          1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Gardening Main- Text Link or Graphic                  Text 1          1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Home Improvement Main- Text Link                      Text 1          1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Home Improvement Main- Text Link or Graphic           Text 1          1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Real Estate- Buying & Selling- Anchor Tenant          Other           1/15/2003  5/31/2003         [*]
Netscape- Home & Real Estate- Real Estate- Buying & Selling- Functional
   Integration 1                                                            Functional Integration  1/15/2003  5/31/2003         [*]
Netscape- Home & Real Estate- Real Estate- Buying & Selling- Functional
   Integration 2                                                            Functional Integration  1/15/2003  5/31/2003         [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL

Netscape- Home & Real Estate- Real Estate- Buying & Selling- Functional
   Integration 3                                                                Functional Integration  1/15/2003  5/31/2003     [*]
Netscape- Home & Real Estate- Real Estate- Buying & Selling- Graphic w/ Link 1    Graphic with Text     1/15/2003  5/31/2003     [*]
Netscape- Home & Real Estate- Real Estate- Buying & Selling- Graphic w/ Link 2    Graphic with Text     1/15/2003  5/31/2003     [*]
Netscape- Home & Real Estate- Real Estate- Buying & Selling- Text Link 1                Text 1          1/15/2003  5/31/2003     [*]
Netscape- Home & Real Estate- Real Estate- Buying & Selling- Text Link 2                Text 1          1/15/2003  5/31/2003     [*]
Netscape- Home & Real Estate- Real Estate- Buying & Selling- Text Link 3                Text 1          1/15/2003  5/31/2003     [*]
Netscape- Home & Real Estate- Real Estate- Buying & Selling- Text Link 4                Text 1          1/15/2003  5/31/2003     [*]
Netscape- Home & Real Estate- Real Estate- Buying & Selling- Text Link 5                Text 1          1/15/2003  5/31/2003     [*]
Netscape- Home & Real Estate- Real Estate Apartments- Functional Integration 1  Functional Integration  1/15/2003  6/30/2004     [*]
Netscape- Home & Real Estate- Real Estate Apartments- Functional Integration 2  Functional Integration  1/15/2003  6/30/2004     [*]
Netscape- Home & Real Estate- Real Estate Apartments- Functional Integration 3  Functional Integration  1/15/2003  6/30/2004     [*]
Netscape- Home & Real Estate- Real Estate Apartments- Functional Integration 4  Functional Integration  1/15/2003  6/30/2004     [*]
Netscape- Home & Real Estate- Real Estate Apartments- Graphic w/ link 1           Graphic with Text     6/1/2003   6/30/2004     [*]
Netscape- Home & Real Estate- Real Estate Apartments- Graphic w/ link 2           Graphic with Text     1/15/2003  6/30/2004     [*]
Netscape- Home & Real Estate- Real Estate Apartments- Graphic w/ link 3           Graphic with Text     1/15/2003  6/30/2004     [*]
Netscape- Home & Real Estate- Real Estate Apartments- Text Link 1                       Text 1          1/15/2003  6/30/2004     [*]
Netscape- Home & Real Estate- Real Estate Apartments- Text Link 2                       Text 1          1/15/2003  6/30/2004     [*]
Netscape- Home & Real Estate- Real Estate Apartments- Text Link 3                       Text 1          1/15/2003  6/30/2004     [*]
Netscape- Home & Real Estate- Real Estate Apartments- Text Link 4                       Text 1          1/15/2003  6/30/2004     [*]
Netscape- Home & Real Estate- Real Estate Apartments-Anchor Tenant                      Other           1/15/2003  6/30/2004     [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

Netscape- Home & Real Estate- Real Estate Home Finance-
   Functional Integration 1                                                Functional Integration  1/15/2003  6/30/2004          [*]
Netscape- Home & Real Estate- Real Estate Home Finance-
   Functional Integration 2                                                Functional Integration  1/15/2003  6/30/2004          [*]
Netscape- Home & Real Estate- Real Estate Home Finance- Graphic w/ link      Graphic with Text     1/15/2003  6/30/2004          [*]
Netscape- Home & Real Estate- Real Estate Home Finance - Text Link 1               Text 1          1/15/2003  6/30/2004          [*]
Netscape- Home & Real Estate- Real Estate Home Finance - Text Link 2               Text 1          1/15/2003  6/30/2004          [*]
Netscape- Home & Real Estate- Real Estate Home Finance - Text Link 3               Text 1          1/15/2003  6/30/2004          [*]
Netscape- Home & Real Estate- Real Estate Home Finance - Text Link 4               Text 1          1/15/2003  6/30/2004          [*]
Netscape- Home & Real Estate- Real Estate Home Finance - Text Link 5               Text 1          1/15/2003  6/30/2004          [*]
Netscape- Home & Real Estate- Real Estate Home Finance - Text Link 6               Text 1          1/15/2003  6/30/2004          [*]
Netscape- Home & Real Estate- Real Estate Home Finance - Text Link 7               Text 1          1/15/2003  6/30/2004          [*]
Netscape- Home & Real Estate- Real Estate Homes- Anchor Tenant                     Other           1/15/2003  6/30/2004          [*]
Netscape- Home & Real Estate- Real Estate Homes- Functional Integration 1  Functional Integration  1/15/2003  6/30/2004          [*]
Netscape- Home & Real Estate- Real Estate Homes- Functional Integration 2  Functional Integration  1/15/2003  6/30/2004          [*]
Netscape- Home & Real Estate- Real Estate Homes- Functional Integration 3  Functional Integration  1/15/2003  6/30/2004          [*]
Netscape- Home & Real Estate- Real Estate Homes- Graphic w/ link 1           Graphic with Text     1/15/2003  6/30/2004          [*]
Netscape- Home & Real Estate- Real Estate Homes- Graphic w/ link 2           Graphic with Text     1/15/2003  6/30/2004          [*]
Netscape- Home & Real Estate- Real Estate Homes- Graphic w/ link 3           Graphic with Text     1/15/2003  6/30/2004          [*]
Netscape- Home & Real Estate- Real Estate Homes- Text Link 1                       Text 1          1/15/2003  6/30/2004          [*]
Netscape- Home & Real Estate- Real Estate Homes- Text Link 2                       Text 1          1/15/2003  6/30/2004          [*]
Netscape- Home & Real Estate- Real Estate Homes- Text Link 3                       Text 1          1/15/2003  6/30/2004          [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

Netscape- Home & Real Estate- Real Estate Homes- Text Link 4                        Text 1          1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Real Estate Homes- Text Link 5                        Text 1          1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Real Estate Main- Graphic w/ Link               Graphic with Text     1/15/2003  5/31/2003         [*]
Netscape- Home & Real Estate- Real Estate Moving- Functional Integration 1  Functional Integration  1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Real Estate Moving- Functional Integration 2  Functional Integration  1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Real Estate Moving- Functional Integration 3  Functional Integration  1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Real Estate Moving- Graphic w/ link             Graphic with Text     1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Real Estate Moving- Text Link 1                       Text 1          1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Real Estate Moving- Text Link 2                       Text 1          1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Real Estate Neighborhoods- Anchor Tenant              Other           1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Real Estate Neighborhoods- Functional
   Integration 1                                                            Functional Integration  1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Real Estate Neighborhoods- Functional
   Integration 2                                                            Functional Integration  1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Real Estate Neighborhoods- Functional
   Integration 3                                                            Functional Integration  1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Real Estate Neighborhoods- Graphic w/ link 1    Graphic with Text     1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Real Estate Neighborhoods- Graphic w/ link 2    Graphic with Text     1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Real Estate Neighborhoods- Graphic w/ link 3    Graphic with Text     1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Real Estate Neighborhoods- Graphic w/ link 4    Graphic with Text     1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Real Estate Neighborhoods- Text Link 1                Text 1          1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Real Estate Neighborhoods- Text Link 2                Text 1          1/15/2003  6/30/2004         [*]
Netscape- Home & Real Estate- Real Estate Neighborhoods- Text Link 3                Text 1          1/15/2003  6/30/2004         [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

Netscape- Home & Real Estate- Real Estate Neighborhoods- Text Link 4                      Text 1          1/15/2003  6/30/2004   [*]
Netscape- Home & Real Estate- Real Estate Senior Housing- Anchor Tenant                   Other           6/1/2003   6/30/2004   [*]
Netscape- Home & Real Estate- Real Estate Senior Housing- Functional
   Integration 1                                                                  Functional Integration  6/1/2003   6/30/2004   [*]
Netscape- Home & Real Estate- Real Estate Senior Housing- Functional
   Integration 2                                                                  Functional Integration  6/1/2003   6/30/2004   [*]
Netscape- Home & Real Estate- Real Estate Senior Housing- Functional
   Integration 3                                                                  Functional Integration  6/1/2003   6/30/2004   [*]
Netscape- Home & Real Estate- Real Estate Senior Housing- Graphic
   w/ link 1                                                                        Graphic with Text     6/1/2003   6/30/2004   [*]
Netscape- Home & Real Estate- Real Estate Senior Housing- Graphic
   w/ link 2                                                                        Graphic with Text     6/1/2003   6/30/2004   [*]
Netscape- Home & Real Estate- Real Estate Senior Housing- Graphic
   w/ link 3                                                                        Graphic with Text     6/1/2003   6/30/2004   [*]
Netscape- Home & Real Estate- Real Estate Senior Housing- Text Link 1                     Text 1          6/1/2003   6/30/2004   [*]
Netscape- Home & Real Estate- Real Estate Senior Housing- Text Link 2                     Text 1          6/1/2003   6/30/2004   [*]
Netscape- Home & Real Estate- Real Estate Senior Housing- Text Link 3                     Text 1          6/1/2003   6/30/2004   [*]
Netscape- Home & Real Estate- Real Estate Senior Housing- Text Link 4                     Text 1          6/1/2003   6/30/2004   [*]
Netscape- Money & Business Banking Center- Tool Integration 1                     Functional Integration  1/15/2003  6/30/2004   [*]
Netscape- Money & Business Lending Center- Tool Integration 2                     Functional Integration  1/15/2003  6/30/2004   [*]
====================================================================================================================================
                                                                                              SUB TOTAL                          [*]
====================================================================================================================================
                                                                        INTEGRATED PLACEMENT COMMITMENT                          [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

                                   EXHIBIT A-2
                           MEDIA PLACEMENT COMMITMENT

[*]                                                                                   FLIGHT                              TOTALS
                                                                   COPY SIZE    START         END                    IMPRESSIONS
--------------------------------------------------------------------------------------------------------------------------------
AOL CANADA
Canada - House & Home - Home Improvement                            136x27    1/15/2003    6/30/2004                         [*]
Canada - House & Home - Main- Permanent Anchor Tenant               136x27    1/15/2003    6/30/2004                         [*]

AOL SEARCH
apartment (Search Banner)                                           468x60    1/15/2003    6/30/2004                         [*]
apartment finder (Search Banner)                                    468x60    1/15/2003    6/30/2004                         [*]
apartment listing (Search Banner)                                   468x60    1/15/2003    6/30/2004                         [*]
apartment locator (Search Banner)                                   468x60    1/15/2003    6/30/2004                         [*]
apartment rent (Search Banner)                                      468x60    1/15/2003    6/30/2004                         [*]
apartment rental (Search Banner)                                    468x60    1/15/2003    6/30/2004                         [*]
apartment search (Search Banner)                                    468x60    1/15/2003    6/30/2004                         [*]
apartment search (Search Banner)                                    468x60    1/15/2003    6/30/2004                         [*]
apartments (Search Banner)                                          468x60    1/15/2003    6/30/2004                         [*]
appliances (Search Banner)                                          468x60    1/15/2003    6/30/2004                         [*]
banking (Search Banner)                                             468x60    1/15/2003    6/30/2004                         [*]
blueprints (Search Banner)                                          468x60    1/15/2003    6/30/2004                         [*]
builder (Search Banner)                                             468x60    1/15/2003    6/30/2004                         [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

builders (Search Banner)                                            468x60    1/15/2003    6/30/2004                         [*]
contractor (Search Banner)                                          468x60    1/15/2003    6/30/2004                         [*]
cooking (Search Banner)                                             468x60    1/15/2003    6/30/2004                         [*]
custom homes (Search Banner)                                        468x60    1/15/2003    6/30/2004                         [*]
decorate (Search Banner)                                            468x60    1/15/2003    6/30/2004                         [*]
decorating (Search Banner)                                          468x60    1/15/2003    6/30/2004                         [*]
finance (Search Banner)                                             468x60    1/15/2003    6/30/2004                         [*]
furniture (Search Banner)                                           468x60    1/15/2003    6/30/2004                         [*]
gardening (Search Banner)                                           468x60    1/15/2003    6/30/2004                         [*]
hardware (Search Banner)                                            468x60    1/15/2003    6/30/2004                         [*]
home builder (Search Banner)                                        468x60    1/15/2003    6/30/2004                         [*]
home builders (Search Banner)                                       468x60    1/15/2003    6/30/2004                         [*]
home buying (Search Banner)                                         468x60    1/15/2003    6/30/2004                         [*]
home decor (Search Banner)                                          468x60    1/15/2003    6/30/2004                         [*]
home decorating (Search Banner)                                     468x60    1/15/2003    6/30/2004                         [*]
home electronics (Search Banner)                                    468x60    1/15/2003    6/30/2004                         [*]
home finance (Search Banner)                                        468x60    1/15/2003    6/30/2004                         [*]
home financing (Search Banner)                                      468x60    1/15/2003    6/30/2004                         [*]
home gardening (Search Banner)                                      468x60    1/15/2003    6/30/2004                         [*]
home improvement (Search Banner)                                    468x60    1/15/2003    6/30/2004                         [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

home insurance (Search Banner)                                      468x60    1/15/2003    6/30/2004                         [*]
home listings (Search Banner)                                       468x60    1/15/2003    6/30/2004                         [*]
home listings (Search Banner)                                       468x60    1/15/2003    6/30/2004                         [*]
home loans (Search Banner)                                          468x60    1/15/2003    6/30/2004                         [*]
home maintenance (Search Banner)                                    468x60    1/15/2003    6/30/2004                         [*]
home mortgages (Search Banner)                                      468x60    1/15/2003    6/30/2004                         [*]
home office (Search Banner)                                         468x60    1/15/2003    6/30/2004                         [*]
home plans (Search Banner)                                          468x60    1/15/2003    6/30/2004                         [*]
home remodeling (Search Banner)                                     468x60    1/15/2003    6/30/2004                         [*]
home security (Search Banner)                                       468x60    1/15/2003    6/30/2004                         [*]
home services (Search Banner)                                       468x60    1/15/2003    6/30/2004                         [*]
home tech (Search Banner)                                           468x60    1/15/2003    6/30/2004                         [*]
home theater (Search Banner)                                        468x60    1/15/2003    6/30/2004                         [*]
homes (Search Banner)                                               468x60    1/15/2003    6/30/2004                         [*]
house plans (Search Banner)                                         468x60    1/15/2003    6/30/2004                         [*]
insurance (Search Banner)                                           468x60    1/15/2003    6/30/2004                         [*]
interior design (Search Banner)                                     468x60    1/15/2003    6/30/2004                         [*]
loan rates (Search Banner)                                          468x60    1/15/2003    6/30/2004                         [*]
loans (Search Banner)                                               468x60    1/15/2003    6/30/2004                         [*]
manufactured housing (Search Banner)                                468x60    1/15/2003    6/30/2004                         [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

mobile home (Search Banner)                                         468x60    1/15/2003    6/30/2004                         [*]
mobile homes (Search Banner)                                        468x60    1/15/2003    6/30/2004                         [*]
modular homes (Search Banner)                                       468x60    1/15/2003    6/30/2004                         [*]
mortages (Search Banner)                                            468x60    1/15/2003    6/30/2004                         [*]
mortgage (Search Banner)                                            468x60    1/15/2003    6/30/2004                         [*]
mortgage calculator (Search Banner)                                 468x60    1/15/2003    6/30/2004                         [*]
mortgage rates (Search Banner)                                      468x60    1/15/2003    6/30/2004                         [*]
mortgages (Search Banner)                                           468x60    1/15/2003    6/30/2004                         [*]
move (Search Banner)                                                468x60    1/15/2003    6/30/2004                         [*]
moving (Search Banner)                                              468x60    1/15/2003    6/30/2004                         [*]
new home (Search Banner)                                            468x60    1/15/2003    6/30/2004                         [*]
new homes (Search Banner)                                           468x60    1/15/2003    6/30/2004                         [*]
personal finance (Search Banner)                                    468x60    1/15/2003    6/30/2004                         [*]
prefab home (Search Banner)                                         468x60    1/15/2003    6/30/2004                         [*]
real estate (Search Banner)                                         468x60    1/15/2003    6/30/2004                         [*]
realtor (Search Banner)                                             468x60    1/15/2003    6/30/2004                         [*]
refinancing (Search Banner)                                         468x60    1/15/2003    6/30/2004                         [*]
relocation (Search Banner)                                          468x60    1/15/2003    6/30/2004                         [*]
remodeling (Search Banner)                                          468x60    1/15/2003    6/30/2004                         [*]
rentals (Search Banner)                                             468x60    1/15/2003    6/30/2004                         [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

tax (Search Banner)                                                 468x60    1/15/2003    6/30/2004                         [*]
tools (Search Banner)                                               468x60    1/15/2003    6/30/2004                         [*]
vacation homes (Search Banner)                                      468x60    1/15/2003    6/30/2004                         [*]

AOL SERVICE
AOLTW Home & Interest Network - AOL                                 (MULTI)   1/15/2003    6/30/2004                         [*]
Run of House & Home {5100000570}                                    (MULTI)   1/15/2003    6/30/2004                         [*]
Run of Parenting Channel {5100009326}                               (MULTI)   1/15/2003    6/30/2004                         [*]

COASTAL LIVING
Run of CoastalLiving.com (468x60)                                   468x60    1/15/2003    6/30/2004                         [*]

COMPUSERVE
Run of Home & Family 468x60 {5100011080}                            468x60    1/15/2003    6/30/2004                         [*]

FORTUNE
FORTUNE - Run of Fortune.com (Top468x60)                            468x60    1/15/2003    6/30/2004                         [*]

PARENTING.COM
Run of Parenting.com (All)                                          (MULTI)   1/15/2003    6/30/2004                         [*]

REAL SIMPLE
Run of RealSimple.com - All art sizes                               (MULTI)   1/15/2003    6/30/2004                         [*]

SOUTHERN LIVING
Homes - SouthernLiving.com - Top (468x60)                           468x60    1/15/2003    6/30/2004                         [*]
Run of SouthernLiving.com (120x240)                                 120x240   1/15/2003    6/30/2004                         [*]
Run of SouthernLiving.com (468x60)                                  468x60    1/15/2003    6/30/2004                         [*]

SUNSET
Run of Sunset.com - Homes (120x60)                                  120x60    1/15/2003    6/30/2004                         [*]

Run of Sunset.com (468x60)                                          468x60    1/15/2003    6/30/2004                         [*]
================================================================================================================================
                                                         SUB TOTAL                                                           [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL

[*]                                                                                      FLIGHT                             TOTALS
                                                                     COPY SIZE     START         END                   IMPRESSIONS
----------------------------------------------------------------------------------------------------------------------------------
AOL CANADA
Canada - Finance - Main Page                                          234x60     1/15/2003    6/30/2004                        [*]
Canada - Finance - Real Estate Centre- Permanent
   Sponsor                                                            120x60     1/15/2003    6/30/2004                        [*]
AOL LOCAL
AOL Local - Run of Real Estate (120x60)                               120x60     1/15/2003    6/30/2004                        [*]
Run of Real Estate - AOL Local - (234x60)                             234x60     1/15/2003    6/30/2004                        [*]
AOL SERVICE
Run of Research & Learn 2 {5100035876}                                234x60     1/15/2003    6/30/2004                        [*]

CNNMONEY.COM
Personal Finance - CNNMoney.com - Money 101 - Buying
    A Home (Lesson) - Text 3 (150x10)                                 150x10     1/15/2003    6/30/2004                        [*]
Personal Finance - CNNMoney.com - Your Home - Real
   Estate Calculators (468x60)                                        468x60     1/15/2003    6/30/2004                        [*]
Personal Finance - CNNMoney.com - Your Home (160x600)                 160x600    1/15/2003    6/30/2004                        [*]
==================================================================================================================================
                                                          SUB TOTAL                                                            [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

[*]                                                                                   FLIGHT                                TOTALS
                                                                   COPY SIZE    START         END                      IMPRESSIONS
----------------------------------------------------------------------------------------------------------------------------------
AOL CANADA
Canada - Local Guide - Main                                         234x60    1/15/2003    6/30/2004                           [*]
Canada - Local Guide - Main- Permanent Anchor                       136x27    1/15/2003    6/30/2004                           [*]
Canada - Mail in Box                                                234x60    1/15/2003    6/30/2004                           [*]

AOL LOCAL
Run of Health - AOL Local - (234x60)                                234x60    1/15/2003    6/30/2004                           [*]

Run of Mains - AOL Local - (234x60)                                 234x60    1/15/2003    6/30/2004                           [*]

CLASSIFIEDS
ClassifiedPlus - General Home & Garden Package
   {5100010773}                                                     234x60    1/15/2003    6/30/2004                           [*]
ClassifiedPlus - Real Estate Home Sales Package
   {5100010848}                                                     234x60    1/15/2003    6/30/2004                           [*]
ClassifiedPlus - Real Estate Main and Services
   Package {5100010850}                                             234x60    1/15/2003    6/30/2004                           [*]

CNNMONEY.COM
Run of CNNMoney.com (7) (468x60)                                    468x60    1/15/2003    6/30/2004                           [*]

INTERNATIONAL
Canada - AOL Anywhere - Home Page (Web)                             120x60    1/15/2003    6/30/2004                           [*]
Canada - Netscape - Main Page                                       120x60    1/15/2003    6/30/2004                           [*]
Canada - Netscape - Main Page                                       234x60    1/15/2003    6/30/2004                           [*]
Canada - Time - Time Main Page                                      468x60    1/15/2003    6/30/2004                           [*]
Canada - Time - Time Main Page                                      120x60    1/15/2003    6/30/2004                           [*]

NETSCAPE
AOLTW Personal Finance Network - Netscape                           (MULTI)   1/15/2003    6/30/2004                           [*]
Run of Money - NET Network (468x60)                                 468x60    1/15/2003    6/30/2004                           [*]
EBAY
Ebay - AOL - Run of Home & Garden Department                        468x60    1/15/2003    6/30/2004                           [*]
eBay - AOL - Run of Real Estate Department                          468x60    1/15/2003    6/30/2004                           [*]
eBay - CSI - Run of Home & Garden Main                              468x60    1/15/2003    6/30/2004                           [*]
eBay - NET - Run of Home & Garden Department                        468x60    1/15/2003    6/30/2004                           [*]
eBay - Public - Category Browse - Run of Home &
       Garden                                                       468x60    1/15/2003    6/30/2004                           [*]
eBay - Public - Category Browse - Run of Real Estate                468x60    1/15/2003    6/30/2004                           [*]
eBay - PUBLIC - Run of Home and Garden Search Terms                 468x60    1/15/2003    6/30/2004                           [*]
eBay - Public - Themes - Home Interiors                             120x60    1/15/2003    6/30/2004                           [*]
==================================================================================================================================
                                                           SUB TOTAL                                                           [*]

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[*]   CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

[*]                                                                                  FLIGHT                                 TOTALS
                                                                   COPY SIZE    START         END                      IMPRESSIONS
----------------------------------------------------------------------------------------------------------------------------------
AOL LOCAL
Run of Personal Finance - AOL Local                                 234x60    1/15/2003    6/30/2004                           [*]

AOL SERVICE
Run of Career's and Work Channel {5100001077}                       234x60    1/15/2003    6/30/2004                           [*]
Run of Personal Finance (AOL) (Financial)                           234x60    1/15/2003    6/30/2004                           [*]

CNN.COM
Run of CNN.com (1) (468x60)                                         468x60    1/15/2003    6/30/2004                           [*]

COMPUSERVE
Run of Business & Professional 120x60 {5100012753}                  120x60    1/15/2003    6/30/2004                           [*]
Run of Personal Finance - CSI (468x60)
   (Non Financial)                                                  468x60    1/15/2003    6/30/2004                           [*]

MAPQUEST
MapQuest - Q&R - Non Specific Target (120x240 and
   160x600)                                                         120x240   1/15/2003    6/30/2004                           [*]
==================================================================================================================================
                                                        SUB TOTAL                                                              [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

[*]                                                                                   FLIGHT                              TOTALS
                                                                  COPY SIZE     START         END                      IMPRESSIONS
----------------------------------------------------------------------------------------------------------------------------------
AOL ANYWHERE
AOL.com - Webmail Read Mail                                         234x60    1/15/2003    6/30/2004                           [*]

AOL LOCAL
Run of Other Markets (Yourtown)                                     234x60    1/15/2003    6/30/2004                           [*]

AOL SEARCH
Search Term General Rotation (ICQ, CSI, NET)
   {5100034951}                                                     468x60    1/15/2003    6/30/2004                           [*]

AOL SERVICE
Run of AOL Network {5100494563}                                     (MULTI)   1/15/2003    6/30/2004                           [*]

COMPUSERVE
Run of Compuserve {5100496125}                                      (MULTI)   1/15/2003    6/30/2004                           [*]

NETSCAPE
Run of NET Network (120x240)                                        120x240   1/15/2003    6/30/2004                           [*]
Run of NET Network (468x60)                                         468x60    1/15/2003    6/30/2004                           [*]
==================================================================================================================================
                                                       SUB TOTAL                                                               [*]

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

[*]                                                                                    FLIGHT                            TOTALS
                                                                   COPY SIZE    START         END                      IMPRESSIONS
----------------------------------------------------------------------------------------------------------------------------------
AIM - Buddy List - MAC - Top (120x60)                               120x60     1/15/2003    6/30/2004                          [*]
AIM - Buddy List - Top (120x60)                                     120x60     1/15/2003    6/30/2004                          [*]
==================================================================================================================================
                                                         SUB TOTAL                                                             [*]

                                        MEDIA PLACEMENT COMMITMENT                                                             [*]

==================================================================================================================================

16. TOTAL IMPRESSIONS COMMITMENT FROM INTEGRATED PLACEMENT COMMITMENT AND MEDIA PLACEMENT COMMITMENT                           [*]


With respect to any inventory designated as "EBAY - PUBLIC" (or similar designation of inventory on the publicly available version of EBay, Inc.'s primary interactive site), this Insertion Order incorporates by reference the EBay terms and conditions (the "EBay Ad Terms") which provide, among other things, that EBay is an express third party beneficiary of this Insertion Order. The EBay Ad Terms appear at keyword "EBay Ad Terms 1" on the U.S.-based America Online brand service and at "http://mediaspace.aol.com/ebayadterms1.html." A hard copy of the EBay terms and will be provided to Advertiser upon request. Advertiser acknowledges that it has been provided an opportunity to review the EBay Ad Terms and agrees to be bound by them.

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                    CONFIDENTIAL

                                    EXHIBIT B
                                   DEFINITIONS


DEFINITIONS. The following definitions shall apply to this Agreement:

AD SERVED IMPRESSIONS. As defined in Section 6.5.1 of the Agreement.

ADVERTISEMENTS. Promotions, advertisements, links, pointers, sponsorships, and similar services or rights.

ADVERTISEMENTS REVENUE. The aggregate amount of all cash collected from third parties by AOL or its agents, recognized as revenue under generally accepted accounting principles arising from the license or sale of Advertisements on the AOL Properties, as the case may be, less applicable Advertising Sales Commissions and net of any cancellations. Advertising Revenues shall not include HS Professional Fees or AOL Subscription Fees. HS and AOL agree that: (a) with respect to the Home Channel, the fair market value of barter received by a Party or its agents in any calendar quarter from third parties other than Affiliates from the license or sale of Advertisements shall also be included in Advertising Revenues, but only to the extent that the fair market value of such barter received by such Party or its agents from all such third parties other than Affiliates in any period of measurement exceeds in the aggregate fifteen percent (15%) of the aggregate amount of all the value (including cash and the fair market value of barter) received by such Party or its agents during such period of measurement from the license or sale of such Advertisements; and (b) outside of the Home Channel on the AOL Properties, the fair market value of barter shall not be included in Advertising Revenues; however, if HS feels that AOL is abusing barter in HS Service related areas outside of the Home Channel and as a result is depriving HS of a meaningful revenue source hereunder, then HS shall have the right to raise the issue to the Management Committee for resolution as provided in Section VII of Exhibit D.

ADVERTISING SALES COMMISSIONS. (i) Actual amounts paid as commission to third party agencies by either buyer or seller in connection with sale of the Advertisement or (ii) [*]%, in the event the Party has sold the Advertisement directly and will not be deducting any third party agency commissions.

AFFILIATE. With respect to any Person any agent, distributor or franchisee of such Person, or an entity that, directly or indirectly, controls, is controlled by, or is under common control with such Person, including any entity in which such Person holds, directly or indirectly, at least a nineteen percent (19%) equity interest, except that with respect to the provisions of Section 1.4.4 and
Article 5 of the body of this Agreement the required equity interest shall be at least fifty percent (50%).

AGREEMENT. As defined in the introductory paragraph of the Agreement.

AIM. As defined in Section 2.5.1 of the Agreement.

AOL. As defined in the introductory paragraph of the Agreement.

AOL.COM. AOL's standard narrowband version of the primary Internet-based Interactive Site marketed under the "AOL.com(SM)" brand, regardless of whether users access such standard narrowband version of such primary Internet-based Interactive Site by narrowband, DSL, cablemodem or other high speed or broadband access medium, specifically excluding (a) the AOL Service, (b) any international versions of such site, (c) CompuServe.com, Netscape.com, any other CompuServe or Netscape products or services or interactive sites, (d) "ICQ(SM)," "AOL Search," "AOL Instant Messenger(SM)," "AOL NetMail(SM)" or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or


----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITTED AND FILED SEPERATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMMITTED PORTIONS.

                                                                    CONFIDENTIAL
through the U.S. version of the America Online brand service which was operated, maintained or controlled by the former AOL Studios division, (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (h) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date and (i) any other version of an America Online Interactive Site which is materially different from AOL's primary Internet-based Interactive Site marketed under the "AOL.COM" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer.

AOL BROADBAND. The specific Content and functionality which is available through the U.S. version of the America Online brand service and which is accessible solely through a high speed (generally over 100 kbps) broadband distribution platform, specifically excluding (a) the components of the AOL Service accessible through narrowband distribution platforms, (b) AOL.com, any AOL Interactive Site and the international versions of an America Online service (e.g., AOL Japan) and any broadband component available through such AOL Properties and versions (c) the CompuServe brand service and any other CompuServe products or services whether broadband or narrowband, (d) Netscape.com and any other Netscape products or services whether broadband or narrowband, (e) "ICQ" "AOL NetFind," "AOL Instant Messenger," "Digital City" "NetMail," "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown" or any similar independent product, service or property which may be offered by, through or with the U.S. version of the America Online brand service or the broadband component thereof, (f) any programming or content area offered by or through the U.S. version of the America Online brand service over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), whether broadband or narrowband, (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the America Online brand service whether broadband or narrowband, (h) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the date of this Agreement and (i) any other version of an America Online service (and broadband Content associated therewith) which is materially different from the narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the service and any version distributed through any platform or device other than a desktop personal computer.

AOL CANADA. The standard narrow-band Canadian version of the America Online(R) brand service regardless of whether users access such standard narrowband service by narrowband, DSL, cablemodem or other high-speed or broadband access medium, specifically excluding (a) AOL.com and any other AOL Interactive Site(b) other international versions of an America Online service (e.g., AOL Japan), (c) the CompuServe(R) brand service and any other CompuServe products or services,
(d) Netscape Netcenter(TM) and any other Netscape(R) products or services, (e) "ICQ(SM)," "AOL Search," "AOL Instant Messenger(SM)," "Digital City(SM)," "AOL NetMail(SM)," "Real Fans(SM)", "Love@AOL(SM)", "Entertainment Asylum(SM)," "AOL Hometown(SM)" or any similar independent product, service or property which may be offered by, through or with the Canadian version of the America Online(R) brand service, (f) any programming or content area offered by or through the Canadian version of the America Online(R) brand service over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the Canadian. version of the America Online(R) brand service, (h) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date and (i) any other version of an America Online service which is materially different from the standard narrow-band Canadian version of the America Online brand service, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the service and any version


                                  2                                 CONFIDENTIAL
distributed through any platform or device other than a desktop personal computer or, except as expressly provided above, through any broadband distribution platform.

AOL INTERACTIVE SITE. Any interactive site which is managed, maintained, owned or controlled by AOL or its agents.

AOL LIST. As defined in Section 6.4 of the Agreement.

AOL LOOK AND FEEL. The elements of graphics, design, organization, presentation, layout, user interface, navigation, trade dress and stylistic convention (including the digital implementations thereof) within the AOL Network and the total appearance and impression substantially formed by the combination, coordination and interaction of these elements.

AOL NETWORK. (i) The AOL Service, AOL Broadband, AOL.com, the CompuServe Service, Digital City and Netscape.com and (ii) any other product, service or property owned, operated, distributed or authorized to be distributed by or through AOL or its Affiliates worldwide (and including those products, services and properties that are excluded from the definitions of the AOL Service, AOL.com or any other AOL Property). It is understood and agreed that the rights of HS relate solely to particular AOL Properties as expressly set forth in this Agreement and not generally to the AOL Network.

AOL PROPERTIES. The AOL Service, AOL Broadband, AOL.com, the Compuserve Service, Netscape.com, Digital City, and AOL Canada.

AOL PURCHASER. In the case of the Customized Sites, (i) any AOL User who enters the Customized Sites from the AOL Properties and generates Transaction Revenues from the purchase of Products on the Customized Sites, (ii) any AOL User who generates Transaction Revenues from any other electronic means through a promotion directed at AOL Users (e.g., e-mail offers), or (iii) any AOL User who generates Transaction Revenues from an "offline" means (e.g. toll-free number) for receiving orders related to specific offers within the Customized Sites requiring purchasers to reference a specific promotional identifier or tracking code, including, without limitation, products sold through surcharged downloads (to the extent expressly permitted hereunder). In the case of the AOL Properties, (i) any AOL User who enters the AOL Properties and generates Transaction Revenues thereon from the purchase of Products within any HS Service, (ii) any AOL User who generates Transaction Revenues from any other electronic means through a promotion directly relating to Products within any HS Service, or (iii) any AOL User who generates Transaction Revenues from an "offline" means (e.g. toll-free number) for receiving orders related to specific offers within the AOL Properties directly relating to Products within any HS Service requiring purchasers to reference a specific promotional identifier or tracking code, including, without limitation, products sold through surcharged downloads.

AOL SERVICE. The standard narrow-band U.S. version of the America Online(R) brand service regardless of whether users access such standard narrowband version of such service by narrowband, DSL, cable modem or other high-speed or broadband access medium, specifically excluding (a) AOL.com(SM) and any other AOL Interactive Site, (b) the international versions of an America Online service (e.g., AOL Japan), (c) the CompuServe(R) brand service and any other CompuServe products or services, (d) Netscape.com and any other Netscape(R) products or services, (e) "ICQ(SM)," "AOL Search," "AOL Instant Messenger(SM)," "Digital City(SM)," "AOL NetMail(SM)," "Real Fans(SM)", "Love@AOL(SM)", "Entertainment Asylum(SM)," "AOL Hometown(SM)" or any similar independent product, service or property which may be offered by, through or with the U.S. version of the America Online(R) brand service, (f) any programming or content area offered by or through the U.S. version of the America Online(R) brand service over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (g) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through the U.S. version of the America Online(R) brand service, (h) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date and (i) any other version of an America Online service which is materially different


                                  3                                 CONFIDENTIAL
from the standard narrow-band U.S. version of the America Online brand service, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the service and any version distributed through any platform or device other than a desktop personal computer or, except as expressly provided above, through any broadband distribution platform.

AOL SUBSCRIPTION FEES. Any subscription, licensing or other fees for use of the products, services and properties included within the definition of the AOL Network (i.e., the subscription fees for the AOL Service).

AOL TOOLS. As defined in Section 2.5.1 of the Agreement.

AOL USER. Any user of the AOL Network, including authorized users (including any sub-accounts under an authorized master account) of the AOL Service and/or the CompuServe Service.

AOL VISITOR. Any Person who enters the Customized Site or the Customized Programming from the AOL Network including, without limitation, from any third party area therein (to the extent entry from such third party area is traceable through both Parties' commercially reasonable efforts), (regardless of whether such Person provides an e-mail address during registration or entrance to the Customized Site which includes a domain other than an "AOL.com" domain); and
(ii) any other Person who, when purchasing a product, good or service through an HS Interactive Site, provides an AOL.com domain name or a CompuServe.com domain name as part of such Person's e-mail address.

CARRIAGE PLAN. As defined in Section 1.1 of the Agreement.

CATEGORY SHARE. As defined in Section 6.3 of the Agreement.

CHANGE OF CONTROL. (a) The consummation of a reorganization, merger or consolidation or sale or other disposition of substantially all of the assets of a Party (a "FUNDAMENTAL TRANSACTION"), other than a Fundamental Transaction which would result in the holders of the Party's voting securities outstanding immediately before the Fundamental Transaction continuing after the Fundamental Transaction to own more than 50% of the outstanding voting securities of (A) the Company, (B) the surviving entity in the Fundamental Transaction, or (C) in the case of a division, each entity resulting from the division; or (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than 50% of either (i) the then outstanding shares of common stock of such party; or (ii) the combined voting power of the then outstanding voting securities of such party entitled to vote generally in the election of directors.

CLASSIFIEDS. As defined in Section 5.1.2 of the Agreement.

COMPUSERVE SERVICE. The standard HTML version of the narrow-band U.S. version of the CompuServe brand service, regardless of whether users access such standard narrowband service by narrowband, DSL, cable modem or other high-speed or broadband access medium, specifically excluding (a) any international versions of such service (e.g., NiftyServe), (b) any web-based service including "compuserve.com", "cserve.com" and "cs.com", or any similar product or service offered by or through the U.S. version of the CompuServe brand service, (c) Content areas owned, maintained or controlled by CompuServe Affiliates or any similar "sub-service," (d) any programming or Content area offered by or through the U.S. version of the CompuServe brand service over which CompuServe does not exercise complete or substantially complete operational control (e.g., third-party Content areas), (e) any yellow pages, white pages, classifieds or other search, directory or review services or Content (f) any co-branded or private label branded version of the U.S. version of the CompuServe brand service, (g) any version of the U.S. version of the CompuServe brand service which offers Content, distribution, services or functionality materially different from the Content, distribution, services or functionality associated with the standard, narrow-band U.S. version of the CompuServe brand service, including, without limitation, any version of such service distributed through any platform or device other than a desktop personal computer, (h) any property, feature, product or service which


                                  4                                 CONFIDENTIAL

CompuServe or its Affiliates may acquire subsequent to the Effective Date, (i) the America Online brand service and any independent product or service which may be offered by, through or with the U.S. version of the America Online brand service and (j) the HMI versions of the CompuServe brand service.

CONFIDENTIAL INFORMATION. Any information relating to or disclosed in the course of this Agreement, which is, or should be reasonably understood to be, confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, information about AOL Users, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections and marketing data. "Confidential Information" shall not include information (a) already lawfully known to or independently developed by the receiving Party, (b) disclosed in published materials, (c) generally known to the public through no fault of the disclosing Party, or (d) lawfully obtained from any third party.

CONTENT. Text, images, video, audio (including, without limitation, music used in time relation with text, images, or video), and other data, products, services, Advertisements, promotions, URLs, keywords and other navigational elements, links, pointers, technology and software.

CPM. Cost per one thousand Impressions.

CREDIT REPORTS. A report aggregating and detailing consumer credit information from one or more of the following credit agencies: Experian, Equifax and TransUnion. Products included, without limitation, 3 bureau credit report, 3 bureau credit score, and credit monitoring.

CRIME REPORTS. Reports detailing crime statistics for a particular geographic area, including, without limitation, violent crime, aggravated assault, murder, and robbery.

CUSTOMIZED PROGRAMMING. Any (a) areas within the AOL Network or outside the AOL Network but exclusively available to AOL Users and all Licensed Content thereon, to the extent such area is developed, programmed, and/or managed by HS or its Affiliates or their respective agents pursuant to this Agreement (including, without limitation, message boards, chat and other AOL User-supplied content areas contained therein and including any sites or areas linked thereto) including, without limitation, any co-branded site or page, but excluding the Customized Site and (b) Licensed Content provided to AOL by HS or its Affiliates or their respective agents pursuant to this Agreement and used by AOL in accordance with this Agreement for distribution on or through the AOL Network other than on the Customized Site.

CUSTOMIZED SITES. Collectively, each version of the Generally Available Sites that is customized for distribution through the AOL Network in accordance with this Agreement.

DESIGNATED PRODUCTS. Credit Reports and Property Reports.

DIGITAL CITY. The standard, narrow-band U.S. version of DCI's local content offerings marketed under the Digital City brand name, regardless of whether users access such standard, narrowband version of such local content offerings by narrowband, DSL, cablemodem or other high-speed or broadband access medium, specifically excluding (a) the AOL Service, AOL.com or any other AOL Interactive Site, (b) any international versions of such local content offerings, (c) the CompuServe brand service and any other CompuServe products or services (d) "Driveway," "ICQ," "AOL Search," "AOL Instant Messenger," "Digital City," "AOL NetMail," "Electra", "Thrive", "Real Fans", "Love@AOL", "Entertainment Asylum," "AOL Hometown," "My News" or any similar independent product, service or property which may be offered by, through or with the standard narrow band version of DCI's local content offerings, (e) any programming or Content area offered by or through such local content offerings over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any yellow pages, white pages, classifieds or other search, directory or review services or Content offered by or through such local content offerings, (g) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date, (h) any other version of a DCI local content offering which is materially different from the narrow-band U.S. version of DCI's local


                                  5                                 CONFIDENTIAL
content offerings marketed under the Digital City brand name, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded version of the offerings and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer, and (i) Digital City-branded offerings in any local area where such offerings are not owned or operationally controlled by AOL, Inc. or DCI (e.g., Chicago, Orlando, South Florida, and Hampton Roads).

EFFECTIVE DATE. As defined in the introductory paragraph of the Agreement.

EXISTING AGREEMENT. As defined in the Introduction of the Agreement.

FSBOS. As defined in Section 5.1.2 of the Agreement.

FUNDAMENTAL TRANSACTION. As defined in the definition of "Change of Control."

GENERALLY AVAILABLE SITES. The Internet sites and Content, currently located at the following URLs and all related URLs and any successors thereto containing HS Services, which are owned or operated by HS or its Affiliates or their respective agents or to which HS or its Affiliates or their respective agents licenses information, content or other materials:

http://www.homestore.com
http://www.realtor.com
http://www.homebuilder.com
http://www.springstreet.com
http://www.remodel.com
http://www.homefair.com
http://www.manufacturedhousing.com
http://www.homeplans.com
http://www.homestyle.com
http://www.rent.net
http://www.rentnet.com
http://www.move.com
http://www.seniorhousing.net

HOME CHANNEL. As defined in Section 1.1 of the Agreement.

HS. As defined in the introductory paragraph of the Agreement.

HS APPLIANCES. The aggregation of service provider directories (consisting of listings) and Content directly related to assisting persons select, purchase, install and/or maintain appliances in their homes, including, without limitation, kitchen appliances, washer and dryer appliances, heating and cooling appliances in an online database searchable by such prospective persons.

HS APARTMENTS LISTINGS SERVICES. The aggregation of nation-wide real property listings from third party content providers for residential Rental Properties and short term corporate housing (excluding vacation and time-share properties) in an online database searchable by prospective home renters. HS Apartments Listings does not include any listings or other Content encompassed within any other HS Service.

HS HOME DECORATING. The aggregation of service provider directories (consisting of listings) and Content directly related to assisting persons to plan, understand, and undertake home decorating projects, including, without limitation, color choice, paint choice, painting techniques, room design, feng shui, and furniture arrangement.

HS EXCLUSIVE SERVICES. HS Apartments Listings Services, HS Home Listings Services, and HS Senior Listings Services.

HS HARDWARE. The aggregation of third-party Content directly related to assisting persons to select and purchase the proper hand and power tools necessary for projects for their homes.

HS HOME LISTINGS SERVICE. The aggregation of nation-wide property listings from the multiple listings service and other third party content providers for new and/or existing homes (including manufactured housing (i.e., mobile homes)) and vacation homes for sale (not rental) but excluding time-share properties) in an online database searchable by prospective home buyers and the aggregation of listings for realtors and home builders in an online searchable database. HS Home Listings Service does not include: (i) listings for any other form of real estate other than new and existing homes (including, without limitation, Rental Properties or commercial real estate), (ii) any home listings posted online by AOL Users other than an AOL User which aggregates for sale


                                  6                                 CONFIDENTIAL
by owner listings as its primary business, and (iii) any listings or other Content encompassed within any other HS Service.

HS HOME FINANCE. Fee-based services directly related to (a) the origination of first mortgages and second or other subordinate mortgages, home improvement loans, home equity loans, and (b) the other fee-based services included on the HUD-1 form (e.g., appraisals, credit reports, flood certifications and title reports).

HS HOME OFFICE. The aggregation of service provider directories (consisting of listings) and Content directly related to home office design.

HS HOME SECURITY. The aggregation of service provider directories (consisting of listings) and Content directly related to assisting persons in securing their homes from intrusion by third parties, including, without limitation, alarm systems, and similar technology based solutions.

HS HOME SERVICES. The aggregation of home service provider directories (consisting of listings) related to assisting persons in hiring third party contractors for services directly related to the maintenance and improvement of the physical systems and structures of their homes such as, without limitation, architects, electricians, plumbers, roofers, cleaners and carpenters. HS Home Services does not include any listings or other Content encompassed within any other HS Service.

HS HOME TECHNOLOGY. The aggregation of service provider directories (consisting of listings) and Content directly related to assisting persons select, purchase and/or install technology solutions in their homes to make a home more efficient, easier to manage or safer, including, without limitation, lighting products and services, heating and cooling technology, but excluding telecommunications and Internet access related services.

HS LAWN & GARDEN. The aggregation of service provider directories (consisting of listings) and Content directly related to assisting persons to design, grow and/or maintain their lawns, gardens, and landscapes, including, without limitation, gardening and landscape services, gardening supplies, seeds and plants.

HS LIST. As defined in Section 6.4 of the Agreement.

HS LOOK AND FEEL. The elements of graphics, design, organization, presentation, layout, user interface, navigation, trade dress and stylistic convention (including the digital implementations thereof) within the HS Interactive Sites and the total appearance and impression substantially formed by the combination, coordination and interaction of these elements.

HS MOVING SERVICES. The aggregation of moving service provider directories, together with transactions for related products and services and related Content, all directly related to assisting persons move from one home to another, including, without limitation, national and regional packing and moving services, van lines, movers and truck rentals. HS Moving Services does not include any listings or other Content encompassed within any other HS Service.

HS PRESENCE. Any (a) HS trademark or logo, (b) headline or picture from HS Content, (c) teaser, icon, or link to the Customized Site or Customized Programming and/or (d) other Content which originates from, describes or promotes HS or HS' Content.

HS PRODUCT. Any product, good or service which HS (or others acting on its behalf or as distributors) offers, sells, provides, distributes or licenses to users of the Generally Available Sites.

HS PROFESSIONAL FEES. The aggregate amounts collected by HS and its agents from third party professionals for the provision of web site development and hosting services.

HS PROPERTIES. The Customized Sites and the Generally Available Sites.

HS SENIOR LISTINGS SERVICES. The aggregation of service provider directories (consisting of listings) and Content directly related to assisting senior citizens in finding housing providing long term care and/or meeting other retirement needs.

HS SERVICES. HS Home Listings Service, HS Apartments Listings Services, HS Senior Listings Services, HS Home Decorating, HS Home


                                  7                                 CONFIDENTIAL

Finance, HS Home Office, HS Home Security, HS Home Services, HS Home Technology, HS Lawn & Garden, HS Appliances, HS Hardware, and HS Moving Services.

IMPRESSION. User exposure to a page or screen containing an HS Presence, as such exposure may be reasonably determined and measured by AOL in accordance with its standard methodologies and protocols consistent with generally accepted standards. Each HS Presence on any such page or screen will count as a separate Impression.

INTEGRATED PLACEMENT COMMITMENT. As defined in Section 1.2 of the Agreement.

INTERACTIVE SERVICE. An entity offering one or more of the following: (i) online or Internet connectivity services (e.g., an Internet service provider); (ii) an interactive site or service featuring a broad selection of aggregated third party interactive content (e.g., Yahoo, Alta Vista, Lycos), or navigation thereto (e.g. Google) ; or (iii) communications software capable of serving as the principal means through which a user creates, sends or receives electronic mail or real time online messages.

KEY INDICATORS. As defined in Section 5.2.1 of the Agreement.

KEYWORD SEARCH TERMS. (a) The Keyword online search terms made available on the AOL Service, combining AOL's Keyword online search modifier with a term or phrase specifically related to HS (and determined in accordance with the terms of this Agreement) and (b) the Go Word online search terms made available on the CompuServe Service, combining CompuServe's Go Word online search modifier with a term or phrase specifically related to HS (and determined in accordance with the terms of this Agreement). Keyword Search Terms provided to HS are set forth in the Programming Plan attached as Exhibit C to the Agreement.

LAUNCH DATE. As defined in Section 1.1 of the Agreement.

LICENSED CONTENT. All Content provided by or on behalf of HS or its Affiliates and/or their respective agents to AOL, its Affiliates and/or their respective agents pursuant to this Agreement (e.g., offline promotional content or online Content for distribution through the AOL Network), including without limitation all Customized Programming.

LOC TERMINATION. As defined in Section 6.1 of the Agreement.

MATERIAL NON-COMPLIANCE EVENT. As defined in Section 1.7 of the Agreement.

MEDIA PLACEMENT COMMITMENT. As defined in Section 1.2 of the Agreement.

MERRILL LYNCH. As defined in Section 13.1.1 of the Agreement.

NAMED ENTITIES. Each of:

[*]

NEIGHBORHOOD REPORTS. An editorial and statistical report regarding population and general demographics of a geographic area, including, without limitation, population, composition, average home price, average home size, home types available, and urbanization.

NETSCAPE.COM. Netscape Communications Corporation's primary narrowband version of the Internet-based Interactive Site marketed under the "Netscape Netcenter SM" brand, regardless of whether users access such standard narrowband version of such Internet-based Interactive Site by narrowband, DSL, cablemodem or other high-speed or broadband access medium, specifically excluding (a) the AOL Service and the CompuServe Service, (b) AOL.com and CompuServe.com, (c) any international versions of such site, (d) "ICQ," "AOLSearch," "AOL Instant Messenger," "AOL NetMail," "AOL Hometown," "My News," "Digital City," or any similar independent product or service offered by or through such site or any other AOL Interactive Site, (e) any programming or Content area offered by or through such site over which AOL does not exercise complete operational control (including, without limitation, Content areas controlled by other parties and member-created Content areas), (f) any programming or Content area offered by or through the U.S. version of the America Online brand service which was operated, maintained or controlled by the former AOL Studios division (e.g., Electra), (g) any yellow pages, white pages,


----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMMITTED AND FILED SEPERATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMMITTED PORTIONS.


                                  8                                 CONFIDENTIAL
classifieds or other search, directory or review services or Content offered by or through such site or any other AOL Interactive Site, (h) any property, feature, product or service which AOL or its Affiliates may acquire subsequent to the Effective Date and (i) any other version of an AOL or Netscape Communications Corporation Interactive Site which is materially different from Netscape Communications Corporation's primary Internet-based Interactive Site marketed under the "Netscape Netcenter TM" brand, by virtue of its branding, distribution, functionality, Content or services, including, without limitation, any co-branded versions and any version distributed through any broadband distribution platform or through any platform or device other than a desktop personal computer (e.g., Custom NetCenters built specifically for third parties).

NON-AD SERVED IMPRESSIONS. As defined in Section 6.5.2 of the Agreement.

PARTY. As defined in the introductory paragraph of the Agreement.

PERSON. A natural person, a corporation, a partnership, a limited liability company, a trust, a joint venture, any governmental authority or any other entity or organization.

PRESS RELEASE. As defined in Section 8 of the Agreement.

PRIOR AGREEMENTS. As defined in Section 11 of the Agreement.

PRODUCT. Any product, good or service which HS or AOL (or others acting on its behalf or as distributors) offers, sells, provides, distributes or licenses to AOL Users directly or indirectly through (i) the Customized Site, Customized Programming or AOL Properties, (ii) any other electronic means directed at AOL Users (e.g., e-mail offers), or (iii) an "offline" means (e.g., toll-free number) for receiving orders related to specific offers within the Customized Site, Customized Programming or AOL Properties requiring purchasers to reference a specific promotional identifier or tracking code, including, without limitation, products sold through surcharged downloads (to the extent expressly permitted hereunder).

PROGRAMMING PLAN. As defined in Section 1.1 of the Agreement.

PROMOTION. The promotions described on Exhibit A and any other promotions provided by AOL to HS.

PROPERTY REPORTS. A report designed to assist potential buyers/sellers in valuing a home by detailing relevant information on a subject property, including, without limitation, physical property information, comparable sales, School Reports, Crime Reports, Neighborhood Reports, natural hazards and environmental hazards.

REFERENCE. As defined in Exhibit G of the Agreement.

RENTAL PROPERTIES. A building or buildings owned by the same Person, which building or buildings contain one or more dwelling units held for rent.

SALES REVENUES. Advertisements Revenues plus Transaction Revenues.

SCHOOL REPORTS. An editorial and statistical report detailing relevant information on a given school or schools in a given area, including, without limitation, student population, student teacher ratio, average class size, graduation rate, and number of computers in class rooms.

SECURITIES PURCHASE AGREEMENT. As defined in Section 11 of the Agreement.

SHOP@AOL. The aggregated shopping services on the AOL Properties (e.g., Shop@AOL, the Shopping Channel).

TAXES. As defined in Section 6.12 of the Agreement.

TERM. The period beginning on the Effective Date and ending upon the expiration or earlier termination of this Agreement, as further defined in Section 7.1 of the Agreement.

TERM INTEGRATION SHORTFALL. As defined in Section 1.2 of the Agreement.

TERM MEDIA SHORTFALL. As defined in Section 1.2 of the Agreement.


                                  9                                 CONFIDENTIAL

TRANSACTION REVENUES. The aggregate amount of all cash collected by a Party or its agents from third parties and recognized as revenue under generally accepted accounting principles from AOL Purchasers in connection with the sale, licensing, distribution or provision of any Designated Products, including, in each case, handling, shipping, service charges, and excluding, in each case, (a) amounts collected for sales or use taxes or duties and (b) credits and chargebacks for returned or canceled goods or services, but unreduced by such Party's and its agents' direct cost of goods sold. Transaction Revenues shall not include AOL Subscription Fees.


                                 10                                 CONFIDENTIAL

                                    EXHIBIT C
                                PROGRAMMING PLAN

GENERAL PROGRAMMING OVERVIEW AND REQUIREMENTS:

HS and its family of brands (e.g., Realtor.com, Rent.net, Homebuilder.com) will provide the editorial content and functionality set forth below and otherwise mutually agreed by the Parties from time to time for integration within the AOL Properties. The editorial content provided by HS will supplement existing content offerings provided by other current channel partners and may primarily be used as rotating feature and how-to articles. HS will provide features that are timely, reflecting current trends and interests, and appropriate for the audience of each AOL property. All Content will be updated at least as frequently as the industry standard set by other leading Content providers in the relevant category and in accordance with the schedule set forth below where specified. HS will provide to AOL any Content optimized for broadband access which is available on the Generally Available Sites.

CUSTOMIZED SITES

HS shall deliver the programming specified below on each version of the Customized Site co-branded with the applicable AOL property. AOL's provision of the Promotions specified in Exhibit A-1 and A-2 shall be contingent on HS providing the following Content. If any such Content is unavailable, AOL be relieved of the obligation to provide any Promotion related to such Content from the date such Content becomes unavailable until [*] ([*]) days after such Content again becomes available. In the event that AOL does not deliver any Promotions in accordance with the foregoing sentence, AOL shall be relieved of a proportional amount of the Integrated Placement Commitment and/or Media Placement Commitment, as applicable, related to the Promotions which were not displayed.

GENERAL CONTENT & FUNCTIONALITY REQUIREMENTS:
(AOL will provide HS with technical specifications for feeds after the Effective
Date).

REAL ESTATE:  HS will provide the following tools, functionality and Content:

Content, listings, links and backend support for the following widgets on AOL Service, Netscape and CompuServe:
- Home/apartment search
- Existing/New home search
- Find a lender
- Find a mover
- Apartment search
- Find storage
- Rent calculator
- Neighborhood search
- City or school comparison tool
- Salary calculator
- Senior housing
- Moving checklist
- Mortgage calculator
- Home affordability calculator
- Rent vs. buy calculator
- Credit links

HS will ad serve the following widgets:
- Local featured home on ~3 pages/brand
- Local featured apartment on ~3 pages/brand
- Local featured Realtor on ~3 pages/brand
- Featured new homes~3 pages/brand
- Featured builder~3 pages/brand

HS will provide the following Feeds:

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

-        Mortgage rates (Localized & national) for each brand

Logo graphic for sponsorship on all Real Estate main and sub areas

Real Estate/Moving/Home Finance editorial for the AOL Properties:

- Real Estate tools, calculators and decision guides, including, but not limited to the following:
  - Home appreciation;
  - Home affordability;
  - Mortgage calculator;
  - Rent vs. buy;
  - City comparison;
  - School comparison;
  - Neighborhood comparison;
  - Find a neighborhood;
  - Home valuation;
  - Closing checklist;
  - Buying guide;
  - Selling guide;
  - Moving checklist;
  - Calculate moving costs;
  - Calculate packing supplies;
  - Rent calculator;
  - Crime report; and
  - Cost of living calculator.

- HS shall at all times display the most recent real estate listings Content available. Additionally, HS shall make available supporting real estate news Content
- News/topical information shall be updated every other week at minimum (tools and other static links should be updated as necessary or as mutually agreed upon by the Parties).
- News/topical articles are defined as information that reflects the current status of an ever-changing industry. (News/topical articles do not generally include tools, calculators, buying/selling basics and other such Content that does not change over the course of time). Should newer articles become available that supersedes the article/information on Homes/Apartments/Neighborhoods/Senior Housing, the article/information will be considered out of date and HS will replace the "dated" article within [*] ([*]) days, or remove it completely until such time that a replacement article can be authored.
- If news/topical links are not updated or removed as provided herein, AOL will provide HS notice and HS will have [*] days to perform the refreshes. Should those updates not be made, Homestore will be considered in breach of contract without regard to any additional cure period set forth in the Agreement (i.e., this [*] day cure period replaces the 30 day cure period set forth in Section 7.2).

"LIVING" CATEGORIES: HS will provide the following tools, functionality and Content.

Home Improvement:
- How-to home improvement articles with images and step-by-step;
- Before and after home improvement articles;
- Material and project estimator calculators and tools;
- Content such as ,Top 10 Lists, Smart Tips, etc.);
- Photo galleries;
- Content feed (including the above-described Content), updated weekly, for CompuServe and Netscape;
Decorating:
- Decorating how-to features;
- Inspirational decorating features;
- Celebrity decorating features;

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                  2                                 CONFIDENTIAL

- Decorating before-and-after features;
- Room-by-room features (e.g., kitchens, bedrooms, living rooms);
- Material and project estimator calculators and tools;
- Content such as Top 10 Lists, Smart Tips, etc.;
- Photo galleries;
- Content feed (including the above-described Content), updated weekly, for the AOL Properties.
Gardening:
- Inspirational, seasonally appropriate gardening features;
- Garden problem solver tool and content (HS will provide a "problem solver" application, as currently executed on the H&H Gardening Main Screen, that helps AOL Members identify and solve problems with flowers, houseplants, vegetables, lawns, trees and shrubs);
- Content feed (including the above-described Content), updated weekly, for the AOL Properties;
-

Cross-category home service directories content/links:
- Decorator/designer;
- Contractor;
- Painter;
- Landscaper;
- Gardener;
- Wallpaper hanger;
- Handyman/all purpose;
- Carpenter;
- Plumber;
- Electrician;
- Architect;
- Builder;
- Others as determined by AOL.

CLASSIFIEDS:  HS will provide the following tools, functionality and Content:
- HS shall provide apartment listings to the AOL Properties
- HS shall provide AOL with the apartment listings data in a machine-readable format through an FTP feed. The frequency of the feed will be determined by HS in its reasonable discretion and communicated to AOL.
- HS shall adhere to the listing feed upload specifications for each AOL
  Property.
- AOL has the right to modify the upload specification one (1) time per quarter. AOL will notify HS of any changes. HS has [*] days from notification to comply to the modified specification. If HS does not comply with the new specification after such [*] day period, the data feed will fail and listings will not be published until the feed meets the new specification.
- In the event that HS provides to AOL a feed that does not meet specifications or the data contains errors (ex. monthly rental price for an apartment is a $1), AOL reserves the right to suspend the feed or remove the erroneous records until they can be corrected.

REAL ESTATE - PERSONAL FINANCE: HS will provide the following tools, functionality and Content::
- Daily and weekly national and local mortgage rate data on the following products: 30-year fixed mortgage, 15-year fixed mortgage and 1-Year ARM.
- The data shall include current rate, change vs. the week-ago rate, the monthly cost of the mortgage itself on a $150k loan, for example, and the change over the week ago cost. Feed shall also include URL to link in to a more detailed rate table hosted by HS.
- Feed shall be provided in XML and delivered daily at midnight ET for the previous day (for the 5 business days each week).
- Feed shall link through to a rate table on the Customized Site that displays current rates for selected products from an aggregate of lenders.

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                  3                                 CONFIDENTIAL

- With respect to the `How Much House Can You Afford' widget, when an AOL user clicks through to the Customized Site from the `Home Affordability' widget, results shall be transparent, with no pop-ups or secondary screens displayed before the user sees the results.
- Home and apartment search. HS shall at all times display the most recent real estate listings Content available.
- How Much Can you Afford Widget
- Calculate your mortgage widget.

BROADBAND: HS will provide access to the following broadband Content in addition to any other Content optimized for broadband access which is available on the Generally Available Sites.
- Virtual home tours;
- Neighborhood tours, to the extend HS has such Content available;
- Apartment community tours;
- Buying/selling tutorials video, if made available by HS.

OTHER CATEGORIES: HS will provide AOL access to all other tools, functionality, and Content then available on any Generally Available Site (e.g., appliances, commercial services, etc.) for use through the AOL Network.

CUSTOMIZED PROGRAMMING

HS shall deliver the programming specified below for AOL's inclusion within the AOL Properties and, at AOL's option, other portions of the AOL Network. AOL's provision of the Promotions specified in Exhibit A-1 and A-2 shall be contingent on HS providing the following Content. If any such Content is unavailable, AOL be relieved of the obligation to provide any Promotion related to such Content from the date such Content becomes unavailable until [*] ([*]) days after such Content again becomes available. In the event that AOL does not deliver any Promotions in accordance with the foregoing sentence, AOL shall be relieved of a proportional amount of the Integrated Placement Commitment and/or Media Placement Commitment, as applicable, related to the Promotions which were not displayed.

REAL ESTATE

      - Homes ([*])
      - Apartments ([*])
      - Senior Housing ([*])
      - Neighborhoods ([*])
      - Homes widget (New, Existing and Manufactured homes): Widget will be more in-depth and robust than home search widget on main screen and will include property type radio buttons.
      - Apartments widget (Rentals, Temporary housing, Senior housing): Will include property type radio buttons.
      - Rates Widget or ticker
      - "Featured..." widget (Featured Homes, Realtors, Apartments, Builders).
      - "Find a..." widget, input box or dropdown (Find a Realtor, builder, home plan, apartment community, lender)

[*] screens will all be built, hosted and programmed by HS in accordance with AOL UI, design and branding direction and subject to final AOL approval. AOL will have input on the programming of these screens. HS shall at all times display the most recent real estate news and information on these pages.

WIDGETS:

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[*]   CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                  4                                 CONFIDENTIAL

- find a lender
- find a mover
- mortgage calculator
- mortgage rate feed
- find self storage
- salary calculator
- neighborhood information
- school reports
- check your credit/credit reports
- home affordability calculator
- relocation wizard

MOVING PAGE: [*] screen will be built, hosted and programmed by AOL. HS will provide Content for integration within this page as follows.

SCREEN ELEMENTS:
- Planning section/navigation, with hyperlinks to more Content on the Customized Site.
- "Executing" section/navigation, with hyperlinks to more Content on the Customized Site.
- Moving checklist/s.
- "Payoff" section, where a paragraph or robust offering of Content is presented to the member.
- AOL New Homeowners Guide section
- Additional promotional areas as space permits
- Find a mover widget

For the avoidance of doubt, inclusion of any Content on this Exhibit C does not represent any obligation of or guarantee by AOL that such Content will be promoted by AOL in any particular manner; guaranteed promotion of Content will be as set forth in the Carriage Plan and Sections 1.1 through 1.3 of the Agreement.

KEYWORD SEARCH TERMS

Subject to the provisions of Exhibit D, HS shall have the right to use the following Keyword Search Terms:

Homestore
Homestore.com
Realtor.com
Homebuilder.com
Remodel.com
Springstreet.com
Springstreet
Homefair.com
Seniorhousing.net
Corporatehousing.net
Move.com
Homeplans.com
Homestyles.com
Rent.net
Rentnet
Welcome Wagon
The School Report

Additionally, AOL Canada will provide HS with the Keyword Search Term:
Homestore.

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                  5                                 CONFIDENTIAL

                                    EXHIBIT D

                       STANDARD LEGAL TERMS AND CONDITIONS

I.  AOL NETWORK

CONTENT. HS represents and warrants to the best of its knowledge and covenants to use all commercially reasonable efforts to ensure that all Content contained within the Customized Site and Customized Programming and all Licensed Content, at the time such Content or Licensed Content is made available by HS, (i) conforms to the Terms of Service for the applicable AOL Property, the terms of this Agreement and any other standard, written policy of AOL and any applicable AOL Property (including without limitation AOL's kids policies to the extent applicable), (ii) does not infringe on or violate any copyright, trademark, U.S. patent, rights of publicity or privacy, moral rights or any other third party right, including without limitation, any music performance or other music related rights, and (iii) does not contain any Content which violates any applicable law or regulation ((i), (ii) and (iii) collectively, the "RULES").

Subject to the provisions of Section 1.6 of the Agreement, in the event that AOL notifies HS in writing that any such Content, as reasonably determined by AOL, does not comply or adhere to the Rules, then (a) HS shall use commercially reasonable efforts to remove such Content or block access by AOL Users to such Content; (b) in the event that HS cannot, remove such Content or block access by AOL Users to such Content in question, then HS shall provide AOL prompt written notice of such fact; (c) AOL may, at its option, either (i) restrict access from the AOL Network to the Content in question using technology available to AOL or
(ii) in the event access cannot be restricted, direct HS to remove any such Content; and (d) HS will cooperate with AOL's reasonable requests to the extent AOL elects to implement any such access restrictions.

AOL NETWORK DISTRIBUTION. HS shall not authorize or knowingly permit any third party to distribute any Content of HS through the AOL Network absent AOL's prior written approval. The distribution, placements and/or promotions described in this Agreement or otherwise provided to HS by AOL shall be used by HS solely for its own benefit, will promote solely the Licensed Content within the Customized Site or Customized Programming expressly described on Exhibit A or as permitted in the Agreement and will not be resold, traded, exchanged, bartered, brokered or otherwise offered or transferred to any third party or contain any branding other than HS' branding. Further, the Content of all such distribution, placements and promotions shall be subject to AOL's relevant written policies that are provided in writing to HS regarding objectionable content (e.g., illegal, illicit or unfit for minors) and promotion (provided that such policies shall not apply to the extent such policies would materially adversely affect HS' rights under the Agreement).

KIDS AND TEENS POLICIES. At all times, HS shall comply with the applicable AOL Property's then-standard policies regarding "child designated content." As used herein, "child designated content" means Content that is designed for: (i) Kids (children 12 and under), (ii) Young Teens (children ages 13-15), (iii) Mature Teens (children ages 16-17), and (iv) any combination of Kids, Young Teens, and Mature Teens. HS shall ensure that all child designated content (including all advertising in child designated content areas) distributed on or through the Customized Programming complies with any relevant written AOL policy (Kids, Young Teens, Mature Teens) that is made available to HS, including any obligations that such child designated content be marked or tagged so that it may operate properly in connection with viewing restriction functionality provided to AOL Users. HS shall ensure that all child designated content (including all advertising in child designated content areas) distributed on or through the Customized Site complies with any relevant written AOL policy (Kids, Young Teens, Mature Teens) as of the Effective Date, including any obligations that such child designated content be marked or tagged so that it may operate properly in connection with viewing restriction functionality provided to AOL Users, and to the extent AOL makes material changes to such policies during the Term, HS shall make commercially reasonable efforts to comply with any such revised policies made available to it. Without

                                                                    CONFIDENTIAL
limiting the generality of the foregoing or any other provision of this Agreement, HS shall notify AOL in writing whenever it intends to distribute child designated content for these age groups on or through the Customized Programming or the Customized Sites to ensure proper age restriction categorization.

CONTESTS. HS shall ensure that any contest, sweepstakes or similar promotion conducted or promoted through the Customized Programming (a "CONTEST") complies with all applicable laws and regulations. HS shall use commercially reasonable efforts to ensure that any Contest promoted through the Customized Site complies with all applicable laws and regulations.

DISCLAIMERS. HS agrees to include within the Customized Site and Customized Programming a disclaimer (the specific form and substance to be mutually agreed upon by the Parties) indicating that all Licensed Content (including any products and services) is provided by HS and its licensors, and not AOL, and any transactions are between HS and AOL Users using or purchasing such Content and AOL is not responsible for any loss, expense or damage arising out of the Licensed Content or services provided through the Customized Site or Customized Programming (e.g., "In no event shall AOL nor any of its agents, employees, representatives or Affiliates be in any respect legally liable to you or any third party in connection with any information or services contained herein and AOL makes no warranty or guaranty as to the accuracy, completeness, correctness, timeliness, or usefulness of any of the information contained herein"). HS shall not in any manner state or imply that AOL recommends or endorses HS or its Content. Within Shop@AOL, with respect to any AOL Users who access Shop@AOL through the Customized Sites or the Customized Programming, AOL agrees to include a similar disclaimer that excuses HS from liability with respect to any transactions conducted on Shop@AOL.

EXPERT/SPECIALIST CONTENT. If any of the Licensed Content professes to provide expert, professional or other specialty advice or Content (such as, without limitation, medical or psychological, religious, financial, etc.), HS shall use commercially reasonable efforts to ensure that all such Licensed Content is prepared or reviewed by licensed, insured and qualified practitioners/professionals in such field with expertise on the particular topic and such Licensed Content complies with applicable standards of the applicable profession and all applicable laws and regulations. Upon request by AOL from time to time, HS shall provide AOL with evidence reasonably satisfactory to AOL of compliance with the foregoing sentence.

INSURANCE. At all times during the Term, HS shall maintain an insurance policy or policies reasonably satisfactory to AOL and adequate in amount to insure HS against all liability associated with the Licensed Content. HS shall include AOL as an additional insured party on such policy or policies. If requested by AOL in writing, HS shall provide AOL with a copy of such policy or policies within thirty (30) days after such request, failing which, in addition to all other available remedies, AOL shall be entitled to delay the launch of the Licensed Content on the AOL Network (and reduce AOL's promotional and Impressions obligations proportionately). HS shall promptly notify AOL of any material change in such policy or policies.

REWARDS PROGRAMS. HS shall not offer, provide, implement or otherwise make available on the Customized Site or Customized Programming any promotional programs or plans that are intended to provide customers with rewards or benefits in exchange for, or on account of, their past or continued loyalty to, or patronage or purchase of, the products or services of HS or any third party (e.g., a promotional program similar to a "frequent flier" program), unless such promotional program or plan is provided exclusively through AOL's "AOL Rewards" program, accessible on the AOL Service at Keyword: "AOL Rewards."

NAVIGATION. In cases where an AOL User performs a search for HS through any search or navigational tool or mechanism that is accessible or available through the AOL Network (e.g., promotions, Keyword Search Terms, navigation bars or any other promotions or navigational tools), AOL shall have the right to direct such AOL User to the Customized Site, or any other Generally Available Site determined by AOL in its reasonable discretion. HS shall ensure that navigation back to the AOL Network from the Customized Site (and from any other Generally Available Site linked to from the AOL Network), whether through a particular pointer or link, the "back" button on an Internet browser, the closing of an active window, or any other return


                                  2                                 CONFIDENTIAL
mechanism, shall not be interrupted by HS through the use of any intermediate screen or other device not specifically requested by the user, including without limitation through the use of any html pop-up window or any other similar device.

CLIENT ALTERATIONS. HS shall not knowingly include on the Customized Site or Customized Programming any downloadable software or other mechanism that allows users to alter the navigation, user interface, look and feel, or any other element of any AOL or AOL Affiliate client software or software that is bundled therewith (including, without limitation, the Internet browsers).

AOL LOOK AND FEEL. HS acknowledges and agrees that AOL shall own all right, title and interest in and to the AOL Look and Feel. In addition, AOL shall retain editorial control over the portions of the AOL pages and forms which frame the Customized Site or Customized Programming, if any, (the "AOL FRAMES") subject to the provisions of this Agreement. Subject to the requirements of
Section 5 of this Agreement, AOL may, at its discretion, incorporate navigational icons, links and pointers or other Content into such AOL Frames, if any.

HS LOOK AND FEEL. AOL acknowledges and agrees that HS shall own all right, title and interest in and to the HS Look and Feel.

OPERATIONS. AOL shall be entitled to require reasonable changes to the Customized Site and Customized Programming that are generally required of AOL's Content providers to the extent such site will, in AOL's good faith judgment, adversely affect the technical operations of the AOL Network. AOL shall provide notice to HS of any specific sites or events on such sites that adversely affect the technical operations of the AOL Network.

AUCTIONS. HS shall not conduct any merchandising (other than auctions of real property) through the Customized Site or Customized Programming through auctions or any method other than a direct sales format without AOL's prior written consent.

MESSAGE BOARDS; CHAT ROOMS AND COMPARABLE VEHICLES. Any Content submitted by HS or its agents within message boards, chat rooms or any comparable vehicles on the Customized Site and Customized Programming will be subject to the license grant relating to submissions to "public areas" set forth in the AOL Terms of Service. HS acknowledges that it has no rights or interest in AOL User submissions to message boards, chat rooms or any other vehicles through which AOL Users may make submissions within the AOL Network. HS will refrain from editing, deleting or altering, without AOL's prior approval, any opinion expressed or submission made by an AOL User within Customized Programming except in cases where HS has a good faith belief that the Content in question violates an applicable law, regulation, third party right or the applicable AOL Property's Terms of Service.

DUTY TO INFORM. HS and AOL shall promptly inform the other Party of any information related to the Customized Site, Customized Programming or the Licensed Content which it believes will reasonably lead to a claim, demand or liability of or against AOL and/or its Affiliates or HS and/or its Affiliates by any third party.

RESPONSE TO QUESTIONS/COMMENTS; CUSTOMER SERVICE. HS shall respond promptly and professionally to questions, comments, complaints and other reasonable requests regarding the Customized Site, Customized Programming or the Licensed Content by AOL Users or on request by AOL, and shall cooperate and assist AOL in promptly answering the same. HS shall have sole responsibility for customer service (including, without limitation, order processing, billing, shipping, etc.) regarding the Customized Site, Customized Programming or the Licensed Content and AOL shall have no responsibility with respect thereto. HS shall not have any responsibilities under this paragraph with respect to Content included in Shop@AOL other than the Customized Programming and Licensed Content. HS and AOL shall each comply with all applicable requirements of any federal, state or local consumer protection or disclosure law.

PRODUCTION WORK. In the event that HS requests any AOL production assistance, HS shall work with AOL to develop detailed production plans for the requested production assistance (the "PRODUCTION PLAN"). Following receipt of the final Production Plan, AOL shall notify HS of (i) AOL's availability to perform the requested production work, (ii) the proposed fee or fee structure for the requested production work and (iii) the estimated development schedule for such work. To the extent the Parties


                                  3                                 CONFIDENTIAL
reach agreement regarding implementation of agreed-upon Production Plan, such agreement shall be reflected in a separate work order signed by the Parties. All fees to be paid to AOL for any such production work shall be paid pursuant to the terms of the applicable work order. To the extent HS elects to retain a third party provider to perform any such production work, work produced by such third party provider must generally conform to AOL's production standards available at Keyword "Styleguide." The specific production resources which AOL allocates to any production work to be performed on behalf of HS shall be as determined by AOL in its sole discretion. With respect to any routine production, maintenance or related services which AOL reasonably determines are necessary for AOL to perform in order to support the proper functioning and integration of the Promotions, Customized Programming and the Customized Site ("ROUTINE SERVICES"), HS will pay the then-standard fees charged by AOL for such Routine Services.

PRODUCTION TOOLS. AOL shall provide to HS those of it's proprietary publishing tools (each a "PUBLISHING TOOL") necessary for HS to comply with the requirements of the Programming Plan in order to develop and implement the Licensed Content during the Term. HS shall determine, in its reasonable discretion and consistent with the Programming Plan, which Publishing Tool(s) to utilize and shall be granted a nonexclusive license during the Term to use any such Publishing Tool(s), which license shall be subject to: (i) HS' compliance with all rules and regulations relating to use of the Publishing Tools, as published from time to time by AOL, (ii) AOL's right to withdraw or modify such license at any time, and (iii) HS' express recognition that AOL provides all Publishing Tools on an "as is" basis, without warranties of any kind.

TRAINING AND SUPPORT. AOL shall make available to HS standard AOL training and support programs necessary to produce any AOL areas hereunder. HS can select its training and support program from the options then offered by AOL. HS shall be responsible to pay the fees associated with its chosen training and support package. In addition, HS will pay travel and lodging costs associated with its participation in any AOL training programs (including AOL's reasonable travel and lodging costs when training is conducted at HS' offices).

KEYWORDS. Any Keyword Search Terms to be directed to the Customized Site shall be (i) subject to availability for use by HS and (ii) limited to the combination of the Keyword(TM) search modifier combined with a trademark of HS and any Keyword Search Terms granted to HS during the Term of the Agreement. AOL reserves the right to revoke HS' use of any Keyword Search Terms which do not incorporate trademarks of HS upon [*] days written notice (or a shorter time period if continued use by HS of any such Keyword Search Term may expose AOL to liability). HS acknowledges that its utilization of a Keyword Search Term will not create in it, nor will it represent it has, any right, title or interest in or to such Keyword Search Term, other than the right, title and interest HS holds in HS' registered trademark independent of the Keyword Search Term. Without limiting the generality of the foregoing, HS will not: (a) attempt to register or otherwise obtain trademark or copyright protection in the Keyword Search Term; or (b) use the Keyword Search Term, except for the purposes expressly required or permitted under this Agreement. This Section shall survive the completion, expiration, termination or cancellation of this Agreement.

ACCOUNTS. To the extent AOL has granted HS any accounts on the AOL Service, HS will be responsible for the actions taken under or through its accounts, which actions are subject to AOL's applicable Terms of Service and for any surcharges, including, without limitation, all premium charges, transaction charges, and any applicable communication surcharges incurred by any account issued to HS, but HS will not be liable for charges incurred by any account relating to AOL's standard monthly usage fees and standard hourly charges, which charges AOL will bear. Upon the termination of this Agreement, all accounts, related screen names and any associated usage credits or similar rights, will automatically terminate. AOL will have no liability for loss of any data or content related to the proper termination of any such account.

II.   TRADEMARKS

TRADEMARK LICENSE. In designing and implementing any marketing, advertising, or other promotional materials (expressly excluding Press Releases) related to this Agreement and/or referencing the other Party and/or its trade names, trademarks and service marks (the "PROMOTIONAL

----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                  4                                 CONFIDENTIAL

MATERIALS") and subject to the other provisions contained herein: HS shall be entitled to use the following trade names, trademarks and service marks of AOL: the "America Online(R)" brand service, "AOL(TM)" service/software and AOL's triangle logo and, and the applicable trade names, trademarks and service marks of AOL and its Affiliates relating to the AOL Properties in connection therewith; HS shall comply with the AOL styleguide available at keyword:
"Styleguide"; and AOL and its Affiliates shall be entitled to use the trade names, trademarks and service marks of HS and its Affiliates relating to the Customized Sites and Customized Programming (collectively, together with the AOL marks listed above, the "MARKS"); provided that each Party: (i) does not create a unitary composite mark involving a Mark of the other Party without the prior written approval of such other Party, (ii) displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other Party's Marks in accordance with applicable trademark law and practice, and
(iii) complies with all written guidelines provided to it by the other Party related to use of the other Party's Marks. This Section other than the grant of licenses herein, shall survive the completion, expiration, termination or cancellation of this Agreement.

RIGHTS. Each Party acknowledges the ownership right of the other Party in the Marks of the other Party and agrees that all use of the other Party's Marks will inure to the benefit, and be on behalf, of the other Party. Each Party acknowledges that its utilization of the other Party's Marks will not create in it, nor will it represent it has, any right, title or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the trademark rights of the other Party.

QUALITY STANDARDS. Each Party agrees that the nature and quality of its products and services supplied in connection with the other Party's Marks shall conform to quality standards communicated in writing by the other Party for use of its trademarks. Each Party agrees to supply the other Party, upon request, with a reasonable number of samples of any Materials publicly disseminated by such Party which utilize the other Party's Marks. Each Party shall comply with all applicable laws, regulations and customs and obtain any required government approvals pertaining to use of the other Party's Marks.

PROMOTIONAL MATERIALS. Each Party will submit to the other Party, for its prior written approval, which shall not be unreasonably withheld or delayed, any Promotional Materials (excluding Press Releases) related to the Customized Sites and/or referencing the other Party and/or its trade names, trademarks, and service marks; provided, however, that either Party's use of screen shots of the Customized Site for promotional purposes will not require the approval of the other Party; and provided further, however, that, following the initial public announcement of the business relationship between the Parties in accordance with the approval and other requirements contained herein, either Party's subsequent factual reference to the existence of a business relationship between the Parties in Promotional Materials will not require the approval of the other Party. Each Party will solicit and reasonably consider the views of the other Party in designing and implementing such Promotional Materials. Once approved, the Promotional Materials may be used by a Party and its affiliates for the purpose of promoting the Customized Site and the Content contained therein and reused for such purpose until such approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn, existing inventories of Promotional Materials may be depleted.

INFRINGEMENT PROCEEDINGS. Each Party agrees to promptly notify the other Party of any unauthorized use of the other Party's Marks of which it has actual knowledge. Each Party shall have the sole right and discretion to bring proceedings alleging infringement of its Marks or unfair competition related thereto; provided, however, that each Party agrees to provide the other Party, at such other Party's expense, with its reasonable cooperation and assistance with respect to any such infringement proceedings.

III. REPRESENTATIONS AND WARRANTIES

Each Party represents and warrants to the other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement, to grant the licenses granted hereunder and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not violate any agreement to which such Party is a party or by which it is


                                  5                                 CONFIDENTIAL
otherwise bound; (iii) when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; (iv) to its best knowledge, such Party's Promotional Materials will neither infringe on any copyright, U.S. patent or any other third party right nor violate any applicable law or regulation; and (v) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof which are not expressly provided for in this Agreement.

IV.  CONFIDENTIALITY

Each Party acknowledges that Confidential Information may be disclosed to the other Party during the course of this Agreement. Each Party agrees that it will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the term of this Agreement, and for a period of three years following expiration or termination of this Agreement, to prevent the disclosure of Confidential Information of the other Party, other than to its employees, or to its other agents who must have access to such Confidential Information for such Party to perform its obligations hereunder, who will each agree to comply with this section. Notwithstanding the foregoing, either Party may issue a press release or other disclosure containing Confidential Information without the consent of the other Party, to the extent such disclosure is required by law, rule, regulation or government or court order or as reasonably advised by legal counsel. In such event, the disclosing Party will provide at least five (5) business days prior written notice of such proposed disclosure to the other Party. Further, in the event such disclosure is required of either Party under the laws, rules or regulations of the Securities and Exchange Commission or any other applicable governing body, such Party will
(i) redact mutually agreed-upon portions of this Agreement to the fullest extent permitted under applicable laws, rules and regulations and (ii) submit a request to such governing body that such portions and other provisions of this Agreement receive confidential treatment under the laws, rules and regulations of the Securities and Exchange Commission or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body. Notwithstanding the foregoing, AOL shall be permitted to disclose this Agreement and any Confidential Information to AOL Canada, Inc.

V.  RELATIONSHIP WITH AOL USERS

SOLICITATION OF SUBSCRIBERS. (a) Except as otherwise provided in the main body of the Agreement, during the Term of this Agreement and for a two year period thereafter, HS will not use the AOL Network (including, without limitation, the e-mail network contained therein) to solicit AOL Users on behalf of another Interactive Service. More generally, HS will not send unsolicited, commercial e-mail (i.e., "spam") or other online communications through or into AOL's products or services, absent a Prior Business Relationship. For purposes of this Agreement, a "PRIOR BUSINESS RELATIONSHIP" will mean that the AOL User to whom commercial e-mail or other online communication is being sent has voluntarily either (i) engaged in a transaction with HS or (ii) provided information to HS through a contest, registration, or other communication, which included clear notice to the AOL User that the information provided could result in commercial e-mail or other online communications being sent to that AOL User by HS, its Affiliates or their respective agents. Any commercial e-mail or other online communications to AOL Users which are otherwise permitted hereunder will (x) include a prominent and easy means to "opt-out" of receiving any future commercial communications from HS and (y) shall also be subject to AOL's then-standard restrictions on distribution of bulk e-mail (e.g., related to the time and manner in which such e-mail can be distributed through or into the AOL product or service in question).

(b) HS and AOL shall ensure that their respective collection, use and disclosure of information obtained from AOL Users under this Agreement ("MEMBER INFORMATION") complies with (i) all applicable laws and regulations and (ii) AOL's standard privacy policies, available on the AOL Service at the keyword term "Privacy" (or, in the case of the Customized Site, HS' standard privacy policies so long as such policies are published on the site and provide adequate notice, disclosure and choice to users regarding HS' collection, use and disclosure of user information). HS will not disclose Member Information collected hereunder to any third party in a manner that identifies AOL Users as end users of an AOL product or service or use Member


                                  6                                 CONFIDENTIAL

Information collected under this Agreement to market another Interactive
Service.

EMAIL NEWSLETTERS. Any email newsletters sent to AOL Users by HS or its agents shall (i) be subject to AOL's then current policies on use of the email functionality, including but not limited to AOL's then current policy on unsolicited bulk email, (ii) be sent only to AOL Users requesting to receive such newsletters, (iii) not contain Content which violates AOL's Terms of Service, and (iv) not contain any Advertisements, marketing or promotion for any other third-party Interactive Service.

AOL USER COMMUNICATIONS. To the extent HS is otherwise permitted to send communications to AOL Users (in accordance with the other requirements contained herein) in any such communications to AOL Users on or off the Customized Sites (including, without limitation, e-mail solicitations), HS will not encourage AOL Users to take any action inconsistent with the scope and purpose of this Agreement, including without limitation, the following actions: (i) using an interactive site other than the Customized Site for the purchase of Products,
(ii) using Content other than the Licensed Content; (iii) bookmarking of interactive sites; or (iv) changing the default home page on the AOL browser. Additionally, with respect to such AOL User communications, in the event that HS encourages an AOL User to purchase Products through such communications, HS shall ensure that (a) the AOL Network is promoted as the primary means through which the AOL User can access the Customized Site and (b) any link to the Customized Site will link to a page which indicates to the AOL User that such user is in a site which is affiliated with the AOL Network.

VI.  TREATMENT OF CLAIMS

LIABILITY. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THIS AGREEMENT, THE USE OF OR INABILITY TO USE THE LICENSED CONTENT, THE CUSTOMIZED SITE, THE CUSTOMIZED PROGRAMMING, THE GENERALLY AVAILABLE SITES OR THE AOL NETWORK OR ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS (COLLECTIVELY, "DISCLAIMED DAMAGES"); PROVIDED THAT EACH PARTY SHALL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION BELOW. EXCEPT AS PROVIDED BELOW IN THE "INDEMNITY" SECTION, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR MORE THAN THE AGGREGATE AMOUNTS PAYABLE HEREUNDER IN THE YEAR IN WHICH THE EVENT GIVING RISE TO SUCH LIABILITY OCCURRED; PROVIDED THAT EACH PARTY SHALL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS OWED TO THE OTHER PARTY UNDER THE PROVISIONS OF THIS AGREEMENT, SUBJECT TO ANY DEFENSES TO PAYMENT.

NO ADDITIONAL WARRANTIES. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE LICENSED CONTENT, CUSTOMIZED SITE, THE CUSTOMIZED PROGRAMMING, THE GENERALLY AVAILABLE SITES, THE AOL NETWORK, THE AOL TOOLS, OR THE PUBLISHING TOOLS, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH PARTY SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING THE PROFITABILITY OF AOL NETWORK OR THE CUSTOMIZED SITE.

INDEMNITY. Each Party will defend, indemnify, save and hold harmless the other Party and the officers, directors, agents, Affiliates, distributors, franchisees and employees of the other Party from any and all third party claims, demands, liabilities, costs or expenses, including reasonable attorneys' fees ("LIABILITIES"), resulting from the indemnifying Party's material breach or alleged breach of any obligation, representation, or warranty of this Agreement. In addition, HS will defend, indemnify, save and hold harmless AOL and AOL's officers,


                                  7                                 CONFIDENTIAL
directors, agents, Affiliates, distributors, franchisees and employees from any and all Liabilities arising out of or in any way related to the Licensed Content, including any allegation of or actual infringement of any third party's intellectual property rights by Content on the Customized Programming or the Customized Sites, except to the extent any such Liabilities are caused by AOL's acts or omissions. AOL will defend, indemnify, save and hold harmless HS and HS' officers, directors, agents, Affiliates, distributors, franchisees and employees from any and all Liabilities arising out of or related to HS' use of the AOL Tools in accordance with this Agreement, except to the extent the use of the AOL Tools is governed by a separate agreement mutually entered into by the Parties.

If a Party entitled to indemnification hereunder (the "INDEMNIFIED PARTY") becomes aware of any matter it believes is indemnifiable hereunder involving any claim, action, suit, investigation, arbitration or other proceeding against the Indemnified Party by any third party (each an "ACTION"), the Indemnified Party shall give the other Party (the "INDEMNIFYING PARTY") prompt written notice of such Action. Such notice shall (i) provide the basis on which indemnification is being asserted and (ii) be accompanied by copies of all relevant pleadings, demands, and other papers related to the Action and in the possession of the Indemnified Party. The Indemnifying Party shall have a period of ten (10) days after delivery of such notice to respond. If the Indemnifying Party elects to defend the Action or does not respond within the requisite ten (10) day period, the Indemnifying Party shall be obligated to defend the Action, at its own expense, and by counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall cooperate, at the expense of the Indemnifying Party, with the Indemnifying Party and its counsel in the defense and the Indemnified Party shall have the right to participate fully, at its own expense, in the defense of such Action. If the Indemnifying Party responds within the required ten (10) day period and elects not to defend such Action, the Indemnified Party shall be free, without prejudice to any of the Indemnified Party's rights hereunder, to compromise or defend (and control the defense of) such Action. In such case, the Indemnifying Party shall cooperate, at its own expense, with the Indemnified Party and its counsel in the defense against such Action and the Indemnifying Party shall have the right to participate fully, at its own expense, in the defense of such Action. Any compromise or settlement of an Action shall require the prior written consent of both Parties hereunder, such consent not to be unreasonably withheld or delayed.

ACKNOWLEDGMENT. AOL AND HS EACH ACKNOWLEDGES THAT THE PROVISIONS OF THIS AGREEMENT WERE NEGOTIATED TO REFLECT AN INFORMED, VOLUNTARY ALLOCATION BETWEEN THEM OF ALL RISKS (BOTH KNOWN AND UNKNOWN) ASSOCIATED WITH THE TRANSACTIONS CONTEMPLATED HEREUNDER. THE LIMITATIONS AND DISCLAIMERS RELATED TO WARRANTIES AND LIABILITY CONTAINED IN THIS AGREEMENT ARE INTENDED TO LIMIT THE CIRCUMSTANCES AND EXTENT OF LIABILITY. THE PROVISIONS OF THIS SECTION VI SHALL BE ENFORCEABLE INDEPENDENT OF AND SEVERABLE FROM ANY OTHER ENFORCEABLE OR UNENFORCEABLE PROVISION OF THIS AGREEMENT.

VII.  ARBITRATION

(a) Management Committee. The Parties will act in good faith and use commercially reasonable efforts to promptly resolve any claim, dispute, controversy or disagreement (each a "DISPUTE") between the Parties or any of their respective subsidiaries, affiliates, successors and assigns arising under, in connection with or related to this Agreement or any document executed pursuant to this Agreement or any of the transactions contemplated hereby.or any document executed pursuant to this Agreement or any of the transactions contemplated hereby. If the Parties cannot promptly resolve the Dispute, the Dispute will be submitted in writing to the Management Committee for resolution. For ten (10) days following submission of the Dispute to the Management Committee, the Management Committee will have the exclusive right to resolve such Dispute; provided that the Management Committee will have the final and exclusive right to resolve Disputes arising from any provision of the Agreement which expressly or implicitly provides for the Parties to reach mutual agreement as to certain terms. If the Management Committee is unable to amicably resolve the Dispute during the ten-day period, then the Management Committee will consider in good faith for a period of thirty (30) days the possibility of retaining a third party mediator to facilitate resolution of the Dispute. In the event the Management Committee elects not to retain a


                                  8                                 CONFIDENTIAL
mediator within such thirty (30) day period, the dispute will be subject to the resolution mechanisms described below. "MANAGEMENT COMMITTEE" will mean a committee made up of a senior executive from each of the Parties for the purpose of resolving Disputes under this Section VII and generally overseeing the relationship between the Parties contemplated by this Agreement. Neither Party will seek, nor will be entitled to seek, binding outside resolution of the Dispute unless and until the Parties have been unable amicably to resolve the Dispute as set forth in this Section VII(a) and then, only in compliance with the procedures set forth in the remainder of this Section VII.

(b) Arbitration. Except for Disputes relating to issues of proprietary rights, including but not limited to intellectual property and confidentiality, any Dispute not resolved by amicable resolution as set forth in Section VII(a) will be governed exclusively and finally by arbitration. Such arbitration will be conducted by JAMS, or if not possible, another comparable ADR/arbitration company, in Washington, D.C. and will be initiated and conducted in accordance with the Commercial Arbitration Rules ("COMMERCIAL RULES") of JAMS, including any supplementary procedures applicable to large complex commercial disputes ("COMPLEX PROCEDURES"), as such rules will be in effect on the date of delivery of a demand for arbitration ("DEMAND"), except to the extent that such rules are inconsistent with the provisions set forth herein. Notwithstanding the foregoing, the Parties may agree in good faith in writing that the Complex Procedures will not apply in order to promote the efficient arbitration of Disputes where the nature of the Dispute, including without limitation the amount in controversy, does not justify the application of such procedures.

(c) Selection of Arbitrators. The arbitration panel will consist of three arbitrators. Each Party will name an arbitrator to be selected from the JAMS-approved list of arbitrators within ten (10) days after the delivery of the Demand. The arbitrators should be neutral participants, with no prior relationship of any kind with either Party that may create a conflict of interest. Each Party will select one arbitrator, and the third arbitrator should be selected by the first two arbitrators. If the two arbitrators are unable to select a third arbitrator within ten (10) days, a third neutral arbitrator will be appointed by JAMS from its panel of commercial arbitrators for large and complex cases . Similarly, if either party objects to the selection of any arbitrator because of an identifiable conflict of interest and the Parties are unable to resolve the dispute within ten (10) days, then a replacement arbitrator will be appointed by JAMS from its panel of commercial arbitrators for large and complex cases. If a vacancy in the arbitration panel occurs after the hearings have commenced, the remaining arbitrator or arbitrators may not continue with the hearing and determination of the controversy, unless the Parties agree otherwise. If the Parties so desire, the Parties may agree to proceed with arbitration with one arbitrator upon mutual agreement.

(d) Governing Law. The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, and not state law, will govern the arbitrability of all Disputes. The arbitrators will allow such discovery as is appropriate to the purposes of arbitration in accomplishing a fair, speedy and cost-effective resolution of the Disputes. The arbitrators will reference the Federal Rules of Civil Procedure then in effect in setting the scope and timing of discovery. The Federal Rules of Evidence will apply in toto. The arbitrators may enter a default decision against any Party who fails to participate in the arbitration proceedings.

(e) Arbitration Awards. The arbitrators will have the authority to award compensatory damages only. Any award by the arbitrators will be accompanied by a written opinion setting forth the findings of fact and conclusions of law relied upon in reaching the decision. Judgment upon the award may be entered by any court of competent jurisdiction. The Parties agree that the existence, conduct and content of any arbitration will be kept confidential and no Party will disclose to any person any information about such arbitration, except as may be required by law or by any governmental authority or for financial reporting purposes in each Party's financial statements.

(f) Fees. Each Party will pay the fees of its own attorneys, expenses of witnesses and all other expenses and costs in connection with the presentation of such Party's case (collectively, "ATTORNEYS' FEES"). The remaining costs of the arbitration, including without limitation, fees of the arbitrators, costs of records or transcripts and administrative fees (collectively, "ARBITRATION COSTS") will be borne equally by the Parties. Notwithstanding the foregoing, the arbitrators may modify the allocation of Arbitration Costs and award Attorneys' Fees in those cases where fairness


                                  9                                 CONFIDENTIAL
dictates a different allocation of Arbitration Costs between the Parties or an award of Attorneys' Fees to the prevailing Party as determined to be appropriate by the arbitrators.

(g) Non Arbitratable Disputes. Any Dispute that is not subject to final resolution by the Management Committee or to arbitration under this Section VII (collectively, "NON-ARBITRATION CLAIMS") will be brought in a court of competent jurisdiction in the Commonwealth of Virginia. Each Party irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and the federal courts situated in the Commonwealth of Virginia, over any and all Non-Arbitration Claims and any and all actions to enforce such claims or to recover damages or other relief in connection with such claims.

VIII.  MISCELLANEOUS

AUDITING RIGHTS. Each Party shall maintain complete, clear and accurate records of all expenses, revenues, fees, transactions and related documentation (including agreements) in connection with the performance of this Agreement ("RECORDS"). All such Records shall be maintained for a minimum of five (5) years following termination of this Agreement. For the sole purpose of ensuring compliance with this Agreement, each of HS and AOL shall have the right, at its expense, to direct an independent certified public accounting firm subject to strict confidentiality restrictions to conduct a reasonable and necessary copying and inspection of portions of the Records of the other Party that are directly related to amounts payable to HS or AOL pursuant to this Agreement. Any such audit may be conducted after twenty (20) business days prior written notice, subject to the following: Such audits shall not be made more frequently than once every twelve months.

EXCUSE. Neither Party shall be liable for, or be considered in breach of or default under this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of any causes or conditions which are beyond such Party's reasonable control and which such Party is unable to overcome by the exercise of reasonable diligence. Without limiting the generality of the foregoing, AOL's Promotion commitments hereunder are subject to the prior timely receipt from HS of Licensed Content for such Promotion which complies with all applicable terms of this Agreement and any standard written policies of AOL.

INDEPENDENT CONTRACTORS. The Parties to this Agreement are independent contractors. Neither Party is an agent, representative or partner of the other Party. Neither Party shall have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement shall not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

NOTICE. Any notice, approval, request, authorization, direction or other communication under this Agreement will be given in writing and will be deemed to have been delivered and given for all purposes (a) on the delivery date if delivered by confirmed facsimile or, in the case of AOL, by electronic mail on the AOL Network (to screenname "[*]"; (ii) on the delivery date if delivered personally to the Party to whom the same is directed; or (iii) one business day after deposit with a commercial overnight carrier, with written verification of receipt; or (iv) on the date of receipt if sent by registered or certified mail. In the case of AOL, such notice will be provided to both the Vice President, Interactive Marketing Business Development (fax no. [*]) and the Deputy General Counsel (fax no. [*]), each at the address of AOL set forth in the first paragraph of this Agreement. In the case of HS, except as otherwise specified herein, such notice will be provided to the Vice President General Counsel and the Senior Vice President Business Development and the notice address shall be the address for HS set forth in the first paragraph of this Agreement. Notwithstanding the foregoing, no notice related to the breach or termination of this Agreement will be deemed to have been delivered and given if delivered by electronic mail.

NO WAIVER. The failure of either Party to insist upon or enforce strict performance by the other Party of any provision of this Agreement or to exercise any right under this Agreement shall not be construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance;

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[*]   CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                 10                                 CONFIDENTIAL
rather, the same shall be and remain in full force and effect.

RETURN OF INFORMATION. Upon the expiration or termination of this Agreement, each Party shall, upon the written request of the other Party, return or destroy (at the option of the Party receiving the request) all Confidential Information, documents, manuals and other materials specified by the other Party.

SURVIVAL. Sections IV, V, VI, VII and VIII of this Exhibit D, shall survive the completion, expiration, termination or cancellation of this Agreement. In addition, all payment terms of this Agreement shall survive with regard to any accrued payments due and owing before completion, expiration, termination or cancellation of this Agreement, and any provision that expressly states that it shall survive or which, by its nature, must survive the completion, expiration, termination or cancellation of this Agreement, shall survive the completion, expiration, termination or cancellation of this Agreement.

ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and supersedes any and all prior agreements of the Parties with respect to the transactions set forth herein. Neither Party shall be bound by, and each Party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any correspondence or other document, unless the Party to be bound thereby specifically agrees to such provision in writing.

AMENDMENT. No change, amendment or modification of any provision of this Agreement shall be valid unless set forth in a written instrument signed by the Party subject to enforcement of such amendment.

FURTHER ASSURANCES. Each Party shall take such action (including, but not limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by the other Party for the implementation or continuing performance of this Agreement.

ASSIGNMENT. Neither Party shall assign this Agreement or any right, interest or benefit under this Agreement without the prior written consent of the other Party. Except as provided below, assumption of this Agreement by any successor of a Party (including, without limitation, by way of merger, consolidation or sale of all or substantially all of HS' stock or assets) shall be subject to the other Party's prior written approval. Notwithstanding the foregoing, HS shall have the right to assign this agreement to an entity controlling, controlled by, or under common control with HS as part of an internal corporate reorganization without the prior written approval of AOL. Subject to the foregoing, this Agreement shall be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

SUBCONTRACTORS. Each Party shall be responsible for ensuring that all of its consultants and subcontractors comply with this Agreement and such Party shall be liable for any breaches of this Agreement caused by any of its consultants or subcontractors.

CONSTRUCTION; SEVERABILITY. In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties to this Agreement, (i) such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect.

REMEDIES. Except where otherwise specified, the rights and remedies granted to a Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity.

APPLICABLE LAW. This Agreement shall be interpreted, construed and enforced in all respects in accordance with the laws of the Commonwealth of Virginia except for its conflicts of laws principles.

EXPORT CONTROLS. Both Parties shall adhere to all applicable laws, regulations and rules relating to the export of technical data and shall not export or re-export any technical data, any products received from the other Party or the direct product of such technical data to any proscribed country listed in such applicable laws, regulations and rules unless properly authorized.


                                  11                                CONFIDENTIAL

HEADINGS. The captions and headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement.

COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signatures sent by facsimile shall be deemed original signatures.


                                 12                                 CONFIDENTIAL

                                    EXHIBIT E
                                AOL LOOK AND FEEL

                              INTENTIONALLY DELETED



                                                                    CONFIDENTIAL

                                    EXHIBIT F

                          TECHNICAL OPERATING STANDARDS

1. Customized Site Infrastructure. HS will be responsible for all communications, hosting and connectivity costs and expenses associated with the Customized Site. HS will provide all hardware, software, telecommunications lines and other infrastructure necessary to meet traffic demands on the Customized Site from the AOL Network. HS will design and implement the infrastructure and network between the AOL Network and Customized Site such that (i) no single component failure over which HS exercises control will have a materially adverse impact on AOL Users seeking to reach the Customized Site from the AOL Network and (ii) sufficient bandwidth is maintained to handle sustained load and regular spikes in traffic. In the event that HS elects to create a custom version of the Customized Site in order to comply with the terms of this Agreement, HS will bear responsibility for all aspects of the implementation, management and cost of such customized site.

2. Optimization; Speed. HS will use commercially reasonable efforts to ensure that: (a) the functionality and features within the Customized Site are optimized for the client software then in use by AOL Members; and (b) the Customized Site is designed and populated in a manner that minimizes delays when AOL Users attempt to access such site. At a minimum, HS will ensure that the Customized Site's data transfers initiate within fewer than [*] ([*]) seconds on average, excluding HS feeds to AOL DCI. Prior to commercial launch of any material promotions described herein, HS will permit AOL to conduct performance, load and browser compatibility testing of the Customized Site (in person or through remote communications), with such commercial launch not to commence until such time as AOL is reasonably satisfied with the results of any such testing.

3. Technical Problems. HS agrees to use commercially reasonable efforts to address material technical problems (over which HS exercises control) affecting use by AOL Users of the Customized Site (a "HS Technical Problem") promptly following notice thereof. In the event of a HS Technical Problem (including, without limitation, infrastructure deficiencies producing user delays), AOL will have the right to regulate the promotions it provides to HS hereunder until such time as HS corrects the HS Technical Problem at issue.

4. Monitoring. HS will ensure that the performance and availability of the Customized Site is monitored on a continuous basis. HS will provide AOL with contact information (including e-mail, phone, pager and fax information, as applicable, for both during and after business hours) for HS's principal business and technical representatives, for use in cases when issues or problems arise with respect to the Customized Site.

5. Telecommunications. Where applicable, HS will utilize encryption methodology to secure data communications between the Parties' data centers.

6. Security. On non-email transfers HS will utilize Internet standard encryption technologies (e.g., Secure Socket Layer - SSL) to provide a secure environment for conducting transactions and/or transferring private AOL User information (e.g. credit card numbers, banking/financial information, and user address information) to and from the Customized Site. AOL may periodically conduct reviews of the Customized site (hosting infrastructure) in conjunction with, and facilitated by, HS in order to evaluate any potential security risks of such site. HS will use commercially reasonable efforts to promptly remedy any security risks or breaches of security as may be identified.

7.    Technical Performance.

      i. HS will design the Customized Site to support the AOL-client embedded versions of the Microsoft Internet Explorer 4.5 and higher (Windows and Macintosh)and the Netscape Browser 4.7and 6.XX and make commercially reasonable efforts to support all other AOL browsers listed at: "http://webmaster.info.aol.com."

      ii. To the extent HS creates customized pages on the Customized Site for AOL Members, HS shall develop and employ a methodology to detect AOL Members.

      iii. HS will periodically review the technical information made available by AOL at http://webmaster.info.aol.com.

      iv. HS will design its site to support HTTP 1.0, 1.1 or later protocol as defined in RFC 1945 and to adhere to AOL's parameters for refreshing or preventing the caching of information in AOL's proxy system as outlined in the document provided at the following URL: http://webmaster.info.aol.com. HS is responsible for the manipulation of these parameters in web-based objects so as to allow them to be cached or not cached as outlined in RFC 1945.

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[*]   CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

      v. Prior to releasing major or material new functionality through the Customized Site ("New Functionality"), HS will use commercially reasonable efforts to (i) test the New Functionality to confirm its compatibility with AOL Service client software and (ii) provide AOL with notice of the New Functionality so that AOL can perform tests of the New Functionality to confirm its compatibility with the AOL Service client software. Should any new material, new functionality or features through the Customized Site be released without notification to AOL, AOL will not be responsible for any adverse user experience until such time that compatibility tests can be performed and the new material, functionality or features qualified for the AOL Service.

8. AOL Internet Services HS Support. AOL will provide HS with access to the standard online resources, standards and guidelines documentation, technical phone support, monitoring and after-hours assistance that AOL makes generally available to similarly situated web-based partners. AOL support will not, in any case, be involved with content creation on behalf of HS or support for any technologies, databases, software or other applications which are not supported by AOL or are related to any HS area other than the Customized Site. Support to be provided by AOL is contingent on HS providing to AOL demo account information (where applicable), and will make reasonable efforts to provide a detailed description of the relevant areas of the Customized Site's software, hardware and network architecture and access to a replicated Quality Assurance environment of the Customized Site for purposes of such performance and load testing as AOL elects to conduct.

9. Industry Standards. In addition to the foregoing standards, and if and to the extent site standards are not established in this Exhibit with respect to any other aspect or portion of the Customized Site (or the Products or other Content contained therein), HS shall provide such aspect or portion at a level of accuracy, quality, completeness, and timeliness which meets or exceeds prevailing standards in the applicable industry.

10. AOL Style Guidelines. HS will be in compliance with the AOL Style Guidelines as available through the following link:
      http://styleguide.aol.com.


                                  2                                 CONFIDENTIAL

                                    EXHIBIT G
                                OFFLINE PROMOTION

In (a) all HS television advertisements lasting 30 seconds or longer that include any reference to the HS Properties (a "REFERENCE") and (b) all HS print advertisements that are greater than one-half (1/2) of the page size of the publication in which they appear and that include a Reference, HS shall prominently promote the Customized Sites' availability through America Online(R) and include prominent specific references or mentions (verbally where possible) of the Customized Sites' availability through America Online(R) except where the written, generally applicable policies of the publisher prohibits the mention of the HS Properties' availability through America Online or where creative execution does not permit such promotion; provided however, that in advertisements that for policy or creative reasons do not include AOL's "keywords" in an advertisement, HS will provide AOL with mutually agreed alternative cross promotion. In all other HS television, radio and print advertisements which include a Reference, HS will use commercially reasonable good faith efforts to prominently promote the Customized Sites' availability through America Online(R) and include prominent specific references or mentions (verbally where possible) of the Customized Sites' availability through America Online(R) except where not possible due to space and programming constraints, or where the creative execution does not permit such promotion. Listing of the "URL(s)" for the Generally Available Sites in any of HS' advertisements will be accompanied by the AOL "keyword" for the Customized Site. The foregoing notwithstanding, in the case of advertisements acquired or arranged on a cooperative basis with any third party and over which HS therefore does not have editorial control, and which include a Reference, HS shall use commercially reasonable good faith efforts to prominently promote the Customized Sites' availability through America Online(R) and include prominent specific references or mentions (verbally where possible) of the Customized Sites' availability through America Online(R).


                                                                    CONFIDENTIAL

                                    EXHIBIT H
                            HOME CHANNEL SCREEN SHOTS


                                                                    CONFIDENTIAL

                                    EXHIBIT I
                           AOL EXCLUSIVE RELATIONSHIPS

*** Subject to revision by AOL in accordance with the provisions of the Agreement***
CATEGORY
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*] (Corporate event/company sponsored investor-related events)
[*]
[*]
[*]
[*]
[*] (i.e., in retail locations)
[*]

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[*]   CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

CATEGORY
[*]
[*]
[*]
[*] (for market research purposes)
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]; provided, however, that inclusion of this item on the initial Exhibit I shall not preclude HS from promoting its "Find a Realtor," "Find a Lender," "Find a Mover," "Find a Builder," or "Find Self-Storage" functionality within the Customized Programming"

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[*]   CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY
      WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL

                                    EXHIBIT J
                            HOMESTORE EMPLOYEE OFFER

HS employees that are located in the United States and not current AOL Members (the "EMPLOYEES") shall be entitled to receive the following offer during the sixty (60) day period immediately succeeding the Package Delivery Date (as defined below) in accordance with the terms herein (the "EMPLOYEE OFFER"): unlimited access to the AOL Service for a subscription fee of $[*] per month for one year from registration (the "DISCOUNT PERIOD"). AOL shall, at its expense, deliver 1,800 AOL Packages to HS on a date no later than forty five (45) days following the Effective Date (the "PACKAGE DELIVERY DATE"). HS shall promptly notify all Employees of the availability of the Offer Request; provided that all communications by HS relating to the Employee Offer shall be subject to AOL's prior written approval (which may be provided via e-mail), not to be unreasonably withheld. HS shall provide one (1) AOL Package to each Employee electing to participate in the Employee Offer. HS shall be responsible for the costs and expenses associated with its distribution or promotional obligations set forth under this Exhibit J. As used herein, "AOL PACKAGE" means an AOL-supplied CD-ROM containing the AOL Software and related promotional and packaging materials included therewith and "AOL SOFTWARE" means the proprietary software used to connect to and use the AOL Service.

Each Employee participating in the Employee Offer must register for the AOL Service during the two (2) month period immediately succeeding the Package Delivery Date and agree to the terms and conditions of the AOL Service. The Parties acknowledge that each Employee shall be responsible (and in no event shall AOL or HS be responsible) for (i) the actions taken by any such Employee under or through his or her AOL Service account, which actions are subject to AOL's applicable Terms of Service and (ii) for any surcharges, including, without limitation, all premium charges, transaction charges, and any applicable communication surcharges incurred by any AOL Service account issued to any such Employee. HS understands and agrees that each AOL Service account offered to Employees hereunder may only be provided to an Employee and may not be sold, bartered, exchanged or otherwise provided to any other person or entity for use by such person or entity (the "EMPLOYEE USAGE REQUIREMENT"). AOL shall have the right to terminate immediately any such AOL Service account for violation of AOL's Terms of Service or the Employee Usage Requirement, and shall have no obligation to reinstate or replace any such terminated AOL Service account. Following the Discount Period for each Employee participating in the Employee Offer hereunder, continued use of such Employee's AOL Service account established pursuant to the Employee Offer will be subject to payment by the applicable Employee of AOL's then-standard monthly subscription fee for the AOL Service.

AOL DOES NOT MAKE, AND HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE AOL SOFTWARE, THE AOL PACKAGES, OR ANY OTHER AOL DELIVERABLES UNDER THIS EXHIBIT J, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.


----------
[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


                                                                    CONFIDENTIAL